FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$1,422,273	$2,558,112	$25,850,409	$22,704,757	$19,108,056
Net Assets	$1,422,273	$2,558,112	$25,850,409	$22,704,757	$19,108,056

NET ASSETS, representing:
Accumulation units	$1,422,273	$2,558,112	$25,850,409	$22,704,757	$19,108,056
	$1,422,273	$2,558,112	$25,850,409	$22,704,757	$19,108,056

Units outstanding	642,279	381,442	700,601	1,323,551	1,546,568

Portfolio shares held	142,227	160,989	177,349	391,192	385,788
Portfolio net asset value per share	$10.00	$15.89	$145.76	$58.04	$49.53
Investment in portfolio shares, at cost	$1,422,273	$1,946,609	$6,160,468	$6,533,259	$5,853,855

STATEMENTS OF OPERATIONS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/1/2025
	to	to	to	to	to
	12/31/2025	12/31/2025	12/31/2025	12/31/2025	12/31/2025

INVESTMENT INCOME
Dividend income	$64,510	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	20,205	29,359	302,959	267,759	234,941
Reimbursement for excess expenses	—	(624)	(15,341)	(47,709)	(33,479)

NET EXPENSES	20,205	28,735	287,618	220,050	201,462

NET INVESTMENT INCOME (LOSS)	44,305	(28,735)	(287,618)	(220,050)	(201,462)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	21,044	2,453,214	707,791	1,590,844
Net change in unrealized appreciation (depreciation) on investments	—	155,557	2,117,824	1,981,388	573,817

NET GAIN (LOSS) ON INVESTMENTS	—	176,601	4,571,038	2,689,179	2,164,661

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$44,305	$147,866	$4,283,420	$2,469,129	$1,963,199

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2025

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)**	PSF Global Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$1,724,464	$12,909,655	$5,272,976	$—	$2,362,862
Net Assets	$1,724,464	$12,909,655	$5,272,976	$—	$2,362,862

NET ASSETS, representing:
Accumulation units	$1,724,464	$12,909,655	$5,272,976	$—	$2,362,862
	$1,724,464	$12,909,655	$5,272,976	$—	$2,362,862

Units outstanding	210,836	441,890	220,443	—	312,196

Portfolio shares held	220,238	76,190	73,779	—	30,473
Portfolio net asset value per share	$7.83	$169.44	$71.47	$—	$77.54
Investment in portfolio shares, at cost	$1,413,553	$3,931,968	$1,581,248	$—	$681,403

STATEMENTS OF OPERATIONS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/1/2025
	to	to	to	to	to
	12/31/2025	12/31/2025	12/31/2025	4/11/2025**	12/31/2025

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	19,172	157,151	68,452	9,033	27,338
Reimbursement for excess expenses	—	—	—	—	—

NET EXPENSES	19,172	157,151	68,452	9,033	27,338

NET INVESTMENT INCOME (LOSS)	(19,172)	(157,151)	(68,452)	(9,033)	(27,338)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	45,328	1,410,933	809,148	395,751	123,066
Net change in unrealized appreciation (depreciation) on investments	92,798	697,438	58,200	(541,489)	319,140

NET GAIN (LOSS) ON INVESTMENTS	138,126	2,108,371	867,348	(145,738)	442,206

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$118,954	$1,951,220	$798,896	$(154,771)	$414,868
**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)**	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio**	AST Large-Cap Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$9,648,818	$2,542,859	$—	$634,460
Net Assets	$—	$9,648,818	$2,542,859	$—	$634,460

NET ASSETS, representing:
Accumulation units	$—	$9,648,818	$2,542,859	$—	$634,460
	$—	$9,648,818	$2,542,859	$—	$634,460

Units outstanding	—	478,220	193,806	—	58,140

Portfolio shares held	—	45,543	38,021	—	14,172
Portfolio net asset value per share	$—	$211.86	$66.88	$—	$44.77
Investment in portfolio shares, at cost	$—	$1,962,742	$890,772	$—	$572,719

STATEMENTS OF OPERATIONS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST Large-Cap Equity Portfolio
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/24/2025*
	to	to	to	to	to
	4/25/2025**	12/31/2025	12/31/2025	1/24/2025**	12/31/2025

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,075	117,610	32,081	499	6,922
Reimbursement for excess expenses	—	—	—	—	—

NET EXPENSES	1,075	117,610	32,081	499	6,922

NET INVESTMENT INCOME (LOSS)	(1,075)	(117,610)	(32,081)	(499)	(6,922)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	19,490	783,249	318,508	20,332	(419)
Net change in unrealized appreciation (depreciation) on investments	(11,232)	509,548	(189,793)	(10,000)	61,741

NET GAIN (LOSS) ON INVESTMENTS	8,258	1,292,797	128,715	10,332	61,322

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,183	$1,175,187	$96,634	$9,833	$54,400
*Date subaccount became available for investment.
**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/1/2025
	to	to	to	to	to
	12/31/2025	12/31/2025	12/31/2025	12/31/2025	12/31/2025

OPERATIONS
Net investment income (loss)	$44,305	$(28,735)	$(287,618)	$(220,050)	$(201,462)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	21,044	2,453,214	707,791	1,590,844
Net change in unrealized appreciation (depreciation) on investments	—	155,557	2,117,824	1,981,388	573,817

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,305	147,866	4,283,420	2,469,129	1,963,199

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Policy loans	(34,924)	(30,242)	(100,109)	(130,795)	(253,847)
Policy loan repayments and interest	44,082	63,101	100,715	325,544	170,765
Surrenders, withdrawals and death benefits	(144,576)	(31,679)	(585,768)	(617,430)	(964,996)
Net transfers between other subaccounts
or fixed rate option	(300,198)	306,998	236,002	(200,097)	(952,973)
Miscellaneous transactions	(1,140)	(1,239)	(52,419)	(32,102)	(44,458)
Other charges	(30,417)	(16,917)	(149,905)	(135,187)	(118,569)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(467,173)	290,022	(551,484)	(790,067)	(2,164,078)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(422,868)	437,888	3,731,936	1,679,062	(200,879)

NET ASSETS
Beginning of period	1,845,141	2,120,224	22,118,473	21,025,695	19,308,935
End of period	$1,422,273	$2,558,112	$25,850,409	$22,704,757	$19,108,056

Beginning units	856,366	336,685	702,156	1,372,859	1,734,257
Units issued	76,845	56,076	84,360	1,939	2,175
Units redeemed	(290,932)	(11,319)	(85,915)	(51,247)	(189,864)
Ending units	642,279	381,442	700,601	1,323,551	1,546,568
The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/1/2025
	to	to	to	to	to
	12/31/2025	12/31/2025	12/31/2025	4/11/2025**	12/31/2025

OPERATIONS
Net investment income (loss)	$(19,172)	$(157,151)	$(68,452)	$(9,033)	$(27,338)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	45,328	1,410,933	809,148	395,751	123,066
Net change in unrealized appreciation (depreciation) on investments	92,798	697,438	58,200	(541,489)	319,140

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	118,954	1,951,220	798,896	(154,771)	414,868

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Policy loans	(51,365)	(138,377)	(23,331)	(1,317)	(6,517)
Policy loan repayments and interest	28,300	1,867,173	67,035	485	5,881
Surrenders, withdrawals and death benefits	(93,227)	(2,531,570)	(94,760)	(107,639)	(93,420)
Net transfers between other subaccounts
or fixed rate option	392,211	(968,423)	(959,889)	(2,318,846)	(41,155)
Miscellaneous transactions	(4,053)	(35,458)	(16,344)	(3,570)	(5,073)
Other charges	(12,054)	(77,701)	(34,339)	(4,098)	(13,752)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	259,812	(1,884,356)	(1,061,628)	(2,434,985)	(154,036)

TOTAL INCREASE (DECREASE) IN NET ASSETS	378,766	66,864	(262,732)	(2,589,756)	260,832

NET ASSETS
Beginning of period	1,345,698	12,842,791	5,535,708	2,589,756	2,102,030
End of period	$1,724,464	$12,909,655	$5,272,976	$—	$2,362,862

Beginning units	176,954	510,408	267,140	151,346	334,737
Units issued	64,314	1,710	2,884	3	217
Units redeemed	(30,432)	(70,228)	(49,581)	(151,349)	(22,758)
Ending units	210,836	441,890	220,443	—	312,196
**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2025

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST Large-Cap Equity Portfolio
	1/1/2025	1/1/2025	1/1/2025	1/1/2025	1/24/2025*
	to	to	to	to	to
	4/25/2025**	12/31/2025	12/31/2025	1/24/2025**	12/31/2025

OPERATIONS
Net investment income (loss)	$(1,075)	$(117,610)	$(32,081)	$(499)	$(6,922)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	19,490	783,249	318,508	20,332	(419)
Net change in unrealized appreciation (depreciation) on investments	(11,232)	509,548	(189,793)	(10,000)	61,741

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,183	1,175,187	96,634	9,833	54,400

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	2	—	—	326
Policy loans	(13,965)	(35,374)	(5,104)	(257)	(2,208)
Policy loan repayments and interest	148,618	31,443	4,602	261	92,134
Surrenders, withdrawals and death benefits	(179,502)	(558,412)	(362,941)	(2,419)	(112,640)
Net transfers between other subaccounts
or fixed rate option	(258,378)	(165,675)	(62,848)	(611,271)	611,271
Miscellaneous transactions	272	(38,314)	(847)	914	(105)
Other charges	(834)	(59,311)	(15,253)	(10,728)	(8,718)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(303,789)	(825,641)	(442,391)	(623,500)	580,060

TOTAL INCREASE (DECREASE) IN NET ASSETS	(296,606)	349,546	(345,757)	(613,667)	634,460

NET ASSETS
Beginning of period	296,606	9,299,272	2,888,616	613,667	—
End of period	$—	$9,648,818	$2,542,859	$—	$634,460

Beginning units	85,784	520,133	229,803	52,708	—
Units issued	607	2,945	2,432	3	66,164
Units redeemed	(86,391)	(44,858)	(38,429)	(52,711)	(8,024)
Ending units	—	478,220	193,806	—	58,140
*Date subaccount became available for investment.
**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$73,504	$(27,819)	$(251,330)	$(217,891)	$(215,760)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	118,372	1,260,145	1,396,024	1,921,553
Net change in unrealized appreciation (depreciation) on investments	—	(52,553)	3,571,249	1,623,670	544,826

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	73,504	38,000	4,580,064	2,801,803	2,250,619

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	428	—
Policy loans	(77,646)	(126,497)	(63,986)	(109,292)	(97,919)
Policy loan repayments and interest	66,377	474,182	144,137	135,516	189,886
Surrenders, withdrawals and death benefits	(187,760)	(628,032)	(724,982)	(680,958)	(843,224)
Net transfers between other subaccounts
or fixed rate option	33,223	(97,382)	(441,187)	(1,038,565)	(1,845,210)
Miscellaneous transactions	(1,650)	(1,096)	(45,311)	(45,440)	(44,991)
Other charges	(49,501)	(14,860)	(130,605)	(131,647)	(126,659)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(216,957)	(393,685)	(1,261,934)	(1,869,958)	(2,768,117)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(143,453)	(355,685)	3,318,130	931,845	(517,498)

NET ASSETS
Beginning of period	1,988,594	2,475,909	18,800,343	20,093,850	19,826,433
End of period	$1,845,141	$2,120,224	$22,118,473	$21,025,695	$19,308,935

Beginning units	957,118	400,042	744,963	1,499,945	1,991,146
Units issued	37,013	27,785	4,192	3,406	2,054
Units redeemed	(137,765)	(91,142)	(46,999)	(130,492)	(258,943)
Ending units	856,366	336,685	702,156	1,372,859	1,734,257
The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2024	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(16,535)	$(147,204)	$(68,889)	$(34,908)	$(28,440)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	7,951	652,080	557,642	99,242	380,374
Net change in unrealized appreciation (depreciation) on investments	101,378	1,884,117	476,857	36,372	(51,750)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	92,794	2,388,993	965,610	100,706	300,184

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Policy loans	(3,622)	(138,811)	(181,753)	(1,707)	(10,747)
Policy loan repayments and interest	3,944	157,108	154,863	13,786	83,409
Surrenders, withdrawals and death benefits	(10,520)	(50,704)	(143,603)	(48,316)	(267,759)
Net transfers between other subaccounts
or fixed rate option	(22,567)	648,337	(437,401)	(341,024)	(360,052)
Miscellaneous transactions	(1,449)	(12,771)	(8,358)	(2,813)	(4,415)
Other charges	(8,208)	(83,963)	(34,510)	(16,722)	(14,375)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(42,422)	519,196	(650,762)	(396,796)	(573,939)

TOTAL INCREASE (DECREASE) IN NET ASSETS	50,372	2,908,189	314,848	(296,090)	(273,755)

NET ASSETS
Beginning of period	1,295,326	9,934,602	5,220,860	2,885,846	2,375,785
End of period	$1,345,698	$12,842,791	$5,535,708	$2,589,756	$2,102,030

Beginning units	182,694	486,023	300,988	173,846	430,231
Units issued	350	63,709	7,994	768	569
Units redeemed	(6,090)	(39,324)	(41,842)	(23,268)	(96,063)
Ending units	176,954	510,408	267,140	151,346	334,737
The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2024

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
	1/1/2024	1/1/2024	1/1/2024	1/1/2024
	to	to	to	to
	12/31/2024	12/31/2024	12/31/2024	12/31/2024

OPERATIONS
Net investment income (loss)	$(3,738)	$(115,752)	$(38,768)	$(7,819)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	434	1,767,989	578,529	(390)
Net change in unrealized appreciation (depreciation) on investments	1,916	681,444	(345,049)	40,762

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,388)	2,333,681	194,712	32,553

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—
Policy loans	(19,749)	(33,251)	(5,064)	(2,545)
Policy loan repayments and interest	19,429	29,652	4,868	24,861
Surrenders, withdrawals and death benefits	—	(316,390)	(97,093)	(54,592)
Net transfers between other subaccounts
or fixed rate option	(8,337)	(1,953,030)	(761,919)	—
Miscellaneous transactions	17	54,550	(14,447)	(1,382)
Other charges	(3,768)	(58,230)	(17,911)	(8,931)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(12,408)	(2,276,699)	(891,566)	(42,589)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,796)	56,982	(696,854)	(10,036)

NET ASSETS
Beginning of period	310,402	9,242,290	3,585,470	623,703
End of period	$296,606	$9,299,272	$2,888,616	$613,667

Beginning units	89,558	668,139	305,231	56,432
Units issued	4,521	1,228	941	78
Units redeemed	(8,295)	(149,234)	(76,369)	(3,802)
Ending units	85,784	520,133	229,803	52,708
The accompanying notes are an integral part of these financial statements.
A9

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

Note 1:    General

Pruco Life Single Premium Variable Life Account (the “Account”) was established under the laws of the State of Arizona on April 15, 1985 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of Discovery Life Plus (the “contract” or "product") are invested in the Account. The portion of the Account’s assets applicable to the contract is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contract. The contract offers the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund or the Advanced Series Trust (collectively, the "Portfolios").

The corresponding subaccount names are as follows:

PSF PGIM Government Money Market Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)
PSF PGIM Jennison Blend Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)
PSF PGIM High Yield Bond Portfolio (Class I)
PSF Stock Index Portfolio (Class I)
PSF PGIM Jennison Value Portfolio (Class I)
PSF Natural Resources Portfolio (Class I)*
PSF Global Portfolio (Class I)
PSF PGIM Government Income Portfolio (Class I)*
PSF PGIM Jennison Growth Portfolio (Class I)
PSF Small-Cap Stock Index Portfolio (Class I)
AST Cohen & Steers Realty Portfolio*
AST Large-Cap Equity Portfolio
*Subaccount merged during the period ended December 31, 2025.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2025 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
January 24, 2025	AST Cohen & Steers Realty Portfolio	AST Large-Cap Equity Portfolio
April 11, 2025	PSF Natural Resources Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)
April 25, 2025	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)

New sales of the product which invests in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the product and any optional benefits, if elected.

A10

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT—(Continued)
The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to risks which may be interrelated and include, but are not limited to, the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

The Account is an independent accounting entity established by the resolution of the insurance company’s board of directors or trustees to engage in a single line of business for the insurance company’s variable contracts. The Account is comprised of multiple subaccounts to invest in its specific corresponding Portfolio. Each subaccount of the Account constitutes a single reportable segment because its separate financial information is available, regularly evaluated and used by the chief operating decision maker (“CODM”) to measure the segment’s performance, and also to assess the allocation of resources across the segments. The accounting policies of the segments is the same as those described in Note 2: Significant Accounting Policies.

The Account’s CODM is a group of executives that include the chief financial officer, the life company investment committee and the business leaders associated with each Account. Overall business decisions for the Account are made by this group of executives, including the investment strategy, capital allocation and expense structure of each subaccount, in accordance with the contract and applicable regulations. The measure of segment profit or loss is reported on the Statements of Operations as “Net Increase (Decrease) in Net Assets Resulting from Operations” and the measure of segment assets is reported as “Net Assets” on the Statements of Net Assets. Due to the nature of the business, the segment’s significant expenses are charges for mortality and expense risk, charges for administration and/or reimbursement for excess expenses which are reported separately on the Statements of Operations and/or Statements of Changes in Net Assets.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investments in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

A11

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT—(Continued)
Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2025, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2025 were as follows:

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$166,019	$653,396
PSF PGIM Total Return Bond Portfolio (Class I)	355,545	94,258
PSF PGIM Jennison Blend Portfolio (Class I)	2,417,852	3,256,954
PSF PGIM Flexible Managed Portfolio (Class I)	14,545	1,024,662
PSF PGIM 50/50 Balanced Portfolio (Class I)	8,370	2,373,910
PSF PGIM High Yield Bond Portfolio (Class I)	500,124	259,483
PSF Stock Index Portfolio (Class I)	44,409	2,085,916
PSF PGIM Jennison Value Portfolio (Class I)	54,047	1,184,127
PSF Natural Resources Portfolio (Class I)	—	2,444,018
PSF Global Portfolio (Class I)	51	181,424
PSF PGIM Government Income Portfolio (Class I)	1,937	306,801
PSF PGIM Jennison Growth Portfolio (Class I)	47,469	990,720
PSF Small-Cap Stock Index Portfolio (Class I)	29,543	504,015
AST Cohen & Steers Realty Portfolio	4	624,003
AST Large-Cap Equity Portfolio	658,667	85,529
A12

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT—(Continued)
Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The subaccounts of the Account indirectly bear the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

A13

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT—(Continued)
Note 7:        Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios, excluding expenses of the underlying Portfolios, and total returns by subaccount is presented below for each of the five periods preceding December 31, 2025.

	At the period ended			For the period ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	PSF PGIM Government Money Market Portfolio (Class I)
December 31, 2025	642	$2.21	$1,422	3.99%	1.25%	2.78%
December 31, 2024	856	$2.15	$1,845	4.90%	1.25%	3.70%
December 31, 2023	957	$2.08	$1,989	4.77%	1.25%	3.59%
December 31, 2022	1,082	$2.01	$2,171	1.39%	1.25%	0.13%
December 31, 2021	891	$2.00	$1,785	0.05%	1.25%	-1.22%

	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2025	381	$6.71	$2,558	0.00%	1.22%	6.50%
December 31, 2024	337	$6.30	$2,120	0.00%	1.22%	1.75%
December 31, 2023	400	$6.19	$2,476	0.00%	1.22%	5.98%
December 31, 2022	480	$5.84	$2,801	0.00%	1.22%	-15.84%
December 31, 2021	502	$6.94	$3,485	0.00%	1.23%	-1.96%

	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2025	701	$36.90	$25,850	0.00%	1.19%	17.13%
December 31, 2024	702	$31.50	$22,118	0.00%	1.19%	24.82%
December 31, 2023	745	$25.24	$18,800	0.00%	1.19%	30.97%
December 31, 2022	812	$19.27	$15,644	0.00%	1.19%	-25.98%
December 31, 2021	894	$26.03	$23,261	0.00%	1.19%	18.94%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2025	1,324	$17.15	$22,705	0.00%	1.03%	12.01%
December 31, 2024	1,373	$15.32	$21,026	0.00%	1.04%	14.32%
December 31, 2023	1,500	$13.40	$20,094	0.00%	1.04%	16.72%
December 31, 2022	1,670	$11.48	$19,170	0.00%	1.03%	-15.57%
December 31, 2021	1,902	$13.59	$25,859	0.00%	1.04%	16.16%

	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2025	1,547	$12.36	$19,108	0.00%	1.07%	10.97%
December 31, 2024	1,734	$11.13	$19,309	0.00%	1.08%	11.82%
December 31, 2023	1,991	$9.96	$19,826	0.00%	1.08%	14.23%
December 31, 2022	2,257	$8.72	$19,676	0.00%	1.08%	-15.61%
December 31, 2021	2,460	$10.33	$25,413	0.00%	1.08%	12.16%

	PSF PGIM High Yield Bond Portfolio (Class I)
December 31, 2025	211	$8.18	$1,724	0.00%	1.25%	7.55%
December 31, 2024	177	$7.60	$1,346	0.00%	1.25%	7.26%
December 31, 2023	183	$7.09	$1,295	0.00%	1.25%	10.44%
December 31, 2022	189	$6.42	$1,214	0.00%	1.25%	-12.34%
December 31, 2021	244	$7.32	$1,787	0.00%	1.25%	6.59%

	PSF Stock Index Portfolio (Class I)
December 31, 2025	442	$29.21	$12,910	0.00%	1.25%	16.11%
December 31, 2024	510	$25.16	$12,843	0.00%	1.25%	23.10%
December 31, 2023	486	$20.44	$9,935	0.00%	1.25%	24.36%
December 31, 2022	529	$16.44	$8,695	0.00%	1.25%	-19.35%
December 31, 2021	585	$20.38	$11,931	0.00%	1.25%	26.69%
A14

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT—(Continued)

	At the period ended			For the period ended
	Units Outstanding (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	PSF PGIM Jennison Value Portfolio (Class I)
December 31, 2025	220	$23.92	$5,273	0.00%	1.25%	15.43%
December 31, 2024	267	$20.72	$5,536	0.00%	1.25%	19.46%
December 31, 2023	301	$17.35	$5,221	0.00%	1.25%	13.78%
December 31, 2022	340	$15.25	$5,189	0.00%	1.25%	-9.03%
December 31, 2021	354	$16.76	$5,940	0.00%	1.25%	26.21%

	PSF Natural Resources Portfolio (Class I) (merged April 11, 2025)
December 31, 2025	—	$16.00	$—	0.00%	1.25%	-6.49%
December 31, 2024	151	$17.11	$2,590	0.00%	1.25%	3.08%
December 31, 2023	174	$16.60	$2,886	0.00%	1.25%	0.72%
December 31, 2022	194	$16.48	$3,196	0.00%	1.25%	20.53%
December 31, 2021	209	$13.67	$2,859	0.00%	1.25%	23.95%

	PSF Global Portfolio (Class I)
December 31, 2025	312	$7.57	$2,363	0.00%	1.25%	20.52%
December 31, 2024	335	$6.28	$2,102	0.00%	1.25%	13.72%
December 31, 2023	430	$5.52	$2,376	0.00%	1.25%	18.12%
December 31, 2022	520	$4.68	$2,429	0.00%	1.25%	-19.80%
December 31, 2021	632	$5.83	$3,687	0.00%	1.25%	16.76%

	PSF PGIM Government Income Portfolio (Class I) (merged April 25, 2025)
December 31, 2025	—	$3.55	$—	0.00%	1.25%	2.64%
December 31, 2024	86	$3.46	$297	0.00%	1.25%	-0.24%
December 31, 2023	90	$3.47	$310	0.00%	1.25%	3.80%
December 31, 2022	103	$3.34	$344	0.00%	1.25%	-14.52%
December 31, 2021	104	$3.91	$406	0.00%	1.25%	-4.37%

	PSF PGIM Jennison Growth Portfolio (Class I)
December 31, 2025	478	$20.18	$9,649	0.00%	1.25%	12.85%
December 31, 2024	520	$17.88	$9,299	0.00%	1.25%	29.25%
December 31, 2023	668	$13.83	$9,242	0.00%	1.25%	51.62%
December 31, 2022	714	$9.12	$6,517	0.00%	1.25%	-38.37%
December 31, 2021	821	$14.80	$12,150	0.00%	1.25%	14.57%

	PSF Small-Cap Stock Index Portfolio (Class I)
December 31, 2025	194	$13.12	$2,543	0.00%	1.25%	4.38%
December 31, 2024	230	$12.57	$2,889	0.00%	1.25%	7.01%
December 31, 2023	305	$11.75	$3,585	0.00%	1.25%	14.31%
December 31, 2022	359	$10.28	$3,690	0.00%	1.25%	-17.41%
December 31, 2021	373	$12.44	$4,644	0.00%	1.25%	24.78%

	AST Cohen & Steers Realty Portfolio (merged January 24, 2025)
December 31, 2025	—	$11.83	$—	0.00%	1.25%	1.61%
December 31, 2024	53	$11.64	$614	0.00%	1.25%	5.34%
December 31, 2023	56	$11.05	$624	0.00%	1.25%	10.70%
December 31, 2022	67	$9.98	$672	0.00%	1.25%	-26.29%
December 31, 2021	3	$13.54	$45	0.00%	1.25%	34.45%

	AST Large-Cap Equity Portfolio (available January 24, 2025)
December 31, 2025	58	$10.91	$634	0.00%	1.25%	9.43%
December 31, 2024	—	$—	$—	0.00%	0.00%	0.00%
December 31, 2023	—	$—	$—	0.00%	0.00%	0.00%
December 31, 2022	—	$—	$—	0.00%	0.00%	0.00%
December 31, 2021	—	$—	$—	0.00%	0.00%	0.00%

A15

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT—(Continued)

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of the reimbursement for excess expenses. In the absence of the reimbursement for excess expenses, the expense ratio would be higher.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five periods preceding December 31, 2025 or for the periods indicated within. Total return may reflect the reimbursement for excess expenses. In the absence of the reimbursement for excess expenses, the total return would be lower.

Note 8: Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

A.Mortality and Expense Risk Charges

The mortality and expense risk charges, at an effective annual rate of 0.90%, are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may not live as long as estimated and expense risk is the risk that the cost of issuing and administering the contract may exceed related charges assessed by Pruco Life. These charges are assessed through a reduction in unit values.

B.Administration Charge

The administration charge, at an effective annual rate of 0.35%, is applied daily against the net assets of each subaccount. Administration charge includes costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through a reduction in unit values.

C.Reimbursement For Excess Expenses

Expenses, including a management fee charged by PGIM Investments, are incurred by each portfolio of The Prudential Series Fund. PSF PGIM Government Money Market Portfolio (Class I), PSF PGIM Total Return Bond Portfolio (Class I), PSF PGIM Jennison Blend Portfolio (Class I), PSF PGIM Flexible Managed Portfolio (Class I) and PSF PGIM 50/50 Balanced Portfolio (Class I) subaccounts of the Account are reimbursed by Pruco Life for expenses indirectly incurred through their investment in the respective portfolios of The Prudential Series Fund when such expenses exceed 0.40% of the average daily net assets of the respective portfolios of The Prudential Series Fund. During the period ended December 31, 2025, there was a reimbursement for excess expenses for certain subaccounts as noted in the Statements of Operations.

A16

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT—(Continued)
D.Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) the contract is also subject to monthly cost of insurance charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units and are generally assessed at the rate of 0.05% per month of the contract value.

Note 9: Other

Accumulation units are the contract owner's interest allocated to the variable account during the accumulation period of the contract.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.
A17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company and the Contract Owners of Pruco Life Single Premium Variable Life Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Single Premium Variable Life Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life Single Premium Variable Life Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Government Money Market Portfolio (Class I) (1)	PSF Natural Resources Portfolio (Class I) (2)
PSF PGIM Total Return Bond Portfolio (Class I) (1)	PSF Global Portfolio (Class I) (1)
PSF PGIM Jennison Blend Portfolio (Class I) (1)	PSF PGIM Government Income Portfolio (Class I) (3)
PSF PGIM Flexible Managed Portfolio (Class I) (1)	PSF PGIM Jennison Growth Portfolio (Class I) (1)
PSF PGIM 50/50 Balanced Portfolio (Class I) (1)	PSF Small-Cap Stock Index Portfolio (Class I) (1)
PSF PGIM High Yield Bond Portfolio (Class I) (1)	AST Cohen & Steers Realty Portfolio (4)
PSF Stock Index Portfolio (Class I) (1)	AST Large-Cap Equity Portfolio (5)
PSF PGIM Jennison Value Portfolio (Class I) (1)
(1) Statement of net assets as of December 31, 2025, statement of operations for the year ended December 31, 2025 and statement of changes in net assets for the years ended December 31, 2025 and 2024.
(2) Statement of net assets as of April 11, 2025 (date of merger), statement of operations for the period January 1, 2025 to April 11, 2025 (date of merger) and statement of changes in net assets for the period January 1, 2025 to April 11, 2025 (date of merger) and for the year ended December 31, 2024.

(3) Statement of net assets as of April 25, 2025 (date of merger), statement of operations for the period January 1, 2025 to April 25, 2025 (date of merger) and statement of changes in net assets for the period January 1, 2025 to April 25, 2025 (date of merger) and for the year ended December 31, 2024.

(4) Statement of net assets as of January 24, 2025 (date of merger), statement of operations for the period January 1, 2025 to January 24, 2025 (date of merger) and statement of changes in net assets for the period January 1, 2025 to January 24, 2025 (date of merger) and for the year ended December 31, 2024.

(5) Statement of net assets as of December 31, 2025, statement of operations and statement of changes in net assets for the period January 24, 2025 (commencement of operations) to December 31, 2025.

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life Single Premium Variable Life Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life Single Premium Variable Life Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
A18

evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the transfer agent of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 21, 2026

We have served as the auditor of one or more of the subaccounts of Pruco Life Single Premium Variable Life Account since at least 2013. We have not been able to determine the specific year we began serving as auditor of one or more of the subaccounts of Pruco Life Single Premium Variable Life Account.
A19

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiaries, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2025, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2025.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 6, 2026

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2025 and 2024, and the related consolidated statements of operations and comprehensive income (loss), of equity and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes and financial statement schedules listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of Guaranteed Benefit Features Associated with Certain Annuity and Life Products Included in the Market Risk Benefits and the Liability for Future Policy Benefits

As described in Notes 2, 6, 9 and 11 to the consolidated financial statements, the Company issues certain annuity and life contracts which contain guaranteed benefit features. Certain of the guarantees associated with variable annuity contracts are accounted for as market risk benefits. The market risk benefits represent contracts or contract features that expose the Company to other than nominal capital market risk, primarily related to deferred annuities with guaranteed minimum benefits. The benefits are accounted for using a fair value measurement methodology. The fair value of market risk benefits is calculated as the present value of expected future benefit payments to contractholders less the present value of expected future fees attributable to the market risk benefits, based on assumptions a market participant would use in valuing the market risk benefits. On a quarterly basis, changes in the fair value of market risk benefits are recorded in net income, net of related hedges, except for the portion of the change attributable to changes in the Company’s non-performance risk which is recorded in other comprehensive income. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. As of December 31, 2025, the fair value of the obligations associated with these guarantees accounted for as market risk benefit assets was $2.65 billion and for market risk benefit liabilities was $4.30 billion. As there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The significant inputs to the valuation models for these market risk benefits include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived non-performance risk under the contract, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates (collectively, the significant market risk benefit assumptions). For certain life insurance products that include certain other contract features, including no-lapse guarantees, additional insurance reserves are established when associated assessments are recognized. The liability for no-lapse guarantee features is included within the additional insurance reserves balance in Note 9. As of December 31, 2025, the additional insurance reserve was $18.52 billion, recorded within the liability for future policy benefits. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the significant additional insurance reserve assumptions), and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain annuity and life products that are accounted for as market risk benefits and those that are included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management when determining the valuation model for the benefit features accounted for as market risk benefits due to the lack of an observable market for these guarantees and when developing the aforementioned significant assumptions for the guaranteed benefit features accounted for as market risk benefits and additional insurance reserves, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to management's model for market risk benefits recorded at fair value and the aforementioned assumptions used by management in the valuation of the liabilities for the guaranteed benefit features accounted for as market risk benefits and additional insurance reserves, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain annuity and life products included in market risk benefits and the liability for future policy benefits, including controls over the model for the benefit features accounted for as market risk benefits and development of the assumptions used in the valuation of the liabilities for the guaranteed benefit features accounted for as market risk benefits and additional insurance reserves. These procedures also included, among others, (i) testing management’s process for determining the valuation of guaranteed benefit features associated with certain annuity and life products included in market risk benefits and the liability for future policy benefits, (ii) the use of professionals with specialized skill and knowledge to assist in evaluating (a) the appropriateness of management’s model for market risk benefits recorded at fair value and (b) the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 6, 2026

We have served as the Company's auditor since 1996.

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
December 31, 2025 and 2024 (in thousands, except share amounts)

	December 31, 2025	December 31, 2024
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2025 – $14,282; 2024 – $40,414) (amortized cost: 2025 – $48,230,218; 2024 – $36,980,933)(1)	$47,624,171	$34,986,160
Fixed maturities, trading, at fair value (amortized cost: 2025 – $5,241,598; 2024 – $4,415,277)	4,892,507	3,845,045
Equity securities, at fair value (cost: 2025 – $2,826,642; 2024 – $2,650,542)	2,869,631	2,623,820
Policy loans	1,666,965	1,541,480
Short-term investments (net of allowance for credit losses: 2025 – $0; 2024 – $49)	320,794	517,386
Commercial mortgage and other loans (net of $51,190 and $37,715 allowance for credit losses at December 31, 2025 and 2024, respectively)	10,082,667	7,759,323
Other invested assets (includes $133,830 and $68,623 of assets measured at fair value at December 31, 2025 and 2024, respectively)(1)	2,297,535	1,582,094
Total investments	69,754,270	52,855,308
Cash and cash equivalents(1)	2,876,388	3,325,698
Deferred policy acquisition costs	8,655,183	7,807,060
Accrued investment income(1)	618,033	466,394
Reinsurance recoverables and deposit receivables (net of $145 and $10 allowance for credit losses; includes $804,855 and $645,193 of embedded derivatives at fair value at December 31, 2025 and 2024, respectively)	54,370,370	48,247,817
Receivables from parent and affiliates	963,452	678,028
Deferred sales inducements	297,413	322,351
Income tax assets(1)	1,741,122	2,120,654
Market risk benefit assets	2,655,866	2,637,363
Other assets(1)	1,852,055	1,850,800
Separate account assets	118,609,218	118,143,256
TOTAL ASSETS	$262,393,370	$238,454,729
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$86,592,965	$69,628,318
Future policy benefits	28,230,098	25,113,767
Market risk benefit liabilities	4,482,417	4,281,244
Cash collateral for loaned securities	22,622	121,372
Reinsurance and funds withheld payables (includes $265 and $0 of embedded derivatives at fair value at December 31, 2025 and 2024, respectively)	11,377,505	8,611,141
Payables to parent and affiliates(1)	2,497,217	3,653,848
Other liabilities(1)	2,537,050	4,199,803
Separate account liabilities	118,609,218	118,143,256
Total liabilities	254,349,092	233,752,749
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 17)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	5,806,878	4,923,299
Retained earnings / (accumulated deficit)	2,104,835	272,519
Accumulated other comprehensive income (loss)	8,855	(601,877)
Total Pruco Life Insurance Company equity	7,923,068	4,596,441
Noncontrolling interests	121,210	105,539
Total equity	8,044,278	4,701,980
TOTAL LIABILITIES AND EQUITY	$262,393,370	$238,454,729
(1) See Note 4 for details of balances associated with variable interest entities.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2025, 2024, and 2023 (in thousands)

	2025	2024	2023
REVENUES
Premiums (includes $2,301, $(2,690) and $6,978 of gains (losses) from changes in estimates on deferred profit liability amortization for the years ended December 31, 2025, 2024, and 2023, respectively)	$547,201	$393,127	$328,897
Policy charges and fee income	1,707,338	7,382,797	1,536,606
Net investment income	3,210,522	2,422,017	1,675,522
Asset administration fees	205,332	223,563	232,950
Other income (loss)	2,261,776	759,756	751,363
Realized investment gains (losses), net	(1,430,425)	451,417	(1,147,099)
Change in value of market risk benefits, net of related hedging gains (losses)	(506,994)	(433,955)	(106,773)
TOTAL REVENUES	5,994,750	11,198,722	3,271,466
BENEFITS AND EXPENSES
Policyholders’ benefits	779,722	8,352,333	503,789
Change in estimates of liability for future policy benefits	(79,505)	(20,643)	3,952
Interest credited to policyholders’ account balances	1,177,660	1,037,731	621,645
Amortization of deferred policy acquisition costs	663,527	(372,201)	539,510
General, administrative and other expenses	1,186,839	1,228,443	1,124,923
TOTAL BENEFITS AND EXPENSES	3,728,243	10,225,663	2,793,819
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	2,266,507	973,059	477,647
Income tax expense (benefit)	420,583	135,149	26,468
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	1,845,924	837,910	451,179
Equity in earnings of operating joint venture, net of taxes	(335)	(425)	(433)
NET INCOME (LOSS)	$1,845,589	$837,485	$450,746
Less: Income (loss) attributable to noncontrolling interests	13,273	13,495	488
NET INCOME (LOSS) ATTRIBUTABLE TO PRUCO LIFE INSURANCE COMPANY	$1,832,316	$823,990	$450,258
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	3,326	(4,595)	2,419
Net unrealized investment gains (losses)	995,445	(335,093)	691,952
Interest rate remeasurement of future policy benefits	(40,022)	58,676	(60,978)
Gain (loss) from changes in non-performance risk on market risk benefits	(185,092)	(441,138)	(659,927)
Total	773,657	(722,150)	(26,534)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	162,925	(151,234)	(5,638)
Other comprehensive income (loss), net of taxes	610,732	(570,916)	(20,896)
Comprehensive income (loss)	2,456,321	266,569	429,850
Less: Comprehensive income (loss) attributable to noncontrolling interests	13,273	13,495	488
Comprehensive income (loss) attributable to Pruco Life Insurance Company	$2,443,048	$253,074	$429,362
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2025, 2024, and 2023 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings / (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Pruco Life Insurance Company Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2022	$2,500	$6,037,914	$(1,001,729)	$(10,065)	$5,028,620	$0	$5,028,620
Return of capital		(1,400,000)			(1,400,000)		(1,400,000)
Contributed capital		412,382			412,382		412,382
Contributions from noncontrolling interests						29,706	29,706
Contributed (distributed) capital-parent/child asset transfers		2,306			2,306		2,306
Comprehensive income (loss):
Net income (loss)			450,258		450,258	488	450,746
Other comprehensive income (loss), net of tax				(20,896)	(20,896)	0	(20,896)
Total comprehensive income (loss)			450,258	(20,896)	429,362	488	429,850
Balance, December 31, 2023	2,500	5,052,602	(551,471)	(30,961)	4,472,670	30,194	4,502,864
Return of capital		(550,000)			(550,000)		(550,000)
Contributed capital		415,696			415,696		415,696
Contributions from noncontrolling interests						250,422	250,422
Distributions to noncontrolling interests						(188,572)	(188,572)
Contributed (distributed) capital-parent/child asset transfers		5,001			5,001		5,001
Comprehensive income (loss):
Net income (loss)			823,990		823,990	13,495	837,485
Other comprehensive income (loss), net of tax				(570,916)	(570,916)	0	(570,916)
Total comprehensive income (loss)			823,990	(570,916)	253,074	13,495	266,569
Balance, December 31, 2024	2,500	4,923,299	272,519	(601,877)	4,596,441	105,539	4,701,980
Contributed capital		852,924			852,924		852,924
Contributions from noncontrolling interests						185,851	185,851
Distributions to noncontrolling interests						(183,453)	(183,453)
Contributed (distributed) capital-parent/child asset transfers		30,655			30,655		30,655
Comprehensive income (loss):
Net income (loss)			1,832,316		1,832,316	13,273	1,845,589
Other comprehensive income (loss), net of tax				610,732	610,732	0	610,732
Total comprehensive income (loss)			1,832,316	610,732	2,443,048	13,273	2,456,321
Balance, December 31, 2025	$2,500	$5,806,878	$2,104,835	$8,855	$7,923,068	$121,210	$8,044,278

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2025, 2024, and 2023 (in thousands)

	2025	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,845,589	$837,485	$450,746
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Policy charges and fee income	(20,050)	53,496	69,986
Interest credited to policyholders’ account balances	1,177,660	1,037,731	621,645
Realized investment (gains) losses, net	1,430,425	(451,417)	1,147,099
Change in value of market risk benefits, net of related hedging (gains) losses	506,994	433,955	106,773
Change in:
Future policy benefits and other insurance liabilities	2,242,861	2,689,669	2,241,530
Reinsurance related-balances	(2,205,000)	(1,124,001)	(678,725)
Accrued investment income	(135,863)	(116,571)	(110,760)
Net payables to (receivables from) parent and affiliates	(175,547)	(36,204)	(120,565)
Deferred policy acquisition costs	(848,123)	(950,022)	(581,925)
Income taxes	207,081	(228,166)	(40,796)
Derivatives, net	441,940	1,461,192	(282,729)
Other, net	(306,688)	(126,696)	(362,384)
Cash flows from (used in) operating activities	4,161,279	3,480,451	2,459,895
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	6,359,317	4,240,000	1,736,809
Fixed maturities, trading	1,570,879	802,378	97,693
Equity securities	2,558,597	961,421	189,237
Policy loans	214,557	188,153	182,973
Ceded policy loans	(112,060)	(113,148)	(119,787)
Short-term investments	887,118	1,303,977	456,983
Commercial mortgage and other loans	490,870	731,440	167,888
Other invested assets	280,923	99,852	19,693
Notes receivable from parent and affiliates	245,595	722	4,500
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(17,330,688)	(13,766,055)	(7,544,596)
Fixed maturities, trading	(2,560,208)	(1,819,224)	(857,717)
Equity securities	(2,925,243)	(2,373,486)	(678,847)
Policy loans	(307,747)	(255,811)	(1,162,959)
Ceded policy loans	99,749	125,795	151,019
Short-term investments	(795,865)	(1,441,031)	(690,173)
Commercial mortgage and other loans	(2,725,871)	(2,392,198)	(1,341,450)
Other invested assets	(939,389)	(460,721)	(190,826)
Notes receivable from parent and affiliates	(378,745)	(367,700)	(44)
Derivatives, net	(108,334)	171,230	(55,091)
Other, net	(22,519)	(3,264)	(4,808)
Cash flows from (used in) investing activities	(15,499,064)	(14,367,670)	(9,639,503)

	2025	2024	2023
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	16,982,148	17,265,165	12,101,043
Affiliated ceded policyholders’ account deposits	(2,093,412)	(1,169,002)	(1,189,331)
Policyholders’ account withdrawals	(4,832,965)	(3,980,496)	(3,695,248)
Affiliated ceded policyholders’ account withdrawals	685,223	764,421	625,238
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(98,745)	(96,928)	131,577
Contributed capital	620,000	0	405,000
Return of capital	0	(550,000)	(1,400,000)
Contributed (distributed) capital - parent/child asset transfers	0	6,332	2,919
Net change in all other financing arrangements (maturities 90 days or less)	0	0	(584)
Repayments of debt (maturities longer than 90 days)	0	(180,411)	(121,772)
Drafts outstanding	(24,063)	(84,531)	(885)
Contributions from noncontrolling interests	185,851	250,422	29,706
Distributions to noncontrolling interests	(183,453)	(188,572)	0
Other, net	(352,109)	36,725	34,110
Cash flows from (used in) financing activities	10,888,475	12,073,125	6,921,773
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(449,310)	1,185,906	(257,835)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,325,698	2,139,792	2,397,627
CASH AND CASH EQUIVALENTS, END OF YEAR	$2,876,388	$3,325,698	$2,139,792
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refunded), net(1)	$198,691	$363,208	$67,203
Interest paid	$852	$2,644	$4,533
(1) See Note 13 for additional information regarding the income taxes paid (refunded), net amount by jurisdiction for the year ended December 31, 2025.

Significant Non-Cash Transactions During The Year

2025
"Cash flows from (used in) operating activities" for the year ended December 31, 2025 excludes certain non-cash activities in the amount of $(1,397) million related to the affiliated reinsurance transaction with The Prudential Insurance Company of America ("Prudential Insurance") effective October 1, 2025. See Note 12 for additional information.

2024
"Cash flows from (used in) operating activities" and "Cash flows from (used in) investing activities" for the year ended December 31, 2024, excludes certain non-cash activities in the amount of $(7,469) million primarily related to reinsurance recoverables and $6,722 million related to invested asset transfers, respectively. These transactions are associated with the unaffiliated reinsurance agreement with Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited (collectively, "Wilton Re"), effective October 1, 2024. Associated with the transaction with Wilton Re, "Cash flows from (used in) operating activities" and "Cash flows from (used in) investing activities" for the year ended December 31, 2024, exclude largely offsetting affiliated non-cash activities in the amount of $7,218 million, primarily related to reinsurance recoverables and payables, and $(6,722) million related to invested asset transfers, respectively. These are related to the recapture of the risks associated with the business that had previously been reinsured with Prudential Arizona Reinsurance Universal Company ("PAR U"). See Note 12 for additional information.

"Cash flows from (used in) operating activities" for the year ended December 31, 2024 excludes certain non-cash activities in the amount of $(102) million related to the affiliated reinsurance transaction with Prudential Arizona Reinsurance Captive Company ("PARCC"), effective October 1, 2024. See Note 12 for additional information.

"Cash flows from (used in) operating activities" for the year ended December 31, 2024 excludes certain non-cash activities in the amount of $1,129 million related to the affiliated reinsurance transaction with Prudential Universal Reinsurance Entity Company ("PURE") and Prudential Insurance, effective January 1, 2024. See Note 12 for additional information.

"Cash flows from (used in) investing activities" and "Cash flows from (used in) financing activities" for the year ended December 31, 2024 excludes non-cash activities related to invested asset transfers in the amount of $416 million, related to capital contributions the Company received from Prudential Insurance. See Note 16 for additional information.

2023
"Cash flows from (used in) operating activities" for the year ended December 31, 2023 excludes certain non-cash activities in the amount of $475 million related to the novated indexed variable annuities under the reinsurance agreement with Fortitude Life Insurance & Annuity Company (“FLIAC”). See Note 12 for more details regarding this transaction.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of Prudential Insurance, which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.

Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only. Pruco Life and its subsidiaries are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The Consolidated Financial Statements include the accounts of Pruco Life and entities over which the Company exercises control, including majority-owned subsidiaries, and variable interest entities ("VIEs") in which the Company is considered the primary beneficiary. Intercompany balances and transactions have been eliminated.

Segment Information

Although there are separate products within Pruco Life, the Company is organized as a single reportable segment and manages the business activities on a consolidated basis. The accounting policies are the same as those described in Note 2.

The Company analyzes operating performance using “Income (loss) from operations before income taxes and equity in earnings of operating joint venture”, as determined in accordance with U.S. GAAP. This is the measure of profit or loss used by the Company’s chief operating decision maker to evaluate performance and allocate resources. The measure of segment assets is reported as “Total Assets” on the Consolidated Statements of Financial Position. Segment revenue is reported as “Total Revenues” on the Consolidated Statements of Operations and Comprehensive Income (Loss). As the Company has one reportable segment, there are no intersegment revenues. The Company discloses all significant expense categories separately on the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company’s chief operating decision maker is a group of Prudential Financial executives that include the chief financial officer, controller, treasurer, and business leaders, which include the Company’s chief executive officer and chief financial officer. Overall business decisions for the Company are made by this group of executives. Such business decisions include the allocation of capital, distribution/sale of products, and allocation/deployment of overall Prudential Financial resources.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining future policy benefits; policyholders' account balances and reinsurance related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products; market risk benefits; the valuation of investments including derivatives, the measurement of allowance for credit losses, and the recognition of other-than-temporary impairments; reinsurance recoverables; any provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 6 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized in earnings as an allowance for credit losses and reported in “Realized investment gains (losses), net,” to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. A credit impairment recorded cannot exceed the difference between the amortized cost and fair value of the respective security. The net present value used to measure a credit impairment is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition. Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security. Any amount of an AFS debt security’s change in fair value not recorded as an allowance for credit losses will be recorded in Other Comprehensive Income (loss) (“OCI”).

For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, a credit impairment will be recognized and measured using the same process for mortgage-backed and asset-backed AFS debt securities.

When an AFS debt security's fair value is below amortized cost and the Company has the intent to sell the AFS debt security, or it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The write-down is reported in "Realized investment gains (losses), net".

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income”.

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired), the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition, unrealized gains and loss recorded in OCI, and the amount of impairment recognized in earnings. The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

Fixed maturities, trading, at fair value ("Trading debt securities") includes debt securities that are carried at fair value. See Note 6 for additional information regarding the determination of fair value. Realized and unrealized gains and losses for these investments are reported in “Other income (loss),” and interest income from these investments is reported in “Net investment income”.

Equity securities, at fair value consists of common stock and mutual fund shares carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and dividend income is reported in “Net investment income” on the ex-dividend date.

Policy loans represents funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consists of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government-sponsored entities and other highly liquid debt instruments.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural property loans, residential mortgage loans, as well as certain other collateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of any current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 17 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income”.

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. The allowance is calculated separately for commercial mortgage loans, agricultural property loans, residential mortgage loans, and other collateralized loans.

For commercial mortgage and agricultural property loans, the allowance is calculated using an internally developed CECL model that pools together loans that share similar risk characteristics. Similar risk characteristics used to create the pools include, but are not limited to, vintage, maturity, credit rating, and collateral type.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural property loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 indicates that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural property loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial mortgage or agricultural property loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

For residential mortgage loans, the allowance is calculated using an internally developed CECL model that pools together loans that share similar risk characteristics. The estimated lifetime loss of the pool is calculated from the risk profiles of the loans, including borrower credit score, loan-to-value ratio, property type, and several key attributes of the loan and property including: loan type, loan age, loan performance history, and current performing or nonperforming status. Estimated lifetime loss rates are calculated by weighting projected losses in multiple economic scenarios based on the Company’s view of the current stage of the economic cycle and future economic conditions. The scenario losses are calibrated to industry historical experience of defaults, loss severities, and prepayment rates in multiple economic cycles, reflective of similar loan characteristics.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net”. As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities”, and the change in the allowance is reported in “Realized investment gains (losses), net”.

The CECL allowance for other collateralized loans carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net”.

Once the Company has deemed a portion of the amortized cost to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

Commercial mortgage and other loans are occasionally restructured. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt.

All restructurings are evaluated under the modification guidance in ASC 310-20. When a loan is modified, the Company evaluates whether the restructuring results in a continuation of the existing loan or a new loan. For modifications that result in a continuation of the existing loan, the CECL allowance of the loan is remeasured using the modified terms, including the loan’s post-modification effective yield, and the allowance is adjusted accordingly.

For modifications that result in a new loan, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the new loan and the recorded investment in the loan. The new loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income (loss)”. The Company consolidates LPs in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 4 for additional information about VIEs.

Cash and cash equivalents includes cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to repurchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs ("DAC") represents costs directly related to the successful acquisition of new and renewal insurance and annuity business. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, previously capitalized DAC is amortized and included in “Amortization of deferred policy acquisition costs”.

DAC for most long-duration contracts is amortized on a constant-level basis at a grouped contract level over the expected life of the underlying insurance contracts. Contracts are grouped consistent with the groupings used to estimate the liability for future policy benefits (or other related balances) for the corresponding contracts. Since contracts within a grouping may be of different sizes, contracts within a group are weighted to achieve appropriate amortization and to ensure that DAC is derecognized when a policy is no longer in force. The constant-level basis used to weight contracts within a grouping and amortize DAC is generally defined as follows:

•Life insurance contracts – DAC associated with life insurance contracts is generally amortized in proportion to the initial face amount of life insurance in force. This is applicable to traditional and universal life insurance products.

•Payout annuity contracts – DAC associated with payout annuity contracts is amortized in proportion to annual benefit payments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

•Deferred annuity contracts – DAC associated with fixed and variable deferred annuity contracts is amortized in proportion to deposits.

For single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method.

Current period DAC amortization reflects the impact of changes in actual insurance in force during the period and changes in future assumptions effected as of the end of the quarter, where applicable. The Company typically updates actuarial assumptions annually in the second quarter, unless a material change is observed in an interim period that is indicative of a long-term trend. Generally, the Company does not expect trends to change significantly in the short-term and, to the extent these trends may change, the Company expects such changes to be gradual over the long-term.

Assumptions used for DAC are consistent with those used in estimating the liability for future policy benefits (or any other related balance) for the corresponding contract. Determining the level of aggregation and actuarial assumptions used in projecting in force terminations requires judgment. Internal criteria are developed to determine the level of aggregation by considering both qualitative and quantitative materiality thresholds.

The assumptions used in projecting in force terminations are mortality, mortality improvement, and lapse assumptions. These assumptions are generally based on the Company’s experience, industry experience and/or other factors, as applicable. For variable deferred annuity contracts, lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefits and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 7 for additional information regarding DAC.

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables and deposit receivables includes amounts recoverable under reinsurance agreements and receivables that follow the deposit method of accounting (see “Reinsurance” below).

Market risk benefit assets represents market risk benefits ("MRBs") in an asset position and are presented separately from MRBs in a liability position. See “Market risk benefit liabilities” below. MRB assets also reflect ceded MRBs resulting from reinsurance of the Company's Prudential Defined Income ("PDI") traditional variable annuity contracts. See Note 12 for additional information regarding the reinsurance of PDI.

Deferred Sales Inducements ("DSI") are amounts that are credited to a policyholders’ account balance primarily as an inducement to purchase fixed and/or variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the expected life of the policy using the same methodology, factors and assumptions used to amortize DAC. The Company records amortization of DSI in “Interest credited to policyholders’ account balances”. Unlike DAC, DSI are considered contractual cash flows and, as a result, are subject to periodic recoverability testing. See Note 7 for additional information regarding DSI.

Income tax assets primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 13 for a discussion of factors considered when evaluating the need for a valuation allowance.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50% likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company accrues a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 13 for additional information regarding income taxes.

Other assets consists primarily of deferred reinsurance losses ("DRL") (see "Reinsurance" below) which are amortized over the expected life of the reinsured contracts on a constant-level basis, receivables resulting from sales of securities that had not yet settled at the balance sheet date, premiums due, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.

Separate account assets represents segregated funds that are invested for certain policyholders, and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrue to the Company and are included in the Company’s results of operations. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits primarily consists of the present value of expected future payments to or on behalf of policyholders, where the timing and amount of such payments depend on policyholder mortality or morbidity, less the present value of expected future net premiums (where net premiums are gross premiums multiplied by the Net-To-Gross ("NTG") ratio discussed below). The liability for future policy benefits is accrued over time as premium revenue is recognized. See Note 9 for additional information regarding future policy benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The reserving methodology used for non-participating traditional and limited-payment contracts include the following:

•Cash Flow Assumptions. In measuring the liability for future policy benefits, the net premium valuation methodology is utilized. Under this methodology, a liability for future policy benefits is established using current best estimate insurance assumptions and interest rate assumptions locked-in at contract issuance date. The NTG ratio is calculated as the ratio of the present value of expected policy benefits and non-level claim settlement expenses divided by the present value of expected gross premiums. The NTG ratio is applied to gross premiums, as premium revenue is recognized, to determine net premiums. The liability is then determined as the present value of expected future policy benefits and non-level claim settlement expenses less the present value of expected future net premiums. The result of the net premium valuation methodology is that the liability at any point in time represents an accumulation of the portion of premiums received to date expected to fund future benefits (i.e., net premiums received to date), less any benefits and expenses already paid. The liability does not necessarily reflect the full policyholder obligation the Company expects to pay at the conclusion of the contract since a portion of that obligation would be funded by net premiums received in the future and would be recognized in the liability at that time. For purposes of liability measurement, contracts are grouped into cohorts based primarily on issue year and major product line.

The NTG ratio is generally updated quarterly for actual experience and annually in the second quarter of each year for future cash flow assumption updates during the Company’s annual assumptions review process unless a material change is observed in an interim period that is indicative of a long-term trend, with the exception of claim settlement expense assumptions which the Company has made an entity-wide election to lock-in as of contract issuance. The NTG ratio is subject to a retrospective unlocking method whereby the Company updates its best estimate of cash flows expected over the life of the cohort using actual historical experience and updated future cash flow assumptions. These updated cash flows are used to calculate the revised NTG ratio, which is used to derive an updated liability for future policy benefits as of the beginning of the current reporting period, discounted at the original contract issuance discount rate. The updated liability for future policy benefit amount as of the beginning of the quarter is then compared to the carrying amount of the liability as of that same date, before the updates for actual experience or future cash flow assumptions, to determine the current period change in liability estimate. This current period change in the liability is the liability remeasurement gain or loss that is recorded through current period earnings in “Change in estimates of liability for future policy benefits”. In subsequent periods, the revised NTG ratio is used to measure the liability for future policy benefits, subject to future revisions.

If a cohort is in a loss position where the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and non-level claim settlement expenses, the NTG ratio is capped at 100%. In these instances, all changes in expected benefits resulting from both actual experience deviations and changes in future assumptions are recognized immediately. While the liability for future policy benefits cannot be less than zero (i.e., a contra-liability) at the cohort level and thus the balance is floored at zero (i.e., “flooring”), the NTG ratio may be negative. This would be the case whereby conditions have improved such that the present value of future net premiums plus the existing liability for future policy benefits as of the valuation date exceed the present value of expected future policy benefits and non-level claim settlement expenses. In this case, the negative NTG ratio would be applied going forward to gross premiums received, effectively amortizing the gain into income and reducing the liability over time.

In addition, for limited-payment contracts, the liability for future policy benefits also includes a Deferred Profit Liability ("DPL") representing gross premiums received in excess of net premiums and is generally recognized in revenue in a constant relationship with insurance in force for life contracts or with the amount of expected future benefit payments for annuity contracts. The DPL is subject to a retrospective unlocking adjustment consistent with the liability for future policy benefits discussed above. The DPL cannot be less than zero (i.e., a contra-liability) at the cohort level and thus the balance is floored at zero (i.e., “flooring”).

•Discount Rate Assumption. The locked-in discount rate is generally based on expected investment returns at contract inception for contracts issued prior to January 1, 2021 and the upper medium grade fixed income corporate instrument yield (i.e., global single A) at contract inception for contracts issued on or after January 1, 2021. The discount rate in effect at contract inception is locked-in for the calculation of the NTG ratio and accretion of interest cost on the liability through net income. However, for balance sheet remeasurement purposes, the discount rate is updated using the current single A rate at each reporting period, with the effect on the liability resulting from such update recorded in “Interest rate remeasurement of future policy benefits" in OCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The methodology used in constructing the single A discount rate curve for discounting cash flows used to calculate the liability for future policy benefits is intended to be reflective of the characteristics of the applicable insurance liabilities. The single A discount rate curve is developed by reference to upper medium grade (low credit risk) fixed income instrument yields that reflect the duration characteristics of the applicable insurance liabilities. The single A discount curve for the United States is developed using government bond rates plus public corporate A spreads in the observable periods. The definition of upper medium grade is based on Moody’s Investor Service, Inc. ("Moody's") definition which includes the spectrum of A (i.e., A- to A+). Liquidity is considered in defining the observable period and linear extrapolation is performed to the Company's ultimate long-term economic assumptions. Annually, the Company performs a comprehensive review of the economic assumptions, including long-term interest rate assumptions and equity return assumptions, generally utilizing relevant economic outlook information and industry surveys as the primary basis.

The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain long-duration life contracts, such as no-lapse guarantee contract features (Additional Insurance Reserves or "AIR" liability), for which a liability is established when associated assessments are recognized (which include investment margin on policyholders' account balances deposited to fixed and indexed funds and all policy charges including charges for administration, mortality, expense, surrender, and other charges). This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. The liability does not necessarily reflect the full policyholder obligation the Company expects to pay at the conclusion of the contract since a portion of that excess payment would be funded by assessments received in the future and would be recognized in the liability at that time. The reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience as described below, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings. Any adjustments to this liability related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI.

For universal life type contracts and participating contracts, the Company performs premium deficiency tests using best estimate assumptions as of the testing date, at a minimum, on an annual basis, and on a quarterly basis for business whose profitability is closely tied to equity market performance. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves including unearned revenue reserves ("URR"), net of reinsurance and any DSI asset), the existing net reserves are adjusted by first reducing assets, such as DSI or deferred reinsurance loss, by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than these asset balances for insurance contracts, the net reserves are increased by the excess through a charge to current period earnings included in "Policyholders' benefits". Since investment yields are used as the discount rate, the premium deficiency test is also performed using a discount rate based on the market yield (i.e., assuming what would be the impact if any unrealized gains (losses) were realized as of the testing date). In the event that by using the market yield a deficiency occurs, an adjustment is established for the deficiency and is included in AOCI.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. Expense assumptions included in the liability only include claim related expenses and exclude acquisition costs and non-claim related costs such as costs relating to investments, general administration, policy maintenance, product development, market research, and general overhead.

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. The unearned revenue liability represents policy charges for services to be provided in future periods. The charges are deferred as incurred and are generally amortized over the expected life of the contract using the same methodology, factors, and assumption used to amortize DAC. See Note 10 for additional information regarding policyholders’ account balances. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products. The changes in the fair value of the embedded derivatives are recorded in net income. For additional information regarding the valuation of these embedded derivatives, see Note 6.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Market risk benefit liabilities represents contracts or contract features that provide protection to the contractholder and exposes the Company to other than nominal capital market risk, primarily related to deferred annuities with guaranteed minimum benefits associated with annuities products including guaranteed minimum death benefits (“GMDB”), guaranteed minimum income benefits (“GMIB”), guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”). The benefits are accounted for using a fair value measurement framework. If a contract contains multiple market risk benefits, the benefits are bundled together and accounted for as a single compound market risk benefit. Market risk benefits in an asset position are presented separately from those in a liability position as there is no legal right of offset between contracts. The fair value of market risk benefits is calculated as the present value of expected future benefit payments to contractholders less the present value of expected future rider fees attributable to the market risk benefits. The fair value of market risk benefits is based on assumptions a market participant would use in valuing market risk benefits. For additional information regarding the valuation of market risk benefits, see Note 6. On a quarterly basis, changes in the fair value of market risk benefits are recorded in net income, net of related hedges, in "Change in value of market risk benefits, net of related hedging gains (losses)", except for the portion of the change attributable to changes in the Company’s non-performance risk ("NPR") which is recorded in OCI. See Note 11 for additional information regarding market risk benefits. See "Reinsurance" below for information regarding the reinsurance of MRBs.

Cash collateral for loaned securities represents liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as "Net investment income".

Securities sold under agreements to repurchase represents liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily, and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”.

Reinsurance and funds withheld payables represents amounts payable under reinsurance agreements (see “Reinsurance” below). Reinsurance and funds withheld payables may also include derivative instruments for which fair values are determined as described below under "Derivative Financial Instruments".

Other liabilities consists primarily of deferred reinsurance gains ("DRG") (see "Reinsurance" below), accrued expenses, technical overdrafts, payables resulting from purchases of securities that had not yet settled at the balance sheet date. The amortization method for DRG is amortized over the expected life of the reinsured contracts on a constant-level basis.

Separate account liabilities primarily represents the contractholders’ account balances in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issuance costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 16 for additional information regarding short-term and long-term debt.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES, BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future policy benefits and non-level claim settlement expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized as described in "Future policy benefits" above.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized as described in "Future policy benefits" above.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are generally accounted for as market risk benefits (see “Market risk benefits” above).

Amounts received from policyholders as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities”. Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts using the same methodology, factors, and assumption used to amortize DAC as described above. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products where changes in the value of the embedded derivatives are recorded through "Realized investment gains (losses), net". For additional information regarding the valuation of these embedded derivatives, see Note 6.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 16). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Other income (loss) includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value as well as interest income related to affiliated cash collateral. See Note 16 for more information related to affiliated cash collateral. Other income (loss) in 2025 also includes the recognition of previously deferred reinsurance gains.

Realized investment gains (losses), net includes realized gains or losses from sales and maturities of investments, changes to the allowance for credit losses, other impairments, fair value changes on mortgage loans where the fair value option has been elected, and derivative gains or losses. The derivative gains or losses include the impact of maturities, terminations and changes in fair value of the derivative instruments, including embedded derivatives, and other hedging instruments. Realized investment gains (losses) from the sales of securities are generally calculated using the specific identification method.

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and NPR used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to reduce exposure to risks such as interest rate, credit, foreign currency and equity associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 5, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net”. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within "Other invested assets" and "Reinsurance recoverable and deposit receivables", or as liabilities, within “Payables to parent and affiliates” or "Reinsurance and funds withheld payables".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables and deposit receivables”. Additionally, changes in the fair value are determined using valuation models as described in Note 6 and are recorded in “Realized investment gains (losses), net".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Reinsurance

The Company participates in reinsurance arrangements in various capacities as either the ceding entity or as the reinsurer (i.e., assuming entity). See Note 12 for additional information regarding the Company’s reinsurance arrangements. Reinsurance assumed business is generally accounted for consistent with direct business. Amounts currently recoverable under reinsurance agreements are included in “Reinsurance recoverables and deposit receivables” and amounts payable are included in “Reinsurance and funds withheld payables”. “Reinsurance recoverables and deposit receivables” also includes deposit receivables where the Company has ceded fixed indexed annuities, including from coinsurance with funds withheld arrangements and receivables from modified coinsurance arrangements where the Company is the cedant, and in certain instances are net of the payables under these arrangements which generally reflect the fair value of the invested assets retained by the cedant. “Reinsurance and funds withheld payables” also includes amounts payable to the reinsurer under coinsurance with funds withheld arrangements where the Company is the cedant, and generally reflect the fair value of the invested assets retained by the Company. The receivables and payables associated with each of these coinsurance with funds withheld and modified coinsurance arrangements each contain an embedded derivative that is bifurcated and accounted for at fair value separately from the host contract, with changes in fair value recorded through “Realized investment gains (losses), net”, and are ultimately presented net within “Reinsurance recoverables and deposit receivables”. Revenues and benefits and expenses include amounts assumed under reinsurance agreements and are reflected net of reinsurance ceded.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance recoverables are reported on the Consolidated Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits”. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. For reinsurance of in force blocks of non-participating traditional and limited-payment contracts, the current value of the direct liability as of inception of the reinsurance agreement is used to calculate the reinsurance recoverable and cost of reinsurance such that there is no immediate other comprehensive income or loss from recognition of the reinsurance recoverable at inception. Consistent with the direct liability, the reinsurance recoverable for non-participating traditional and limited-payment contracts is remeasured each period using current single A rates with the effect on the reinsurance recoverable resulting from such updates recorded in "Interest rate remeasurement of future policy benefits" in OCI. For reinsurance of limited-payment contracts, the Company establishes a cost of reinsurance asset relating to the direct DPL and amortizes this balance through “Premiums” using the same methodology and assumptions used to amortize the direct DPL.

For reinsurance of existing in force blocks of long-duration contracts that transfer significant insurance risk, the difference between the fair value of the net consideration exchanged and the net liabilities ceded related to the underlying reinsured contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. This initial net cost of reinsurance is deferred and amortized into income over the remaining life of the reinsured policies on a basis consistent with the methodologies and assumptions used for amortizing DAC. This initial net cost of reinsurance may result in a deferred reinsurance gain which is recorded in "Other liabilities" and amortized through "Other income (loss)", or a deferred reinsurance loss which is recorded in "Other assets" and amortized through "General, administrative and other expenses".

Consistent with direct contracts, reinsurance agreements may also include features that meet the definition of an MRB and, if so, are accounted for at fair value. The fair value of direct or assumed MRBs reflects the Company's NPR, while the fair value of ceded MRBs reflects the counterparty credit risk of the reinsurer. Changes in the fair value of ceded MRBs, including the impact of changes in counterparty credit risk, are recorded in net income in "Change in value of market risk benefits, net of related hedging gains (losses)".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Coinsurance arrangements contrast with the Company’s yearly renewable term ("YRT") arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under YRT arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contractholders to the Company. As YRT arrangements are usually entered into by the Company with the expectation that the contracts will be in force for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance for universal life products is generally recognized based on the gross assessments of the underlying direct policies. The cost of reinsurance for term insurance products is generally recognized in proportion to direct premiums over the life of the underlying policies.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in “Reinsurance and funds withheld payables” and deposits made are included in “Reinsurance recoverables and deposit receivables”. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as “Other income (loss)” or “General, administrative and other expenses”, as appropriate.

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates ("ASUs") to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2025, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

ASUs adopted during the year ended December 31, 2025

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2023-09—Income Taxes (Topic 740) Improvements to Income Tax Disclosures	This ASU requires entities to provide additional information primarily related to the effective tax rate reconciliation and income taxes paid.	January 1, 2025 using the prospective method.	Adoption of the ASU did not have an impact on the Company's Consolidated Financial Statements but resulted in expanded disclosures in the Notes to the Consolidated Financial Statements.

ASUs issued but not yet adopted as of December 31, 2025

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2024-03—Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses	This ASU requires public companies to disclose, in interim and annual reporting periods, additional information about certain expenses in the notes to financial statements.	Effective for fiscal years beginning after December 15, 2026, and interim periods within fiscal years beginning after December 15, 2027, with early adoption permitted and applied either prospectively or retrospectively.	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2025
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,196,805	$24,151	$103,636	$0	$1,117,320
Obligations of U.S. states and their political subdivisions	460,634	1,245	27,351	0	434,528
Foreign government securities	456,138	7,187	38,590	0	424,735
U.S. public corporate securities	19,566,876	302,845	801,659	75	19,067,987
U.S. private corporate securities	6,790,444	99,408	175,094	12,146	6,702,612
Foreign public corporate securities	5,306,445	100,625	85,439	415	5,321,216
Foreign private corporate securities	7,093,850	331,109	241,209	300	7,183,450
Asset-backed securities(1)	5,051,514	31,060	5,180	1,346	5,076,048
Commercial mortgage-backed securities	1,370,898	17,493	34,081	0	1,354,310
Residential mortgage-backed securities(2)	936,614	9,989	4,638	0	941,965
Total fixed maturities, available-for-sale	$48,230,218	$925,112	$1,516,877	$14,282	$47,624,171
(1)    Includes credit-tranched securities collateralized by loan obligations, home equity loans, auto loans and education loans.
(2)    Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2024
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,199,628	$8,357	$108,744	$0	$1,099,241
Obligations of U.S. states and their political subdivisions	570,253	1,156	30,343	0	541,066
Foreign government securities	362,154	646	52,466	0	310,334
U.S. public corporate securities	14,134,828	60,917	957,316	1	13,238,428
U.S. private corporate securities	6,030,898	35,828	301,451	11,178	5,754,097
Foreign public corporate securities	3,804,503	21,136	126,767	21	3,698,851
Foreign private corporate securities	5,838,939	43,334	511,426	29,214	5,341,633
Asset-backed securities(1)	3,728,073	31,431	8,841	0	3,750,663
Commercial mortgage-backed securities	944,652	4,567	53,444	0	895,775
Residential mortgage-backed securities(2)	367,005	861	11,794	0	356,072
Total fixed maturities, available-for-sale	$36,980,933	$208,233	$2,162,592	$40,414	$34,986,160
(1)    Includes credit-tranched securities collateralized by loan obligations, home equity loans, auto loans and education loans.
(2)    Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The following tables set forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2025
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$187,705	$7,191	$386,544	$96,445	$574,249	$103,636
Obligations of U.S. states and their political subdivisions	34,212	853	259,746	26,498	293,958	27,351
Foreign government securities	54,155	214	159,018	38,376	213,173	38,590
U.S. public corporate securities	1,659,501	31,308	4,933,894	770,153	6,593,395	801,461
U.S. private corporate securities	673,009	7,201	2,616,271	167,702	3,289,280	174,903
Foreign public corporate securities	391,306	3,528	759,461	81,911	1,150,767	85,439
Foreign private corporate securities	183,588	2,294	2,000,967	238,882	2,184,555	241,176
Asset-backed securities	158,585	349	40,059	3,301	198,644	3,650
Commercial mortgage-backed securities	54,331	212	400,953	33,869	455,284	34,081
Residential mortgage-backed securities	9,148	8	109,013	4,630	118,161	4,638
Total fixed maturities, available-for-sale	$3,405,540	$53,158	$11,665,926	$1,461,767	$15,071,466	$1,514,925

	December 31, 2024
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$377,531	$13,829	$238,723	$94,915	$616,254	$108,744
Obligations of U.S. states and their political subdivisions	226,731	5,019	212,060	25,324	438,791	30,343
Foreign government securities	118,168	2,615	171,166	49,851	289,334	52,466
U.S. public corporate securities	4,320,552	105,145	4,677,336	852,171	8,997,888	957,316
U.S. private corporate securities	1,999,008	41,931	2,379,755	259,489	4,378,763	301,420
Foreign public corporate securities	1,088,644	20,465	716,172	106,294	1,804,816	126,759
Foreign private corporate securities	1,977,169	69,399	2,107,705	440,330	4,084,874	509,729
Asset-backed securities	363,744	5,510	140,090	3,331	503,834	8,841
Commercial mortgage-backed securities	101,821	1,356	489,490	52,088	591,311	53,444
Residential mortgage-backed securities	142,961	1,946	123,853	9,848	266,814	11,794
Total fixed maturities, available-for-sale	$10,716,329	$267,215	$11,256,350	$1,893,641	$21,972,679	$2,160,856

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
As of December 31, 2025 and 2024, the gross unrealized losses on fixed maturity, available-for-sale securities without an allowance of $1,469 million and $2,059 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $46 million and $102 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2025, the $1,462 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, consumer non-cyclical and utility sectors. As of December 31, 2024, the $1,894 million of gross unrealized losses of twelve months or more were concentrated in the Company's corporate securities within the finance, consumer non-cyclical and utility sectors.
In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2025. This conclusion was based on a detailed analysis of the underlying credit and cash flows for each security. Gross unrealized losses are primarily attributable to increases in interest rates, general credit spread widening and foreign currency exchange rate movements. As of December 31, 2025, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2025
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$1,745,409	$1,738,607
Due after one year through five years	15,738,281	15,930,893
Due after five years through ten years	12,444,358	12,660,246
Due after ten years	10,943,144	9,922,102
Asset-backed securities	5,051,514	5,076,048
Commercial mortgage-backed securities	1,370,898	1,354,310
Residential mortgage-backed securities	936,614	941,965
Total fixed maturities, available-for-sale	$48,230,218	$47,624,171
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31
	2025	2024	2023
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$2,589,307	$2,097,519	$460,596
Proceeds from maturities/prepayments	3,663,766	2,300,919	1,218,844
Gross investment gains from sales and maturities	27,112	23,978	11,482
Gross investment losses from sales and maturities	(58,814)	(143,432)	(43,078)
Write-downs recognized in earnings(2)	(76,892)	(9,534)	(2,358)
(Addition to) release of allowance for credit losses	26,180	(38,406)	2,761
(1)Excludes activity from non-cash related proceeds due to the timing of trade settlements of $106.2 million, $(158.4) million and $57.4 million for the years ended December 31, 2025, 2024, and 2023, respectively.
(2)Amounts represent write-downs of credit adverse securities and securities actively marketed for sale.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The following tables set forth the balance of and changes in the allowance for credit losses for fixed maturity securities, as of and for the periods indicated:

	Year Ended December 31, 2025
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Securities	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$0	$40,414	$0	$0	$0	$40,414
Additions to allowance for credit losses not previously recorded	0	0	26,779	3,500	0	0	30,279
Reductions for securities sold during the period	0	0	(2,127)	(925)	0	0	(3,052)
Additions (reductions) on securities with previous allowance	0	0	4,072	(1,229)	0	0	2,843
Write-downs charged against the allowance	0	0	(56,202)	0	0	0	(56,202)
Balance, end of period	$0	$0	$12,936	$1,346	$0	$0	$14,282

	Year Ended December 31, 2024
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Securities	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$0	$2,000	$1	$0	$7	$2,008
Additions to allowance for credit losses not previously recorded	0	0	39,600	0	0	5	39,605
Reductions for securities sold during the period	0	0	(2,002)	0	0	0	(2,002)
Additions (reductions) on securities with previous allowance	0	0	337	(1)	0	(12)	324
Assets transferred (to) from parent and affiliates	0	0	479	0	0	0	479
Balance, end of period	$0	$0	$40,414	$0	$0	$0	$40,414

See Note 2 for additional information about the Company's methodology for developing its allowance and expected losses.

For the year ended December 31, 2025, the net decrease in the allowance for credit losses on available-for-sale securities was primarily related to write-downs of distressed securities, partially offset by net additions in the communications and transportation sectors within corporate securities due to adverse projected cash flows.

For the year ended December 31, 2024, the net increase in the allowance for credit losses on available-for-sale securities was primarily related to net additions within the consumer cyclical, consumer non-cyclical and energy sectors within corporate securities due to adverse projected cash flows.

The Company did not have any fixed maturity securities purchased with credit deterioration as of both December 31, 2025 and 2024.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Fixed Maturities, Trading
The net change in unrealized gains (losses) from fixed maturities, trading still held at period end, recorded within “Other income (loss),” was $231.7 million, $(182.9) million and $65.6 million during the years ended December 31, 2025, 2024 and 2023, respectively.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income (loss)," was $(86.3) million, $(34.2) million and $25.8 million during the years ended December 31, 2025, 2024 and 2023, respectively.
Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans”, as of the dates indicated:

	December 31, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
	($ in thousands)
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$2,612,457	27.4%	$1,949,926	25.0%
Health Care Senior Living(1)	119,507	1.3	134,195	1.7
Hospitality	108,227	1.0	97,603	1.3
Industrial	3,448,599	36.2	2,906,413	37.3
Office	525,136	5.5	556,586	7.1
Retail	865,298	9.1	693,949	9.0
Self-Storage(1)	665,544	7.0	543,701	7.0
Other(1)	119,202	1.3	72,645	0.9
Total commercial mortgage loans	8,463,970	88.8	6,955,018	89.3
Agricultural property loans	1,068,014	11.2	830,041	10.7
Total commercial mortgage and agricultural property loans	9,531,984	100.0%	7,785,059	100.0%
Allowance for credit losses	(45,604)		(37,715)
Total net commercial mortgage and agricultural property loans	9,486,380		7,747,344
Other loans:
Residential mortgage loans	589,937		0
Other collateralized loans	11,936		11,979
Total other loans	601,873		11,979
Allowance for credit losses	(5,586)		0
Total net other loans	596,287		11,979
Total net commercial mortgage and other loans	$10,082,667		$7,759,323
(1) Prior period amounts have been updated to conform to current period presentation.

As of December 31, 2025, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States with the largest concentrations in California (23%), Florida (8%) and Texas (8%) and included loans secured by properties in Europe (8%), Australia (1%) and Mexico (1%).
As of December 31, 2025, the residential mortgage loans were secured by properties geographically dispersed throughout the United States with the largest concentrations in Florida (13%), California (10%) and New York (9%).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The following table sets forth the balance of and changes in the allowance for credit losses for commercial mortgage and other loans, as of and for the periods ended:

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Mortgage Loans	Total
	(in thousands)
Balance at December 31, 2022	$19,665	$598	$0	$20,263
Addition to (release of) allowance for expected losses	17,093	333	0	17,426
Balance at December 31, 2023	36,758	931	0	37,689
Addition to (release of) allowance for expected losses	5,613	3,780	0	9,393
Write-downs charged against allowance	(9,367)	0	0	(9,367)
Balance at December 31, 2024	33,004	4,711	0	37,715
Addition to (release of) allowance for expected losses	12,327	2,573	5,586	20,486
Write-downs charged against allowance	(1,915)	(5,096)	0	(7,011)
Balance at December 31, 2025	$43,416	$2,188	$5,586	$51,190

See Note 2 for additional information about the Company's methodology for developing the allowance and expected losses.
For the year ended December 31, 2025, the net increase to the allowance for credit losses on commercial mortgage and other loans was primarily related to increases in loan specific allowances in commercial mortgage loans within the retail sector and in agricultural property loans along with the establishment of general reserves for residential mortgage loans, partially offset by write-downs against loan-specific reserves within agricultural property loans and the retail sector of commercial mortgage loans.
For the year ended December 31, 2024, net additions to the allowance for credit losses on commercial mortgage and other loans were primarily related to increases in loan-specific allowances in commercial mortgage loans within the retail and office sectors and in agricultural property loans.

The following table sets forth the write-downs of commercial mortgage and other loans by origination year for the year ended December 31, 2025:

	December 31, 2025
	Amortized Cost by Origination Year
	2025	2024	2023	2022	2021	Prior	Total
	(in thousands)
Commercial mortgage loans	$0	$0	$0	$0	$0	$1,915	$1,915
Agricultural property loans	0	0	3,461	1,635	0	0	5,096
Total	$0	$0	$3,461	$1,635	$0	$1,915	$7,011

For the year ended December 31, 2024, there were $9.4 million of write-downs charged against the allowance related to a loan originated in 2016.
The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2025
	Amortized Cost by Origination Year
	2025	2024	2023	2022	2021	Prior	Revolving Loans	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$583,935	$386,956	$339,226	$432,721	$516,692	$1,248,164	$12,429	$3,520,123
60%-69.99%	1,119,839	1,128,626	453,007	144,375	318,216	192,472	0	3,356,535
70%-79.99%	112,150	223,390	344,004	68,791	266,035	118,452	0	1,132,822
80% or greater	0	1,196	0	76,282	160,304	216,708	0	454,490
Total	$1,815,924	$1,740,168	$1,136,237	$722,169	$1,261,247	$1,775,796	$12,429	$8,463,970
Debt Service Coverage Ratio:
Greater than 1.2x	$1,709,249	$1,718,881	$944,699	$704,034	$1,261,247	$1,656,396	$10,839	$8,005,345
1.0 - 1.2x	94,819	12,972	191,538	0	0	47,395	1,590	348,314
Less than 1.0x	11,856	8,315	0	18,135	0	72,005	0	110,311
Total	$1,815,924	$1,740,168	$1,136,237	$722,169	$1,261,247	$1,775,796	$12,429	$8,463,970
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$226,434	$242,422	$74,777	$198,123	$126,275	$61,392	$35,759	$965,182
60%-69.99%	13,068	29,560	19,282	0	4,950	0	17,083	83,943
70%-79.99%	0	0	0	0	0	0	0	0
80% or greater	0	0	0	6,061	0	0	12,828	18,889
Total	$239,502	$271,982	$94,059	$204,184	$131,225	$61,392	$65,670	$1,068,014
Debt Service Coverage Ratio:
Greater than 1.2x	$239,502	$260,566	$85,966	$158,503	$124,612	$47,718	$52,842	$969,709
1.0 - 1.2x	0	10,473	2,358	4,755	0	10,298	0	27,884
Less than 1.0x	0	943	5,735	40,926	6,613	3,376	12,828	70,421
Total	$239,502	$271,982	$94,059	$204,184	$131,225	$61,392	$65,670	$1,068,014

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2024
	Amortized Cost by Origination Year
	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$452,940	$232,276	$306,684	$482,596	$134,403	$1,138,394	$6,479	$2,753,772
60%-69.99%	972,161	541,849	273,258	360,457	110,515	303,107	0	2,561,347
70%-79.99%	362,701	365,111	134,208	330,355	6,774	77,399	0	1,276,548
80% or greater	1,196	0	56,204	84,761	3,870	217,320	0	363,351
Total	$1,788,998	$1,139,236	$770,354	$1,258,169	$255,562	$1,736,220	$6,479	$6,955,018
Debt Service Coverage Ratio:
Greater than 1.2x	$1,728,895	$962,290	$755,350	$1,256,699	$255,562	$1,616,904	$0	$6,575,700
1.0 - 1.2x	60,103	176,946	15,004	0	0	59,871	6,479	318,403
Less than 1.0x	0	0	0	1,470	0	59,445	0	60,915
Total	$1,788,998	$1,139,236	$770,354	$1,258,169	$255,562	$1,736,220	$6,479	$6,955,018
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$241,715	$89,569	$163,820	$126,368	$23,488	$38,478	$18,834	$702,272
60%-69.99%	29,560	19,396	49,210	0	0	0	0	98,166
70%-79.99%	0	0	0	5,213	0	0	0	5,213
80% or greater	0	0	7,295	0	1,657	0	15,438	24,390
Total	$271,275	$108,965	$220,325	$131,581	$25,145	$38,478	$34,272	$830,041
Debt Service Coverage Ratio:
Greater than 1.2x	$259,647	$95,087	$211,030	$129,865	$23,488	$38,478	$18,834	$776,429
1.0 - 1.2x	11,628	13,878	9,295	0	0	0	15,438	50,239
Less than 1.0x	0	0	0	1,716	1,657	0	0	3,373
Total	$271,275	$108,965	$220,325	$131,581	$25,145	$38,478	$34,272	$830,041
Residential mortgage loans primarily include fixed-rate, amortizing mortgage loans on rental properties owned by borrowers with Fair Isaac Corporation ("FICO") scores typically considered prime or above. The primary credit quality indicator is whether a loan is performing or nonperforming. The Company defines nonperforming residential mortgage loans as those that are 90 days or more past due and/or in nonaccrual status.

	December 31, 2025
	Amortized Cost by Origination Year
	2025	2024	2023	2022	2021	Prior	Total
	(in thousands)
Residential mortgage loans
Performance indicators:
Performing	$571,247	$18,549	$141	$0	$0	$0	$589,937
Nonperforming	0	0	0	0	0	0	0
Total	$571,247	$18,549	$141	$0	$0	$0	$589,937

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.
The Company may grant loan modifications in its commercial mortgage and other loan portfolios to borrowers experiencing financial difficulties. These loan modifications may be in the form of principal forgiveness, interest rate reduction, other-than-insignificant payment delay, term extension or some combination thereof. The amount, timing and extent of modifications granted and subsequent performance are considered in determining any allowance for credit losses.
The following tables set forth the amortized cost basis of loan modifications made to borrowers experiencing financial difficulties during the periods indicated:

	Year Ended December 31, 2025
	Term Extension	Other Than Insignificant Delay in Payment	% of Amortized Cost
	($ in thousands)
Commercial mortgage loans	$0	$0	0.0%

	Year Ended December 31, 2024
	Term Extension	Other Than Insignificant Delay in Payment	% of Amortized Cost
	($ in thousands)
Commercial mortgage loans	$14,546	$4,570	0.2%

During the year ended December 31, 2024, the modifications added less than one year to the weighted average life in the commercial mortgage loan portfolio.

The Company did not have any commitments to lend additional funds to borrowers experiencing financial difficulties on modified loans as of both December 31, 2025 and 2024.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2025
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$8,462,579	$0	$0	$1,391	$8,463,970	$2,586
Agricultural property loans	1,033,714	0	0	34,300	1,068,014	38,649
Residential mortgage loans	588,368	1,569	0	0	589,937	0
Other collateralized loans	11,936	0	0	0	11,936	0
Total	$10,096,597	$1,569	$0	$35,691	$10,133,857	$41,235
(1)As of December 31, 2025, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2024
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$6,951,093	$0	$0	$3,925	$6,955,018	$5,120
Agricultural property loans	804,804	0	2,505	22,732	830,041	24,765
Residential mortgage loans	0	0	0	0	0	0
Other collateralized loans	11,979	0	0	0	11,979	0
Total	$7,767,876	$0	$2,505	$26,657	$7,797,038	$29,885
(1)As of December 31, 2024, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

Loans on non-accrual status recognized interest of $0.5 million and $0.7 million for the years ended December 31, 2025 and 2024, respectively. Loans on non-accrual status that did not have a related allowance for credit losses were $21.2 million and $2.0 million as of December 31, 2025 and 2024, respectively.
For the years ended December 31, 2025 and 2024, there were $589.9 million and $12.6 million, respectively, of commercial mortgage and other loans acquired, other than those through direct origination. For the year ended December 31, 2025, there were $100.0 million commercial mortgage and other loans sold. For the year ended December 31, 2024, there were no commercial mortgage and other loans sold.
The Company did not have any commercial mortgage and other loans purchased with credit deterioration as of both December 31, 2025 and 2024.
Other Invested Assets
The following table sets forth the composition of “Other invested assets”, as of the dates indicated:

	December 31,
	2025	2024
	(in thousands)
LPs/LLCs:
Equity method:
Private equity	$374,958	$388,822
Hedge funds	1,671,779	1,024,534
Real estate-related	68,373	75,730
Subtotal equity method	2,115,110	1,489,086
Fair value:
Private equity	19,523	28,094
Hedge funds	52,591	14
Real estate-related	15,233	16,016
Subtotal fair value	87,347	44,124
Total LPs/LLCs	2,202,457	1,533,210
Derivative instruments	46,483	24,499
Other(1)	48,595	24,385
Total other invested assets	$2,297,535	$1,582,094
(1)Includes tax advantaged investments and investments in separate account funds.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities:

	December 31,
	2025	2024
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$64,973,949	$66,477,439
Total liabilities(2)	$10,051,385	$1,894,242
Partners’ capital	54,922,564	64,583,197
Total liabilities and partners’ capital	$64,973,949	$66,477,439
Equity in LP/LLC interests included above	$1,858,303	$1,338,056
Equity in LP/LLC interests not included above	325,315	230,687
Carrying value	$2,183,618	$1,568,743
(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party borrowed funds and other miscellaneous liabilities.

	Years Ended December 31,
	2025	2024	2023
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenues(1)	$4,783,207	$1,678,772	$3,465,807
Total expenses(2)	(924,378)	(473,445)	(979,287)
Net earnings (losses)	$3,858,829	$1,205,327	$2,486,520
Equity in net earnings (losses) of LP/LLC interests included above	$137,546	$57,119	$17,795
Equity in net earnings (losses) of LP/LLC interests not included above	31,862	18,193	11,792
Total equity in net earnings (losses)	$169,408	$75,312	$29,587
(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in real estate, investments in securities and other income.
(2)Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the dates indicated:

	December 31,
	2025	2024
	(in thousands)
Fixed maturities	$531,247	$396,173
Equity securities	218	436
Commercial mortgage and other loans	46,092	29,437
Policy loans	31,288	30,820
Short-term investments and cash equivalents	9,188	9,528
Total accrued investment income	$618,033	$466,394

There were no write-downs on accrued investment income for the years ended December 31, 2025 and 2024.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2025	2024	2023
	(in thousands)
Fixed maturities, available-for-sale	$2,182,678	$1,622,898	$1,139,581
Fixed maturities, trading	211,123	156,407	96,128
Equity securities	63,218	30,698	14,772
Commercial mortgage and other loans	444,449	328,853	231,994
Policy loans	66,917	65,825	48,118
Other invested assets	249,245	140,376	98,369
Short-term investments and cash equivalents	122,337	182,094	123,857
Gross investment income	3,339,967	2,527,151	1,752,819
Less: investment expenses	(129,445)	(105,134)	(77,297)
Net investment income	$3,210,522	$2,422,017	$1,675,522

The carrying value of non-income producing assets included $19.1 million in fixed maturities, available-for-sale and $0.2 million in fixed maturities, trading as of December 31, 2025. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2025.
Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2025	2024	2023
	(in thousands)
Fixed maturities(1)	$(82,414)	$(167,394)	$(31,193)
Commercial mortgage and other loans	(21,697)	(11,113)	(17,854)
LPs/LLCs(2)	(6)	576	(272)
Derivatives	(1,129,307)	713,403	(1,136,331)
Short-term investments and cash equivalents	142	974	2,033
Ceded income on modified coinsurance assets(2)(3)	(191,080)	(85,069)	37,120
Other(2)	(6,063)	40	(602)
Realized investment gains (losses), net	$(1,430,425)	$451,417	$(1,147,099)
(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.
(2)Prior period amounts have been updated to conform to current period presentation.
(3)Includes changes in the value of reinsurance and funds withheld payables, primarily reflecting the impact of net investment income on withheld assets that are ceded to certain reinsurance counterparties.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2025	2024	2023
	(in thousands)
Fixed maturity securities, available-for-sale with an allowance	$(1,352)	$893	$1,987
Fixed maturity securities, available-for-sale without an allowance	(590,413)	(1,955,252)	(1,406,265)
Derivatives designated as cash flow hedges(1)	(132,690)	110,565	11,934
Affiliated notes	(2,094)	(3,276)	(8,760)
Other investments(2)	12,147	785	(1,089)
Net unrealized gains (losses) on investments	$(714,402)	$(1,846,285)	$(1,402,193)
(1)For additional information regarding cash flow hedges, see Note 5.
(2)Includes net unrealized gains (losses) on certain joint ventures that are strategic in nature and are included in "Other assets".

Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2025 and 2024, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2025			December 31, 2024
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
Obligations of U.S. states and their political subdivisions	$1,123	$0	$1,123	$1,139	$0	$1,139
U.S. public corporate securities	3,227	0	3,227	6,949	0	6,949
U.S. private corporate securities	0	0	0	18	0	18
Foreign public corporate securities	18,272	0	18,272	10,100	0	10,100
Equity securities	0	0	0	103,166	0	103,166
Total cash collateral for loaned securities(1)	$22,622	$0	$22,622	$121,372	$0	$121,372
(1)The Company did not have any agreements with remaining contractual maturities greater than thirty days, as of the dates indicated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third-parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2025	2024
	(in thousands)
Securities pledged:
Fixed maturities, available-for-sale	$5,661,731	$3,856,216
Fixed maturities, trading	0	17
Equity securities	0	100,601
Total securities pledged	$5,661,731	$3,956,834
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$22,622	$121,372
Other liabilities	2,482,215	3,622,596
Total liabilities supported by the pledged collateral	$2,504,837	$3,743,968
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of both December 31, 2025 and 2024, there was $0.0 million of collateral that could be sold or repledged.
As of December 31, 2025 and 2024, there were $0.0 million and $3.6 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
4. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special-purpose entities and other entities that are deemed to be VIEs. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If the Company determines that it is the VIE’s primary beneficiary, it consolidates the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but for which it is not the investment manager. The Company’s involvement in the structuring of these investments combined with its economic interest indicates that the Company is the primary beneficiary. The Company has not provided material financial support or other support that was not contractually required to these VIEs.

The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of consolidated VIEs are reported:

	December 31, 2025	December 31, 2024
	(in thousands)
Fixed maturities, available-for-sale, at fair value	$39,593	$0
Other invested assets	52,590	0
Accrued investment income	129	0
Cash and cash equivalents	157	0
Income tax assets	14	0
Other assets	84	0
Total assets of consolidated variable interest entities	$92,567	$0

Payables to parent and affiliates	$739	$0
Other liabilities	3,945	0
Total liabilities of consolidated variable interest entities	$4,684	$0

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs. These VIEs consist of investment funds for which the Company has determined that it is not the primary beneficiary as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated VIEs is limited to its investment in the VIEs, which was $80 million and $0 million as of December 31, 2025 and 2024, respectively. These investments are reflected in “Other invested assets”. There are no liabilities associated with these unconsolidated VIEs on the Company’s Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
5. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps, interest rate total return swaps, options, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in the values it owns or anticipates acquiring or selling.

Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Under interest rate total return swaps, the company agrees with counterparties to exchange, at specified intervals, the difference between the return on a fixed income market index and Secured Overnight Financing Rate (“SOFR”) plus an associated funding spread based on a notional amount.

The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Equity Contracts
Equity options, equity total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Equity total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and SOFR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, indexed annuities and index-linked universal life) which may include features that are accounted for as embedded derivatives; related to certain of these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. See Note 12 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 6.
Synthetic Guarantees
The Company sells synthetic guarantees in the form of stable value wrap guarantees on third-party banked owned life insurance contracts. The synthetic guarantees are issued in respect of assets that are owned by the third-party insurer, who invest the assets according to the contract terms agreed to with the Company. The contracts establish policyholder balances and credit interest thereon. The policyholder balances are supported by the underlying assets. In connection with certain policyholder-initiated withdrawals, the contract guarantees that after all underlying assets are liquidated, any remaining policyholder balances will be paid by the Company. These guarantees are accounted for as derivatives and recorded at fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables and deposit receivables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2025			December 31, 2024
Primary Underlying Risk/Instrument Type		Fair Value			Fair Value
	Gross Notional	Assets	Liabilities	Gross Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Interest Rate Swaps	$2,664	$0	$(103)	$2,851	$0	$(209)
Foreign Currency Swaps	4,731,873	84,065	(215,779)	3,308,842	202,606	(27,523)
Total Derivatives Designated as Hedge Accounting Instruments	$4,734,537	$84,065	$(215,882)	$3,311,693	$202,606	$(27,732)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$191,366,960	$8,656,717	$(20,427,373)	$174,170,160	$9,029,399	$(20,888,553)
Interest Rate Futures	2,076,700	2,227	(1,587)	1,518,400	1,967	(1,443)
Interest Rate Options	27,025,000	133,690	(1,331,534)	29,135,000	279,414	(1,406,265)
Interest Rate Forwards	0	0	0	0	0	0
Interest Rate Total Return Swaps	843,143	215,517	(219,681)	223,721	1,472	(2,121)
Foreign Currency
Foreign Currency Forwards	2,388,287	1,918	(12,705)	1,146,861	30,078	(181)
Credit
Credit Default Swaps	874,950	9,667	0	911,850	9,606	0
Currency/Interest Rate
Foreign Currency Swaps	2,138,269	51,698	(55,778)	2,285,052	164,152	(9,277)
Equity
Equity Total Return Swaps	31,287,562	2,697,977	(2,473,729)	23,025,217	1,160,080	(1,182,913)
Equity Options	199,267,054	9,954,651	(8,727,823)	117,107,059	4,453,762	(3,717,637)
Equity Futures	836,190	2,208	(4,586)	1,802,205	15	(6,060)
Synthetic GICs	4,186,284	0	0	3,958,847	143	(31)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$462,290,399	$21,726,270	$(33,254,796)	$355,284,372	$15,130,088	$(27,214,481)
Total Derivatives(1)(2)	$467,024,936	$21,810,335	$(33,470,678)	$358,596,065	$15,332,694	$(27,242,213)
(1)Excludes embedded derivatives which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $17,801 million and $11,968 million as of December 31, 2025 and 2024, respectively, primarily included in "Policyholders' account balances".
(2)Recorded in “Other invested assets”, “Payables to parent and affiliates” and "Other liabilities" on the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables and deposit receivables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2025
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statements of Financial Position	Net Amounts Presented in the Consolidated Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$21,810,330	$(21,763,852)	$46,478	$0	$46,478
Total Assets	$21,810,330	$(21,763,852)	$46,478	$0	$46,478
Offsetting of Financial Liabilities:
Derivatives	$33,470,678	$(30,988,463)	$2,482,215	$(2,482,215)	$0
Total Liabilities	$33,470,678	$(30,988,463)	$2,482,215	$(2,482,215)	$0

	December 31, 2024
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statements of Financial Position	Net Amounts Presented in the Consolidated Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$15,332,538	$(15,308,195)	$24,343	$0	$24,343
Total Assets	$15,332,538	$(15,308,195)	$24,343	$0	$24,343
Offsetting of Financial Liabilities:
Derivatives	$27,242,182	$(23,619,586)	$3,622,596	$(3,622,596)	$0
Total Liabilities	$27,242,182	$(23,619,586)	$3,622,596	$(3,622,596)	$0
(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 16. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and interest rate swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, or equity derivatives in any of its cash flow hedge accounting relationships.
The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2025
	Realized Investment Gains (Losses)	Change in Value of Market Risk Benefits, Net of Related Hedging Gains (Losses)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$3	$0	$(63)	$0	$90
Currency/Interest Rate	3,904	0	56,229	(80,651)	(243,345)
Total cash flow hedges	3,907	0	56,166	(80,651)	(243,255)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	50,408	(791,731)	0	0	0
Currency	(149,674)	0	0	0	0
Currency/Interest Rate	(120,149)	0	0	(1,037)	0
Credit	14,684	0	0	0	0
Equity	3,505,905	(744,447)	0	0	0
Embedded Derivatives	(4,434,388)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(1,133,214)	(1,536,178)	0	(1,037)	0
Total	$(1,129,307)	$(1,536,178)	$56,166	$(81,688)	$(243,255)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2024
	Realized Investment Gains (Losses)	Change in Value of Market Risk Benefits, Net of Related Hedging Gains (Losses)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$3	$0	$(118)	$0	$46
Currency/Interest Rate	2,256	0	48,523	34,827	98,585
Total cash flow hedges	2,259	0	48,405	34,827	98,631
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	35,600	(2,094,268)	0	0	0
Currency	54,543	0	0	0	0
Currency/Interest Rate	77,166	0	0	523	0
Credit	16,856	0	0	0	0
Equity	3,207,538	(761,850)	0	0	0
Embedded Derivatives	(2,680,559)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	711,144	(2,856,118)	0	523	0
Total	$713,403	$(2,856,118)	$48,405	$35,350	$98,631

	Year Ended December 31, 2023
	Realized Investment Gains (Losses)	Change in Value of Market Risk Benefits, Net of Related Hedging Gains (Losses)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$2	$0	$(118)	$0	$72
Currency/Interest Rate	(636)	0	43,934	(26,206)	(126,765)
Total cash flow hedges	(634)	0	43,816	(26,206)	(126,693)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	25,329	(1,555,807)	0	0	0
Currency	(16,012)	0	0	0	0
Currency/Interest Rate	(102,238)	0	0	(257)	0
Credit	14,350	0	0	0	0
Equity	1,744,218	(821,996)	0	0	0
Embedded Derivatives	(2,798,232)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(1,132,585)	(2,377,803)	0	(257)	0
Total	$(1,133,219)	$(2,377,803)	$43,816	$(26,463)	$(126,693)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2022	$138,627
Amount recorded in AOCI
Interest Rate	(44)
Currency/Interest Rate	(109,673)
Total amount recorded in AOCI	(109,717)
Amount reclassified from AOCI to income
Interest Rate	116
Currency/Interest Rate	(17,092)
Total amount reclassified from AOCI to income	(16,976)
Balance, December 31, 2023	$11,934
Amount recorded in AOCI
Interest Rate	(69)
Currency/Interest Rate	184,191
Total amount recorded in AOCI	184,122
Amount reclassified from AOCI to income
Interest Rate	115
Currency/Interest Rate	(85,606)
Total amount reclassified from AOCI to income	(85,491)
Balance, December 31, 2024	$110,565
Amount recorded in AOCI
Interest Rate	30
Currency/Interest Rate	(263,863)
Total amount recorded in AOCI	(263,833)
Amount reclassified from AOCI to income
Interest Rate	60
Currency/Interest Rate	20,518
Total amount reclassified from AOCI to income	20,578
Balance, December 31, 2025	$(132,690)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2025 values, it is estimated that a pre-tax gain of $38 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2026.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Credit Derivatives
Credit derivatives, where the Company has written credit protection on certain index references, have outstanding notional amounts of $875 million and $912 million as of December 31, 2025 and 2024, respectively. These credit derivatives are reported at fair value as an asset of $10 million and $10 million as of December 31, 2025 and 2024, respectively. As of December 31, 2025 the notional amount of these credit derivatives had the following NAIC ratings: $845 million in NAIC 3 and $30 million in NAIC 6.
The Company has no exposure on purchased credit protection as of December 31, 2025 and 2024.
Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with regulated derivatives exchanges for exchange traded derivatives and its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreements, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
6. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities, and derivative contracts that trade on an active exchange market included in other invested assets and other liabilities.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted prices in active markets for similar assets and liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents (primarily commercial paper), short-term investments, certain OTC derivatives, separate account assets, receivables from parent and affiliates, other liabilities and embedded derivatives associated with certain reinsurance arrangements.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, contracts or contract features pertaining to living benefit features (market risk benefits) of the Company's variable annuity contracts, embedded derivatives associated with the index-linked features of certain universal life and annuity products, receivables from parent and affiliates, short-term investments, cash equivalents and other liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2025
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$1,117,320	$0	$	$1,117,320
Obligations of U.S. states and their political subdivisions	0	434,528	0		434,528
Foreign government securities	0	424,735	0		424,735
U.S. corporate public securities	0	19,067,987	0		19,067,987
U.S. corporate private securities	0	5,860,168	842,444		6,702,612
Foreign corporate public securities	0	5,312,470	8,746		5,321,216
Foreign corporate private securities	0	6,722,526	460,924		7,183,450
Asset-backed securities(2)	0	3,814,974	1,261,074		5,076,048
Commercial mortgage-backed securities	0	1,278,970	75,340		1,354,310
Residential mortgage-backed securities	0	933,162	8,803		941,965
Subtotal	0	44,966,840	2,657,331		47,624,171
Market risk benefit assets	0	0	2,655,866		2,655,866
Fixed maturities, trading	0	4,738,551	153,956		4,892,507
Equity securities	2,731,986	135,295	2,350		2,869,631
Short-term investments	0	271,028	164		271,192
Cash equivalents	50,286	2,464,769	0		2,515,055
Other invested assets(3)	285,479	21,524,856	0	(21,763,852)	46,483
Reinsurance recoverables and deposit receivables	0	0	804,855		804,855
Receivables from parent and affiliates	0	291,583	358,188		649,771
Subtotal excluding separate account assets	3,067,751	74,392,922	6,632,710	(21,763,852)	62,329,531
Separate account assets(4)(5)	567,387	110,105,979	21,982		110,695,348
Total assets	$3,635,138	$184,498,901	$6,654,692	$(21,763,852)	$173,024,879
Market risk benefit liabilities	$0	$0	$4,482,417	$	$4,482,417
Policyholders' account balances	0	0	18,606,282		18,606,282
Reinsurance and funds withheld payables	0	265	0		265
Payables to parent and affiliates	0	33,211,800	0	(30,731,963)	2,479,837
Other liabilities	258,878	0	0	(256,500)	2,378
Total liabilities	$258,878	$33,212,065	$23,088,699	$(30,988,463)	$25,571,179

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2024
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$1,099,241	$0	$	$1,099,241
Obligations of U.S. states and their political subdivisions	0	541,066	0		541,066
Foreign government securities	0	309,686	648		310,334
U.S. corporate public securities	0	13,238,428	0		13,238,428
U.S. corporate private securities	0	4,996,400	757,697		5,754,097
Foreign corporate public securities	0	3,692,124	6,727		3,698,851
Foreign corporate private securities	0	4,906,450	435,183		5,341,633
Asset-backed securities(2)	0	3,126,089	624,574		3,750,663
Commercial mortgage-backed securities	0	820,457	75,318		895,775
Residential mortgage-backed securities	0	356,072	0		356,072
Subtotal	0	33,086,013	1,900,147		34,986,160
Market risk benefit assets	0	0	2,637,363		2,637,363
Fixed maturities, trading	0	3,778,760	66,285		3,845,045
Equity securities	2,587,791	15,514	20,515		2,623,820
Short-term investments	0	390,745	105,540		496,285
Cash equivalents	0	2,851,250	33		2,851,283
Other invested assets(3)	2,302	15,330,249	143	(15,308,195)	24,499
Reinsurance recoverables and deposit receivables	0	0	645,193		645,193
Receivables from parent and affiliates	0	169,072	351,390		520,462
Subtotal excluding separate account assets	2,590,093	55,621,603	5,726,609	(15,308,195)	48,630,110
Separate account assets(4)(5)	273,288	111,415,717	10,547		111,699,552
Total assets	$2,863,381	$167,037,320	$5,737,156	$(15,308,195)	$160,329,662
Market risk benefit liabilities	$0	$0	$4,281,244	$	$4,281,244
Policyholders' account balances	0	0	12,624,585		12,624,585
Payables to parent and affiliates	0	27,232,920	0	(23,617,643)	3,615,277
Other liabilities	7,988	1,274	31	(1,943)	7,350
Total liabilities	$7,988	$27,234,194	$16,905,860	$(23,619,586)	$20,528,456
(1)"Netting" amounts represent cash collateral of $(9,225) million and $(8,311) million as of December 31, 2025 and 2024, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting agreements.
(2)Includes credit-tranched securities collateralized by loan obligations, home equity loans, auto loans and education loans.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2025 and 2024, the fair value of such investments was $87 million and $44 million, respectively.
(4)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
(5)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate-owned life insurance fund. At December 31, 2025 and 2024, the fair value of such investments was $7,914 million and $6,444 million, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2025 and 2024, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Derivative Instruments – Derivatives are recorded at fair value either as assets within "Other invested assets", or as liabilities within "Payables to parent and affiliates" or "Other liabilities", except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market inputs from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including SOFR, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Reinsurance Recoverables and Deposit Receivables – Reinsurance recoverables and deposit receivables primarily include (1) an embedded derivative associated with net receivables from modified coinsurance arrangements where the Company is the cedant; and (2) an embedded derivatives on deposit receivables where the Company has ceded fixed indexed annuities. The methods and assumptions used to estimate the fair value are consistent with those described below in "Policyholders' account balances".
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities" and "Equity Securities".
Market Risk Benefits – Market risk benefit liabilities (or assets) represent contracts or contract features that provide protection to the contractholder and expose the insurance entity to other than nominal capital market risk, primarily related to deferred annuities with guaranteed minimum benefits in the annuities products including GMDB, GMIB, GMAB, GMWB and GMIWB. The benefits are bundled together and accounted for as single compound market risk benefits using a fair value measurement framework.
The fair value of these market risk benefits is calculated as the present value of expected future benefit payments to contractholders less the present value of expected future rider fees attributable to the market risk benefits. The fair value of these benefit features is based on assumptions a market participant would use in valuing market risk benefits. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.

The significant inputs to the valuation models for these market risk benefits include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the valuations, the assets and liabilities included in market risk benefits have been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the SOFR swap curve adjusted for an additional spread relative to SOFR to reflect the Company’s market-perceived NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with the Company issued funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon Company emerging experience and industry studies, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances – The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life and annuity products that provide policyholders with index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option cost for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities requires the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity market volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging Company experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Reinsurance and Funds Withheld Payables – Reinsurance and funds withheld payables primarily includes an embedded derivative associated with certain funds withheld reinsurance arrangements that are described in Note 12. The fair value is determined based on the valuation of the underlying funds withheld assets identified to support the payable due to the applicable reinsurance counterparties.
Other Liabilities – Other liabilities include certain derivative instruments. The fair values of derivative instruments are determined consistent with those described above under "Derivative Instruments".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information regarding significant internally-priced Level 3 assets and liabilities.

	December 31, 2025
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)(2)
	(in thousands)
Assets:
Corporate securities(3)	$1,187,393	Discounted cash flow	Discount rate	1.85%	25.50%	9.62%	Decrease
		Market comparables	EBITDA multiple(4)	7.00 X	7.00 X	7.00 X	Increase
		Liquidation	Liquidation value	12.01%	30.83%	28.88%	Increase
Asset-backed securities	$403,303	Discounted cash flow	Discount rate	2.10%	10.05%	5.42%	Decrease
Commercial mortgage-backed securities	$75,340	Discounted cash flow	Liquidity premium	0.90%	0.90%	0.90%	Decrease
Market risk benefit assets(5)	$2,655,866	Discounted cash flow	Lapse rate(6)	1%	20%		Increase
			Spread over SOFR(7)	0.38%	1.61%		Increase
			Utilization rate(8)	37%	94%		Decrease
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	16%		Increase
			Equity volatility curve	15%	25%		Decrease
Reinsurance recoverables and deposit receivables(11)	$804,855	Discounted cash flow	Lapse rate(6)	0%	80%		Decrease
			Spread over SOFR(7)	0.38%	1.61%		Decrease
			Option budget(13)	(2)%	9%		Increase
Receivables from parent and affiliates	$354,207	Liquidation	Liquidation value	100%	100%	100%	Increase
Liabilities:
Market risk benefit liabilities(5)	$4,482,417	Discounted cash flow	Lapse rate(6)	1%	20%		Decrease
			Spread over SOFR(7)	0.38%	1.61%		Decrease
			Utilization rate(8)	37%	94%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	16%		Decrease
			Equity volatility curve	15%	25%		Increase
Policyholders' account balances(12)	$18,606,282	Discounted cash flow	Lapse rate(6)	0%	80%		Decrease
			Spread over SOFR(7)	0.38%	1.61%		Decrease
			Mortality rate(10)	0%	23%		Decrease
			Option budget(13)	(2)%	9%		Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2024
	Fair Value	Valuation Techniques	Unobservable Inputs		Minimum		Maximum		Weighted Average	Impact of Increase in Input on Fair Value(1)(2)
	(in thousands)
Assets:
Corporate securities(3)	$1,130,627	Discounted cash flow	Discount rate		2.15%		20.00%		11.15%	Decrease
		Market comparables	EBITDA multiple(4)	5.0	X	5.0	X	5.0	X	Increase
		Liquidation	Liquidation value		75.00%		75.00%		75.00%	Increase
Asset-backed securities	$90,370	Discounted cash flow	Discount rate		2.30%		10.70%		6.18%	Decrease
Commercial mortgage-backed securities	$75,318	Discounted cash flow	Liquidity premium		1.00%		1.00%		1.00%	Decrease
Market risk benefit assets(5)	$2,637,363	Discounted cash flow	Lapse rate(6)		1%		20%			Increase
			Spread over SOFR(7)		0.29%		1.79%			Increase
			Utilization rate(8)		37%		94%			Decrease
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)		0%		16%			Increase
			Equity volatility curve		16%		25%			Decrease
Reinsurance recoverables and deposit receivables(11)	$645,193	Discounted cash flow	Lapse rate(6)		0%		80%			Decrease
			Spread over SOFR(7)		0.29%		1.71%			Decrease
			Option budget(13)		(1)%		7%			Increase
Receivables from parent and affiliates	$328,001	Liquidation	Liquidation value		100%		100%		100%	Increase
Liabilities:
Market risk benefit liabilities(5)	$4,281,244	Discounted cash flow	Lapse rate(6)		1%		20%			Decrease
			Spread over SOFR(7)		0.29%		1.79%			Decrease
			Utilization rate(8)		37%		94%			Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)		0%		16%			Decrease
			Equity volatility curve		16%		25%			Increase
Policyholders' account balances(12)	$12,624,585	Discounted cash flow	Lapse rate(6)		0%		80%			Decrease
			Spread over SOFR(7)		0.29%		1.73%			Decrease
			Mortality rate(10)		0%		23%			Decrease
			Option budget(13)		(1)%		7%			Increase
(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Directional impacts for MRB assets and liabilities are associated with the directional impacts of direct and assumed MRBs.
(3)Includes assets classified as fixed maturities, available-for-sale and fixed maturities, trading.
(4)Represents multiple of earnings before interest, taxes, depreciation and amortization ("EBITDA"), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.
(5)Market risk benefits primarily represent fair value for all living benefit guarantees including accumulation, withdrawal and income benefits. Since the valuation methodology for these assets and liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
(6)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these balances.
(7)The spread over the SOFR swap curve represents the premium added to the proxy for the risk-free rate (SOFR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees as of December 31, 2025 and 2024, respectively. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements are insurance liabilities and are therefore senior to debt. Effective April 2023, the Company entered into an agreement with The Ohio National Life Insurance Company, now known as AuguStar Life Insurance Company ("AuguStar"), an affiliate of Constellation Insurance Holdings, Inc., to reinsure approximately $10 billion of account values of PDI traditional variable annuity contracts with guaranteed living benefits. See Note 12 for additional information regarding this transaction. As a result of this transaction, a ceded MRB asset balance was established to fair value the reinsurance reimbursements to the Company. The establishment of the fair value also required an estimate of NPR for AuguStar, which may differ from the Company's; however, the NPR spreads for AuguStar were developed using a methodology similar to that of the Company.
(8)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.
(9)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of both December 31, 2025 and 2024, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.
(10)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 50 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
(11)Includes deposit assets related to reinsurance agreements using deposit method of accounting and modified coinsurance agreements, which include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products.
(12)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life and annuity products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(13)Option budget estimates the expected long-term cost of options used to hedge exposures associated with equity price and interest rate changes. The level of option budget determines future costs of the options, which impacts the growth in account value and the valuation of embedded derivatives.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors. During weaker economic cycles, as the expectations of default increase, credit spreads widen, which results in a decrease in fair value.
Commercial Mortgage-backed Securities – Interrelationships may exist between the prepayment rate, the default rate and/or loss severity, depending on specific market conditions. In stronger economic cycles, prepayment rates are generally driven by underlying property appreciation and subsequent cash-out refinances, while default rates and loss severity may be lower. During weaker economic cycles, prepayment rates may decline, while default rates and loss severity increase. Generally, a change in the assumption used for the probability of default would be accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for prepayment rates. The impact of these factors on average life and economics varies with the deal structure and tranche subordination.
Market Risk Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods (excluding MRBs disclosed in Note 11). When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2025(6)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(1)	Transfers into Level 3(7)	Transfers out of Level 3(7)	Fair Value, end of period	Unrealized gains (losses) for assets and liabilities still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government	$648	$(8)	$0	$0	$0	$(640)	$0	$0	$0	$0	$0
Corporate securities(3)	1,199,607	(18,352)	1,298,618	(929,011)	0	(275,269)	(3,819)	54,950	(14,610)	1,312,114	(26,070)
Structured securities(4)	699,892	6,535	879,448	(38,219)	0	(229,224)	(30,444)	292,257	(235,028)	1,345,217	4,813
Other assets:
Fixed maturities, trading	66,285	22,926	565,106	0	0	(46,805)	26,461	2,166	(482,183)	153,956	26,447
Equity securities	20,515	(140)	2,249	0	0	0	0	0	(20,274)	2,350	(140)
Other invested assets	143	(143)	0	0	0	0	0	0	0	0	(143)
Short-term investments	105,540	(201)	4,018	(104,545)	0	(25,279)	(1,741)	22,372	0	164	(226)
Cash equivalents	33	(46)	2,660	(35)	0	(2,305)	(307)	0	0	0	(80)
Reinsurance recoverables and deposit receivables(5)	645,193	(19,866)	179,528	0	0	0	0	0	0	804,855	(337,374)
Separate account assets	10,547	520	12,710	(789)	0	(1,006)	0	0	0	21,982	533
Receivables from parent and affiliates	351,390	(8,467)	159,069	(16,034)	0	(135,122)	30,792	0	(23,440)	358,188	(588)
Liabilities:
Policyholders' account balances(5)	(12,624,585)	(4,407,178)	0	0	(1,574,519)	0	0	0	0	(18,606,282)	675,999
Other liabilities	(31)	31	0	0	0	0	0	0	0	0	31
Notes issued by consolidated variable interest entities	0	0	0	0	(17,538)	17,538	0	0	0	0	0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2025
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets and liabilities still held(2)
	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(51,531)	$0	$0	$38,751	$955	$(57,441)	$0	$0	$36,184
Other assets:
Fixed maturities, trading	0	23,182	0	0	(256)	0	26,447	0	0
Equity securities	0	(140)	0	0	0	0	(140)	0	0
Other invested assets	(143)	0	0	0	0	(143)	0	0	0
Short-term investments	184	0	0	(385)	0	125	0	0	(351)
Cash equivalents	(46)	0	0	0	0	(80)	0	0	0
Reinsurance recoverables and deposit receivables	(19,866)	0	0	0	0	(337,374)	0	0	0
Separate account assets	0	0	520	0	0	0	0	533	0
Receivables from parent and affiliates	(7,689)	0	0	(778)	0	0	0	0	(588)
Liabilities:
Policyholders' account balances	(4,407,178)	0	0	0	0	675,999	0	0	0
Other liabilities	31	0	0	0	0	31	0	0	0
Notes issued by consolidated variable interest entities	0	0	0	0	0	0	0	0	0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2024(6)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(1)	Transfers into Level 3(7)	Transfers out of Level 3(7)	Fair Value, end of period	Unrealized gains (losses) for assets and liabilities still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government	$682	$(34)	$0	$0	$0	$0	$0	$0	$0	$648	$(44)
Corporate securities(3)	1,014,343	(69,658)	1,172,201	(702,073)	0	(183,577)	(64,672)	33,043	0	1,199,607	(61,011)
Structured securities(4)	177,237	(5,386)	771,208	(40,508)	0	(96,067)	65,480	34,578	(206,650)	699,892	(3,394)
Other assets:
Fixed maturities, trading	34,048	(9,654)	261,968	(52)	0	(2,261)	0	18,842	(236,606)	66,285	(9,705)
Equity securities	28,709	(2,135)	273	(6,120)	0	(6,332)	6,120	0	0	20,515	(230)
Other invested assets	1	142	0	0	0	0	0	0	0	143	142
Short-term investments	1,759	1,539	117,046	(13,113)	0	(1,488)	(203)	0	0	105,540	321
Cash equivalents	0	(41)	744	0	0	(65)	(605)	0	0	33	(41)
Reinsurance recoverables and deposit receivables(5)	192,642	26,029	333,291	0	0	0	93,231	0	0	645,193	(122,807)
Separate account assets	5,985	457	5,823	(2,050)	0	(126)	0	458	0	10,547	457
Receivables from parent and affiliates	0	90	418,916	(51,199)	0	0	0	0	(16,417)	351,390	90
Liabilities:
Policyholders' account balances(5)	(7,697,627)	(2,687,101)	0	0	(2,286,786)	0	46,929	0	0	(12,624,585)	1,254,144
Other liabilities	0	(31)	0	0	0	0	0	0	0	(31)	(31)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2024
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets and liabilities still held(2)
	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(54,924)	$0	$0	$(19,313)	$(841)	$(40,765)	$0	$0	$(23,684)
Other assets:
Fixed maturities, trading	0	(9,661)	0	0	7	0	(9,705)	0	0
Equity securities	0	(2,135)	0	0	0	0	(230)	0	0
Other invested assets	142	0	0	0	0	142	0	0	0
Short-term investments	1,142	0	0	385	12	(64)	0	0	385
Cash equivalents	(41)	0	0	0	0	(41)	0	0	0
Reinsurance recoverables and deposit receivables	26,029	0	0	0	0	(122,807)	0	0	0
Separate account assets	0	0	457	0	0	0	0	457	0
Receivables from parent and affiliates	0	0	0	90	0	0	0	0	90
Liabilities:
Policyholders' account balances	(2,687,101)	0	0	0	0	1,254,144	0	0	0
Other liabilities	(31)	0	0	0	0	(31)	0	0	0

	Year Ended December 31, 2023
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets and liabilities still held(2)
	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(2,081)	$0	$0	$(2,808)	$490	$(2,904)	$0	$0	$(2,420)
Other assets:
Fixed maturities, trading	0	1,080	0	0	3	0	1,225	0	0
Equity securities	0	(928)	0	0	0	0	(928)	0	0
Other invested assets	1	0	0	0	0	1	0	0	0
Short-term investments	1,857	0	0	(73)	789	0	0	0	0
Reinsurance recoverables and deposit receivables	(104,596)	0	0	0	0	(119,067)	0	0	0
Separate account assets	0	0	408	0	0	0	0	406	0
Liabilities:
Policyholders' account balances	(2,649,136)	0	0	0	0	(368,507)	0	0	0
(1)"Other" includes additional activity not allocated to the specific categories within the rollforward of Level 3 Assets and Liabilities.
(2)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)Includes U.S. corporate private, foreign corporate public, foreign corporate private, and foreign government bonds.
(4)Includes asset-backed, commercial mortgage-backed, and residential mortgage-backed securities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
(5)Purchases/issuances and settlements for Policyholders' account balances and Reinsurance recoverables and deposit receivables are presented net in the rollforward.
(6)Excludes MRB assets of $2,656 million and $2,637 million and MRB liabilities of $4,482 million and $4,281 million as of December 31, 2025 and 2024, respectively. See Note 11 for additional information.
(7)Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfers occur for any such positions still held at the end of the quarter.
Fair Value of Financial Instruments
The tables below present the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2025
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$10,113,511	$10,113,511	$10,082,667
Policy loans	0	0	1,666,965	1,666,965	1,666,965
Short-term investments	49,602	0	0	49,602	49,602
Cash and cash equivalents	361,333	0	0	361,333	361,333
Accrued investment income	0	618,033	0	618,033	618,033
Reinsurance recoverables and deposit receivables	0	0	4,588,399	4,588,399	4,589,685
Receivables from parent and affiliates	0	313,681	0	313,681	313,681
Other assets	0	267,560	0	267,560	267,560
Total assets	$410,935	$1,199,274	$16,368,875	$17,979,084	$17,949,526
Liabilities:
Policyholders’ account balances - investment contracts	$0	$762,066	$14,868,285	$15,630,351	$15,644,802
Cash collateral for loaned securities	0	22,622	0	22,622	22,622
Reinsurance and funds withheld payables	0	2,886,507	0	2,886,507	2,886,507
Payables to parent and affiliates	0	17,380	0	17,380	17,380
Other liabilities	0	657,530	30,794	688,324	688,324
Total liabilities	$0	$4,346,105	$14,899,079	$19,245,184	$19,259,635

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2024
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$7,534,909	$7,534,909	$7,759,323
Policy loans	0	0	1,541,480	1,541,480	1,541,480
Short-term investments	21,101	0	0	21,101	21,101
Cash and cash equivalents	474,415	0	0	474,415	474,415
Accrued investment income	0	466,394	0	466,394	466,394
Reinsurance recoverables and deposit receivables	0	0	2,355,489	2,355,489	2,357,292
Receivables from parent and affiliates	0	157,566	0	157,566	157,566
Other assets	0	203,493	0	203,493	203,493
Total assets	$495,516	$827,453	$11,431,878	$12,754,847	$12,981,064
Liabilities:
Policyholders’ account balances - investment contracts	$0	$815,520	$9,995,841	$10,811,361	$10,826,931
Cash collateral for loaned securities	0	121,372	0	121,372	121,372
Reinsurance and funds withheld payables	0	2,602,140	0	2,602,140	2,602,140
Payables to parent and affiliates	0	38,571	0	38,571	38,571
Other liabilities	0	849,278	31,606	880,884	880,884
Total liabilities	$0	$4,426,881	$10,027,447	$14,454,328	$14,469,898
(1)Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or are out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the relative strength of the underlying collateral, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments, which are not securities, recorded at amortized cost, cash and cash equivalent instruments; accrued investment income; receivables from parent and affiliates; and other assets that meet the definition of financial instruments, including receivables such as unsettled trades and accounts receivable.
Reinsurance Recoverables and Deposit Receivables
Reinsurance recoverables and deposit receivables include receivables from modified coinsurance arrangements and other reinsurance arrangements between the Company, its affiliates, and third-parties. See Note 12 for additional information about the Company's reinsurance arrangements. Deposit receivables primarily consist of deposit assets related to the reinsurance agreements. Deposits made are included in "Reinsurance recoverables and deposit receivables". The deposit assets are adjusted as amounts are paid, consistent with the underlying contracts.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Reinsurance and Funds Withheld Payables
Reinsurance and funds withheld payables include amounts payable to the reinsurer under coinsurance with funds withheld arrangements where the Company is the cedant. Deposits received are included in "Reinsurance and funds withheld payables". The deposit liabilities are adjusted as amounts are received, consistent with the underlying contracts.
Payables to Parent and Affiliates
Payables to parent and affiliates is primarily related to accrued expense payables. Due to the short-term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
Other Liabilities
Other liabilities are primarily payables, such as unsettled trades, drafts, and escrow deposits. Due to the short-term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
7. DEFERRED POLICY ACQUISITION COSTS, DEFERRED REINSURANCE AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

The following table shows a rollforward for the lines of business that contain DAC balances, along with a reconciliation to the Company's total DAC balance:

	Fixed Annuities	Variable Annuities	Term Life	Variable / Universal Life	Total
	(in thousands)
Balance, December 31, 2022	$102,251	$3,759,819	$648,837	$2,445,290	$6,956,197
Capitalization	117,851	263,869	159,000	580,715	1,121,435
Amortization expense	(22,165)	(331,368)	(63,949)	(122,028)	(539,510)
Other(1)	0	(393,385)	0	(1)	(393,386)
Balance, December 31, 2023	197,937	3,298,935	743,888	2,903,976	7,144,736
Capitalization	216,410	430,520	183,463	703,465	1,533,858
Amortization expense	(42,705)	(356,254)	(63,447)	(140,951)	(603,357)
Other(2)(3)	0	0	(249,836)	(18,341)	(268,177)
Balance, December 31, 2024	371,642	3,373,201	614,068	3,448,149	7,807,060
Capitalization	185,807	387,360	184,695	735,656	1,493,518
Amortization expense	(59,503)	(403,516)	(48,252)	(152,256)	(663,527)
Other	(1,235)	16,937	(637)	3,067	18,132
Balance, December 31, 2025	$496,711	$3,373,982	$749,874	$4,034,616	$8,655,183
(1)    Includes the impact of the reinsurance agreement with AuguStar. See Note 12 for additional information.
(2)    Includes the impacts of the Universal Life reinsurance transaction with PAR U and PURE. See Note 12 for additional information.
(3)    Includes the impacts of the Term Life reinsurance transaction with PARCC. See Note 12 for additional information.

Deferred Reinsurance Losses

The following table shows a rollforward for the lines of business that contain DRL balances, along with a reconciliation to the Company's total DRL balance:

	Variable Annuities	Term Life	Variable / Universal Life	Total
	(in thousands)
Balance, December 31, 2022	$223,515	$69,378	$0	$292,893
Amortization	(29,403)	(8,374)	0	(37,777)
Other	(1)	0	0	(1)
Balance, December 31, 2023	194,111	61,004	0	255,115
Amortization	(29,876)	(15,345)	(9,528)	(54,749)
Other(1)(2)	3	351,025	979,000	1,330,028
Balance, December 31, 2024	164,238	396,684	969,472	1,530,394
Amortization	(29,685)	(36,797)	(37,800)	(104,282)
Other	4	0	0	4
Balance, December 31, 2025	$134,557	$359,887	$931,672	$1,426,116
(1)    Includes $979 million DRL related to the reinsurance transaction with Wilton Re. See Note 12 for additional information.
(2)    Includes $351 million DRL related to the reinsurance transaction with PARCC. See Note 12 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Deferred Reinsurance Gains

The following table shows a rollforward for the lines of business that contain DRG balances, along with a reconciliation to the Company's total DRG balance:

	Fixed Annuities	Variable Annuities	Variable / Universal Life	International	Total
	(in thousands)
Balance, December 31, 2022	$57,898	$0	$1,434,958	$0	$1,492,856
Amortization	(9,790)	(15,612)	(71,462)	0	(96,864)
Other(1)	(34)	277,333	0	0	277,299
Balance, December 31, 2023	48,074	261,721	1,363,496	0	1,673,291
Amortization	(10,516)	(20,061)	(121,190)	0	(151,767)
Other(2)(3)	(10)	(32)	1,797,303	0	1,797,261
Balance, December 31, 2024	37,548	241,628	3,039,609	0	3,318,785
Amortization	(9,303)	(19,298)	(120,590)	(726)	(149,917)
Other(4)	159	76	(1,396,768)	13,208	(1,383,325)
Balance, December 31, 2025	$28,404	$222,406	$1,522,251	$12,482	$1,785,543
(1)    Includes the impact of the reinsurance agreement with AuguStar. See Note 12 for additional information.
(2)    Includes the impact of the Universal Life reinsurance transaction with PAR U, PURE and Prudential Insurance effective January 1, 2024, including $1,207 million of DRG, partially offset by a $116 million write-off of the DRG that was recognized with the previous reinsurance agreement. See Note 12 for additional information.
(3)    Includes the impact of the Universal Life reinsurance transaction with PAR U and Prudential Insurance effective October 2024, including $798 million DRG, partially offset by a $94 million write-off of the DRG that was recognized with the previous reinsurance agreement. See Note 12 for additional information.
(4) Includes the impact of recognizing the previously existing DRG, attributable to the recapture of certain YRT transactions from Prudential Insurance effective October 1, 2025. See Note 12 for additional information.

Deferred Sales Inducements

The following table shows a rollforward of DSI balances for variable annuity products, which is the only line of business that contains a DSI balance, along with a reconciliation to the Company's total DSI balance:

Variable Annuities
(in thousands)
Balance, December 31, 2022	$381,504
Capitalization	1,514
Amortization expense	(31,625)
Other	31
Balance, December 31, 2023	351,424
Capitalization	1,243
Amortization expense	(30,316)
Balance, December 31, 2024	322,351
Capitalization	4,047
Amortization expense	(29,370)
Other	385
Balance, December 31, 2025	$297,413

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
8. SEPARATE ACCOUNTS
The Company issues variable annuity and variable life insurance contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. Most variable annuity and variable life insurance contracts are offered with both separate and general account options. See Note 10 for additional information.
The assets supporting the variable portion of variable annuity and variable life insurance contracts are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities”. The liabilities related to the net amount at risk are reflected within "Future policy benefits" or "Market risk benefit liabilities" (or "assets", if applicable). Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Change in value of market risk benefits, net of related hedging gains (losses)”.

Separate Account Assets

The aggregate fair value of assets, by major investment asset category, supporting separate accounts is as follows:

	December 31, 2025	December 31, 2024
	(in thousands)
Asset Type:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$16,501	$15,548
Obligations of U.S. states and their political subdivisions authorities	146	115
U.S. corporate securities	57,197	24,458
Foreign corporate securities	5,399	3,158
Asset-backed securities	0	1,099
Mortgage-backed securities	156	82
Mutual funds:
Equity	74,323,288	73,226,610
Fixed Income	30,602,384	33,828,097
Other	5,363,232	4,431,975
Equity securities	285,502	126,792
Other invested assets	7,916,554	6,444,077
Short-term investments	2,690	2,559
Cash and cash equivalents	36,169	38,686
Total	$118,609,218	$118,143,256

For the periods ended December 31, 2025, 2024, and 2023, there were no transfers of assets, other than cash, from the general account to a separate account; therefore, no gains or losses were recorded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Separate Account Liabilities
The balances of and changes in separate account liabilities as of and for the periods indicated are as follows:

	Year Ended December 31, 2025
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$85,183,055	$32,960,201	$118,143,256
Deposits	554,841	4,087,138	4,641,979
Investment performance	9,669,502	4,751,811	14,421,313
Policy charges	(1,974,025)	(1,009,626)	(2,983,651)
Surrenders and withdrawals	(14,062,933)	(699,640)	(14,762,573)
Benefit payments	(81,959)	(357,630)	(439,589)
Net transfers (to) from general account	9,237	(551,221)	(541,984)
Other	5,986	124,481	130,467
Balance, end of period	$79,303,704	$39,305,514	$118,609,218

Cash surrender value(1)	$78,673,352	$37,814,966	$116,488,318

	Year Ended December 31, 2024
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$92,383,121	$26,805,364	$119,188,485
Deposits	601,236	3,513,738	4,114,974
Investment performance	8,395,586	4,657,022	13,052,608
Policy charges	(2,210,261)	(923,275)	(3,133,536)
Surrenders and withdrawals	(13,827,431)	(450,573)	(14,278,004)
Benefit payments	(66,029)	(285,680)	(351,709)
Net transfers (to) from general account	(100,193)	(380,869)	(481,062)
Other	7,026	24,474	31,500
Balance, end of period	$85,183,055	$32,960,201	$118,143,256

Cash surrender value(1)	$84,325,382	$29,592,881	$113,918,263

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2023
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$91,785,447	$22,265,799	$114,051,246
Deposits	440,707	2,745,751	3,186,458
Investment performance	12,219,777	4,310,729	16,530,506
Policy charges	(2,296,859)	(829,539)	(3,126,398)
Surrenders and withdrawals	(9,687,372)	(347,955)	(10,035,327)
Benefit payments	(73,791)	(226,242)	(300,033)
Net transfers (to) from general account(2)	(15,121)	(1,175,575)	(1,190,696)
Other	10,333	62,396	72,729
Balance, end of period	$92,383,121	$26,805,364	$119,188,485

Cash surrender value(1)	$91,201,190	$23,700,726	$114,901,916
(1) Represents the amount of the contractholder's account balances distributable at the balance sheet date less certain surrender charges.
(2) Variable life includes $900 million of funding for a policy loan to an affiliated irrevocable trust. See Note 16 for additional information.
9. LIABILITY FOR FUTURE POLICY BENEFITS
Liability for future policy benefits primarily consists of the following sub-components, which are discussed in greater detail below.

•Benefit reserves;
•Deferred profit liability; and
•Additional insurance reserves

In 2025, the Company recognized a favorable impact to net income attributable to its annual reviews and update of assumptions and other refinements for liability for future policy benefits. The impact was favorable for direct and assumed benefit reserves and DPL, net of the impact of flooring these liabilities at zero for each issue year cohort, primarily due to updates to mortality assumptions in individual life insurance. Additionally, there was a favorable impact for direct and assumed AIR, primarily due to offsetting impacts from updated policyholder behavior assumptions and mortality assumptions on universal life policies.

In 2024, the Company recognized an impact to net income attributable to our annual reviews and update of assumptions and other refinements for liability for future policy benefits. Overall impact is immaterial for direct and assumed benefit reserves and DPL, net of the impact of flooring these liabilities at zero for each issue year cohort. Additionally, for direct and assumed AIR, the Company recognized an unfavorable impact primarily due to updates to policyholder behavior assumptions on universal life policies with secondary guarantees.

In 2023, the Company recognized an impact to net income attributable to the annual reviews and update of assumptions and other refinements for liability for future policy benefits. Overall impact is immaterial for direct and assumed benefit reserves and DPL, net of the impact of flooring these liabilities at zero for each issue year cohort. Additionally, for direct and assumed AIR, the Company recognized an unfavorable impact primarily due to unfavorable model refinements, partially offset by updates to economic assumptions, including expected future rates of returns on universal life policies with secondary guarantees.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Benefit Reserves

The balances of and changes in benefit reserves as of and for the periods indicated consist of the three tables presented below: present value of expected net premiums rollforward, present value of expected future policy benefits rollforward, and net liability for future policy benefits.

	Year Ended December 31, 2025
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$10,414,703	$0	$10,414,703
Effect of cumulative changes in discount rate assumptions, beginning of period	567,443	0	567,443
Balance at original discount rate, beginning of period	10,982,146	0	10,982,146
Effect of assumption update	(207,935)	0	(207,935)
Effect of actual variances from expected experience and other activity	(165,564)	110	(165,454)
Adjusted balance, beginning of period	10,608,647	110	10,608,757
Issuances	785,281	48,472	833,753
Net premiums / considerations collected	(1,301,943)	(48,582)	(1,350,525)
Interest accrual	511,138	0	511,138
Other adjustments(1)	(226,656)	0	(226,656)
Balance at original discount rate, end of period	10,376,467	0	10,376,467
Effect of cumulative changes in discount rate assumptions, end of period	(292,273)	0	(292,273)
Balance, end of period	$10,084,194	$0	$10,084,194

	Year Ended December 31, 2025
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$17,689,399	$238,086	$17,927,485
Effect of cumulative changes in discount rate assumptions, beginning of period	1,091,673	19,442	1,111,115
Balance at original discount rate, beginning of period	18,781,072	257,528	19,038,600
Effect of assumption update	(332,969)	22	(332,947)
Effect of actual variances from expected experience and other activity	(224,159)	4,279	(219,880)
Adjusted balance, beginning of period	18,223,944	261,829	18,485,773
Issuances	785,281	48,472	833,753
Interest accrual	902,570	10,656	913,226
Benefit payments	(1,365,376)	(36,560)	(1,401,936)
Other adjustments(1)	60,282	(186)	60,096
Balance at original discount rate, end of period	18,606,701	284,211	18,890,912
Effect of cumulative changes in discount rate assumptions, end of period	(574,785)	(6,586)	(581,371)
Balance, end of period	$18,031,916	$277,625	$18,309,541
Other, end of period			1,447
Total balance, end of period			$18,310,988
(1)     Includes the impact of recognizing the recapture of certain YRT transactions from Prudential Insurance effective October 1, 2025. See Note 12 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2025
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$7,947,722	$277,625	$8,225,347
Flooring impact, end of period	566	0	566
Balance, end of period, post-flooring	7,948,288	277,625	8,225,913
Less: Reinsurance recoverables	7,170,499	22,913	7,193,412
Balance after reinsurance recoverables, end of period, post-flooring	$777,789	$254,712	$1,032,501

	Year Ended December 31, 2024
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$10,927,833	$0	$10,927,833
Effect of cumulative changes in discount rate assumptions, beginning of period	225,711	0	225,711
Balance at original discount rate, beginning of period	11,153,544	0	11,153,544
Effect of assumption update	21,466	0	21,466
Effect of actual variances from expected experience and other activity	(219,878)	58	(219,820)
Adjusted balance, beginning of period	10,955,132	58	10,955,190
Issuances	827,606	35,717	863,323
Net premiums / considerations collected	(1,319,501)	(35,775)	(1,355,276)
Interest accrual	511,817	0	511,817
Other adjustments	7,092	0	7,092
Balance at original discount rate, end of period	10,982,146	0	10,982,146
Effect of cumulative changes in discount rate assumptions, end of period	(567,443)	0	(567,443)
Balance, end of period	$10,414,703	$0	$10,414,703

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2024
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$18,426,207	$228,788	$18,654,995
Effect of cumulative changes in discount rate assumptions, beginning of period	331,571	19,521	351,092
Balance at original discount rate, beginning of period	18,757,778	248,309	19,006,087
Effect of assumption update	21,480	(3,643)	17,837
Effect of actual variances from expected experience and other activity	(259,137)	502	(258,635)
Adjusted balance, beginning of period	18,520,121	245,168	18,765,289
Issuances	827,606	35,717	863,323
Interest accrual	893,983	9,119	903,102
Benefit payments	(1,471,863)	(32,225)	(1,504,088)
Other adjustments	11,225	(251)	10,974
Balance at original discount rate, end of period	18,781,072	257,528	19,038,600
Effect of cumulative changes in discount rate assumptions, end of period	(1,091,673)	(19,442)	(1,111,115)
Balance, end of period	$17,689,399	$238,086	$17,927,485
Other, end of period			1,474
Total balance, end of period			$17,928,959

	Year Ended December 31, 2024
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$7,274,696	$238,086	$7,512,782
Flooring impact, end of period	44	0	44
Balance, end of period, post-flooring	7,274,740	238,086	7,512,826
Less: Reinsurance recoverables	6,753,842	20,516	6,774,358
Balance after reinsurance recoverables, end of period, post-flooring	$520,898	$217,570	$738,468

	Year Ended December 31, 2023
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$10,911,794	$0	$10,911,794
Effect of cumulative changes in discount rate assumptions, beginning of period	554,896	0	554,896
Balance at original discount rate, beginning of period	11,466,690	0	11,466,690
Effect of assumption update	(790)	0	(790)
Effect of actual variances from expected experience and other activity	(200,513)	(989)	(201,502)
Adjusted balance, beginning of period	11,265,387	(989)	11,264,398
Issuances	712,495	36,646	749,141
Net premiums / considerations collected	(1,345,514)	(35,657)	(1,381,171)
Interest accrual	521,176	0	521,176
Balance at original discount rate, end of period	11,153,544	0	11,153,544
Effect of cumulative changes in discount rate assumptions, end of period	(225,711)	0	(225,711)
Balance, end of period	$10,927,833	$0	$10,927,833

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2023
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$17,835,251	$204,727	$18,039,978
Effect of cumulative changes in discount rate assumptions, beginning of period	962,035	24,876	986,911
Balance at original discount rate, beginning of period	18,797,286	229,603	19,026,889
Effect of assumption update	(1,044)	0	(1,044)
Effect of actual variances from expected experience and other activity	(263,243)	6,991	(256,252)
Adjusted balance, beginning of period	18,532,999	236,594	18,769,593
Issuances	712,495	36,646	749,141
Interest accrual	895,023	8,440	903,463
Benefit payments	(1,386,583)	(33,287)	(1,419,870)
Other adjustments	3,844	(84)	3,760
Balance at original discount rate, end of period	18,757,778	248,309	19,006,087
Effect of cumulative changes in discount rate assumptions, end of period	(331,571)	(19,521)	(351,092)
Balance, end of period	$18,426,207	$228,788	$18,654,995
Other, end of period			1,765
Total balance, end of period			$18,656,760

	Year Ended December 31, 2023
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$7,498,374	$228,788	$7,727,162
Flooring impact, end of period	44	0	44
Balance, end of period, post-flooring	7,498,418	228,788	7,727,206
Less: Reinsurance recoverables	6,817,488	18,489	6,835,977
Balance after reinsurance recoverables, end of period, post-flooring	$680,930	$210,299	$891,229

The following tables provide supplemental information related to the balances of and changes in benefit reserves included in the disaggregated tables above, on a gross (direct and assumed) basis, as of and for the periods indicated:

	Year Ended December 31, 2025
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$22,036,916	$0
Discounted expected future gross premiums (at original discount rate)	$14,871,462	$0
Discounted expected future gross premiums (at current discount rate)	$14,532,537	$0
Undiscounted expected future benefits and expenses	$28,846,500	$380,345
Weighted-average duration of the liability in years (at original discount rate)	9	6
Weighted-average duration of the liability in years (at current discount rate)	9	6
Weighted-average interest rate (at original discount rate)	5.10%	4.20%
Weighted-average interest rate (at current discount rate)	5.27%	5.13%

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2024
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$21,815,010	$0
Discounted expected future gross premiums (at original discount rate)	$14,889,078	$0
Discounted expected future gross premiums (at current discount rate)	$14,154,658	$0
Undiscounted expected future benefits and expenses	$29,163,241	$346,892
Weighted-average duration of the liability in years (at original discount rate)	10	7
Weighted-average duration of the liability in years (at current discount rate)	9	6
Weighted-average interest rate (at original discount rate)	5.13%	3.94%
Weighted-average interest rate (at current discount rate)	5.59%	5.49%

	Year Ended December 31, 2023
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$21,871,767	$0
Discounted expected future gross premiums (at original discount rate)	$15,027,611	$0
Discounted expected future gross premiums (at current discount rate)	$14,748,999	$0
Undiscounted expected future benefits and expenses	$29,118,532	$332,902
Weighted-average duration of the liability in years (at original discount rate)	10	7
Weighted-average duration of the liability in years (at current discount rate)	10	6
Weighted-average interest rate (at original discount rate)	5.17%	3.70%
Weighted-average interest rate (at current discount rate)	4.99%	4.95%
For additional information regarding observable market information and the techniques used to determine the interest rate assumptions seen above, see Note 2.
For non-participating traditional and limited-payment products, if a cohort is in a loss position where the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for the present value of expected future policy benefits and non-level claim settlement expenses, then the liability for future policy benefits is adjusted at that time, and thereafter such that all changes, both favorable and unfavorable, in expected benefits resulting from both actual experience deviations and changes in future assumptions are recognized immediately as a gain or loss, respectively.

In 2025, there was an immaterial impact to net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts.

In 2024, there was a $29 million gain in net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts, which was offset by a $28 million charge, reflecting the impact of ceded reinsurance on the affected cohorts.

In 2023, there was a $31 million gain in net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts, which was offset by a $30 million charge, reflecting the impact of ceded reinsurance on the affected cohorts.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Deferred Profit Liability

The balances of and changes in DPL for the years ended December 31, are as follows:

	2025	2024	2023
	Fixed Annuities
	(in thousands)
Balance, beginning of period, post-flooring	$22,939	$14,818	$18,193
Effect of assumption update	(21)	2,110	0
Effect of actual variances from expected experience and other activity	(2,280)	580	(6,978)
Adjusted balance, beginning of period	20,638	17,508	11,215
Profits deferred	4,826	7,070	5,191
Interest accrual	974	729	552
Amortization	(3,052)	(2,345)	(2,129)
Other adjustments	(12)	(23)	(11)
Balance, end of period, post-flooring	23,374	22,939	14,818
Less: Reinsurance recoverables	2,226	1,513	1,365
Balance after reinsurance recoverables, end of period	$21,148	$21,426	$13,453

Additional Insurance Reserves

AIR represents the additional liability for annuitization, death, or other insurance benefits, including guaranteed minimum death benefits ("GMDB") and guaranteed lifetime withdrawal benefit ("GLWB") contract features, that are above and beyond the contractholder's account balance for certain long-duration life and annuity contracts.

The following table shows a rollforward of AIR balances for variable and universal life and fixed annuities products, for the periods indicated, along with a reconciliation to the Company's total AIR balance:

	Year Ended December 31, 2025
	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Balance, including amounts in AOCI, beginning of period, post-flooring	$16,351,052	$0	$16,351,052
Flooring impact and amounts in AOCI	617,186	0	617,186
Balance, excluding amounts in AOCI, beginning of period, pre-flooring	16,968,238	0	16,968,238
Effect of assumption update	(41,977)	0	(41,977)
Effect of actual variances from expected experience and other activity	180,041	70,226	250,267
Adjusted balance, beginning of period	17,106,302	70,226	17,176,528
Assessments collected(1)	1,196,649	68,398	1,265,047
Interest accrual	593,950	2,262	596,212
Benefits paid	(377,813)	0	(377,813)
Other adjustments(2)	430,761	0	430,761
Balance, excluding amounts in AOCI, end of period, pre-flooring	18,949,849	140,886	19,090,735
Flooring impact and amounts in AOCI	(430,105)	(2,011)	(432,116)
Balance, including amounts in AOCI, end of period, post-flooring	18,519,744	138,875	18,658,619
Less: Reinsurance recoverables	18,257,481	0	18,257,481
Balance after reinsurance recoverables, including amounts in AOCI, end of period	$262,263	$138,875	401,138
Other			7,391
Total balance after reinsurance recoverables			$408,529

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2024
	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Balance, including amounts in AOCI, beginning of period, post-flooring	$14,280,792	$0	$14,280,792
Flooring impact and amounts in AOCI	831,583	0	831,583
Balance, excluding amounts in AOCI, beginning of period, pre-flooring	15,112,375	0	15,112,375
Effect of assumption update	154,058	0	154,058
Effect of actual variances from expected experience and other activity	265,684	0	265,684
Adjusted balance, beginning of period	15,532,117	0	15,532,117
Assessments collected(1)	1,242,684	0	1,242,684
Interest accrual	536,678	0	536,678
Benefits paid	(343,241)	0	(343,241)
Balance, excluding amounts in AOCI, end of period, pre-flooring	16,968,238	0	16,968,238
Flooring impact and amounts in AOCI	(617,186)	0	(617,186)
Balance, including amounts in AOCI, end of period, post-flooring	16,351,052	0	16,351,052
Less: Reinsurance recoverables	16,129,846	0	16,129,846
Balance after reinsurance recoverables, including amounts in AOCI, end of period	$221,206	$0	221,206
Other			0
Total balance after reinsurance recoverables			$221,206

	Year Ended December 31, 2023
	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Balance, including amounts in AOCI, beginning of period, post-flooring	$12,664,445	$0	$12,664,445
Flooring impact and amounts in AOCI	1,269,236	0	1,269,236
Balance, excluding amounts in AOCI, beginning of period, pre-flooring	13,933,681	0	13,933,681
Effect of assumption update	22,910	0	22,910
Effect of actual variances from expected experience and other activity	34,021	0	34,021
Adjusted balance, beginning of period	13,990,612	0	13,990,612
Assessments collected(1)	929,709	0	929,709
Interest accrual	486,253	0	486,253
Benefits paid	(294,199)	0	(294,199)
Balance, excluding amounts in AOCI, end of period, pre-flooring	15,112,375	0	15,112,375
Flooring impact and amounts in AOCI	(831,583)	0	(831,583)
Balance, including amounts in AOCI, end of period, post-flooring	14,280,792	0	14,280,792
Less: Reinsurance recoverables	14,054,600	0	14,054,600
Balance after reinsurance recoverables, including amounts in AOCI, end of period	$226,192	$0	226,192
Other			0
Total balance after reinsurance recoverables			$226,192
(1)     Represents the portion of gross assessments required to fund the future policy benefits.
(2)     Includes the impact of recognizing the recapture of certain YRT transactions from Prudential Insurance effective October 1, 2025. See Note 12 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2025
	Variable / Universal Life	Fixed Annuities
Weighted-average duration of the liability in years (at original discount rate)	21	21
Weighted-average interest rate (at original discount rate)	3.34%	2.71%

	Year Ended December 31, 2024
	Variable / Universal Life	Fixed Annuities
Weighted-average duration of the liability in years (at original discount rate)	22	N/A
Weighted-average interest rate (at original discount rate)	3.33%	N/A

	Year Ended December 31, 2023
	Variable / Universal Life	Fixed Annuities
Weighted-average duration of the liability in years (at original discount rate)	22	N/A
Weighted-average interest rate (at original discount rate)	3.39%	N/A

Future Policy Benefits Reconciliation

The following table presents the reconciliation of the ending balances from the above rollforwards, benefit reserves, DPL, and AIR, including other liabilities, gross of related reinsurance recoverables, to the total liability for future policy benefits as reported on the Company's Consolidated Statements of Financial Position for the years ended December 31,:

	2025	2024	2023
	(in thousands)
Benefit reserves, end of period, post-flooring	$8,225,913	$7,512,826	$7,727,206
Deferred profit liability, end of period, post-flooring	23,374	22,939	14,818
Additional insurance reserves, including amounts in AOCI, end of period, post-flooring	18,658,619	16,351,052	14,280,792
Subtotal of amounts disclosed above	26,907,906	23,886,817	22,022,816
Other Future policy benefits reserves(1)	1,322,192	1,226,950	1,182,389
Total Future policy benefits	$28,230,098	$25,113,767	$23,205,205
(1)Primarily represents balances for which disaggregated rollforward disclosures are not required, including unpaid claims and claims expenses, and incurred but not reported and in course of settlement claim liabilities.

Revenue and Interest Expense

The following tables present revenue and interest expense related to benefit reserves, DPL, and AIR, as well as related revenue and interest expense not presented in the above supplemental tables, in the Company's Consolidated Statement of Operations for the periods indicated:

	Year Ended December 31, 2025
	Revenues(1)
	Term Life	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$1,815,456	$0	$48,938	$1,864,394
Deferred profit liability	0	0	(436)	(436)
Additional insurance reserves	0	1,765,102	43,484	1,808,586
Total	$1,815,456	$1,765,102	$91,986	$3,672,544

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2024
	Revenues(1)
	Term Life	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$1,833,017	$0	$43,092	$1,876,109
Deferred profit liability	0	0	(8,121)	(8,121)
Additional insurance reserves	0	2,050,441	0	2,050,441
Total	$1,833,017	$2,050,441	$34,971	$3,918,429

	Year Ended December 31, 2023
	Revenues(1)
	Term Life	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$1,804,955	$0	$41,111	$1,846,066
Deferred profit liability	0	0	3,375	3,375
Additional insurance reserves	0	1,405,696	0	1,405,696
Total	$1,804,955	$1,405,696	$44,486	$3,255,137
(1)Represents gross premiums for benefit reserves; revenue for DPL and gross assessments for AIR.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2025
	Interest Expense
	Term Life	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$391,432	$0	$10,656	$402,088
Deferred profit liability	0	0	974	974
Additional insurance reserves	0	593,950	2,261	596,211
Total	$391,432	$593,950	$13,891	$999,273

	Year Ended December 31, 2024
	Interest Expense
	Term Life	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$382,165	$0	$9,119	$391,284
Deferred profit liability	0	0	729	729
Additional insurance reserves	0	536,678	0	536,678
Total	$382,165	$536,678	$9,848	$928,691

	Year Ended December 31, 2023
	Interest Expense
	Term Life	Variable / Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$373,845	$0	$8,440	$382,285
Deferred profit liability	0	0	552	552
Additional insurance reserves	0	486,253	0	486,253
Total	$373,845	$486,253	$8,992	$869,090

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
10. POLICYHOLDERS' ACCOUNT BALANCES

The balances of and changes in policyholders' account balances as of and for the periods ended are as follows:

	Year Ended December 31, 2025
	Fixed Annuities	Variable Annuities	Variable / Universal Life	Total
	($ in thousands)
Balance, beginning of period	$11,197,337	$33,217,331	$20,691,139	$65,105,807
Deposits	5,877,276	7,229,457	2,464,812	15,571,545
Interest credited	371,237	700,947	405,205	1,477,389
Policy charges	(53,687)	(74,755)	(1,852,624)	(1,981,066)
Surrenders and withdrawals	(932,262)	(1,129,264)	(1,085,963)	(3,147,489)
Benefit payments	(112,631)	(23,656)	(112,991)	(249,278)
Net transfers (to) from separate account	0	(9,237)	551,221	541,984
Change in market value and other adjustments(1)	266,360	3,301,161	530,988	4,098,509
Balance, end of period	$16,613,630	$43,211,984	$21,591,787	$81,417,401
Unearned revenue reserve				5,064,778
Other				110,786
Total Policyholders' account balance				$86,592,965

Weighted-average crediting rate	2.67%	1.83%	1.92%	2.02%
Net amount at risk(3)	$1	$0	$366,953,069	$366,953,070
Cash surrender value(4)	$15,072,015	$41,954,173	$17,937,783	$74,963,971

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2024
	Fixed Annuities	Variable Annuities	Variable / Universal Life	Total
	($ in thousands)
Balance, beginning of period	$6,164,313	$22,810,665	$20,167,713	$49,142,691
Deposits	5,215,817	8,315,212	2,157,575	15,688,604
Interest credited	222,516	516,018	570,988	1,309,522
Policy charges	(5,290)	(32,987)	(1,831,168)	(1,869,445)
Surrenders and withdrawals	(554,653)	(782,216)	(778,928)	(2,115,797)
Benefit payments	(55,956)	(30,427)	(70,363)	(156,746)
Net transfers (to) from separate account	0	100,193	380,869	481,062
Change in market value and other adjustments(1)	210,590	2,320,873	94,453	2,625,916
Balance, end of period	$11,197,337	$33,217,331	$20,691,139	$65,105,807
Unearned revenue reserve				4,415,187
Other				107,324
Total Policyholders' account balance				$69,628,318

Weighted-average crediting rate	2.56%	1.72%	2.79%	2.23%
Net amount at risk(3)	$11	$0	$345,969,571	$345,969,582
Cash surrender value(4)	$9,863,990	$31,516,776	$19,391,617	$60,772,383

	Year Ended December 31, 2023
	Fixed Annuities	Variable Annuities	Variable / Universal Life	Total
	($ in thousands)
Balance, beginning of period	$3,575,823	$16,432,032	$18,736,365	$38,744,220
Deposits	2,612,775	4,633,727	2,117,153	9,363,655
Interest credited	101,192	243,908	556,057	901,157
Policy charges	(8,438)	(23,368)	(1,810,644)	(1,842,450)
Surrenders and withdrawals	(229,843)	(516,039)	(845,436)	(1,591,318)
Benefit payments	(50,522)	(30,461)	(83,409)	(164,392)
Net transfers (to) from separate account(2)	0	15,121	1,175,575	1,190,696
Change in market value and other adjustments(1)	163,326	2,055,745	322,052	2,541,123
Balance, end of period	$6,164,313	$22,810,665	$20,167,713	$49,142,691
Unearned revenue reserve				3,741,426
Other				102,583
Total Policyholders' account balance				$52,986,700

Weighted-average crediting rate	2.08%	1.40%	2.86%	2.12%
Net amount at risk(3)	$15	$0	$323,508,432	$323,508,447
Cash surrender value(4)	$5,307,537	$20,490,433	$18,676,852	$44,474,822
(1)    Primarily relates to changes in the value of embedded derivative instruments associated with the indexed options of certain products.
(2)    Variable life includes $900 million of funding for a policy loan to an affiliated irrevocable trust. See Note 16 for additional information.
(3)    The net amount at risk calculation includes both general and separate account balances.
(4)    Represents the amount of the contractholder's account balances distributable at the balance sheet date less certain surrender charges.

The Company issues variable life and universal life insurance contracts which may also include a “no-lapse guarantee” where the Company contractually guarantees to the contractholder a death benefit even when the account value drops to zero, as long as the “no-lapse guarantee” premium is paid.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including contractholder mortality, contract lapses, and premium pattern, as well as interest rate and equity market returns.

The Company also issues annuity contracts that provide certain death benefit and/or living benefit guarantees and are accounted for as MRBs. See Note 11 for additional information, including the net amount at risk associated with these guarantees.

The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points ("bps"), between rates being credited to policyholders and the respective guaranteed minimums are as follows:

	December 31, 2025
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities
Less than 1.00%	$2,772	$6,838	$28,283	$1,743,492	$1,781,385
1.00% - 1.99%	368,546	43,071	167,833	45,496	624,946
2.00% - 2.99%	348,806	1,458,294	542,957	14,829	2,364,886
3.00% - 4.00%	2,861,951	5,504	11,468	2,627	2,881,550
Greater than 4.00%	0	0	0	0	0
Total	$3,582,075	$1,513,707	$750,541	$1,806,444	$7,652,767
Variable Annuities
Less than 1.00%	$421,525	$119,969	$331,807	$124	$873,425
1.00% - 1.99%	79,576	431,936	494	0	512,006
2.00% - 2.99%	15,586	6,251	3,931	0	25,768
3.00% - 4.00%	709,665	0	0	0	709,665
Greater than 4.00%	1,262	0	0	0	1,262
Total	$1,227,614	$558,156	$336,232	$124	$2,122,126
Variable / Universal Life
Less than 1.00%	$0	$0	$0	$210,112	$210,112
1.00% - 1.99%	387,035	0	1,863,091	1,746,631	3,996,757
2.00% - 2.99%	37,107	1,601,067	2,681,677	538,040	4,857,891
3.00% - 4.00%	3,631,946	1,696,557	1,105,320	0	6,433,823
Greater than 4.00%	2,044,665	0	0	0	2,044,665
Total	$6,100,753	$3,297,624	$5,650,088	$2,494,783	$17,543,248

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2024
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities
Less than 1.00%	$249	$3,103	$11,939	$1,021,834	$1,037,125
1.00% - 1.99%	430,477	62,519	172,877	68,973	734,846
2.00% - 2.99%	302,520	459,748	557,349	15,794	1,335,411
3.00% - 4.00%	1,894,646	6,114	10,896	3,219	1,914,875
Greater than 4.00%	0	0	0	0	0
Total	$2,627,892	$531,484	$753,061	$1,109,820	$5,022,257
Variable Annuities
Less than 1.00%	$128,748	$502,988	$647,480	$182	$1,279,398
1.00% - 1.99%	121,336	294,635	2,494	0	418,465
2.00% - 2.99%	17,039	3,829	4,162	0	25,030
3.00% - 4.00%	819,316	1,860	0	0	821,176
Greater than 4.00%	1,978	0	0	0	1,978
Total	$1,088,417	$803,312	$654,136	$182	$2,546,047
Variable / Universal Life
Less than 1.00%	$3,167	$0	$0	$177,213	$180,380
1.00% - 1.99%	289,677	0	1,849,854	1,513,273	3,652,804
2.00% - 2.99%	30,500	1,535,762	2,695,823	390,117	4,652,202
3.00% - 4.00%	4,149,638	1,716,374	1,082,026	0	6,948,038
Greater than 4.00%	2,095,235	0	0	0	2,095,235
Total	$6,568,217	$3,252,136	$5,627,703	$2,080,603	$17,528,659

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2023
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities
Less than 1.00%	$105	$337	$994	$117,377	$118,813
1.00% - 1.99%	487,191	73,393	234,487	79,713	874,784
2.00% - 2.99%	301,132	469,276	562,347	16,881	1,349,636
3.00% - 4.00%	29,131	0	0	0	29,131
Greater than 4.00%	0	0	0	0	0
Total	$817,559	$543,006	$797,828	$213,971	$2,372,364
Variable Annuities
Less than 1.00%	$908,097	$807,460	$18,083	$2	$1,733,642
1.00% - 1.99%	214,377	2,061	1,060	0	217,498
2.00% - 2.99%	23,323	4,071	4,135	0	31,529
3.00% - 4.00%	903,953	9,245	33	0	913,231
Greater than 4.00%	2,046	0	0	0	2,046
Total	$2,051,796	$822,837	$23,311	$2	$2,897,946
Variable / Universal Life
Less than 1.00%	$0	$0	$0	$196,692	$196,692
1.00% - 1.99%	201,121	0	2,588,458	528,155	3,317,734
2.00% - 2.99%	28,061	1,445,439	2,789,520	260,651	4,523,671
3.00% - 4.00%	3,956,631	2,217,133	1,107,726	0	7,281,490
Greater than 4.00%	2,136,137	0	0	0	2,136,137
Total	$6,321,950	$3,662,572	$6,485,704	$985,498	$17,455,724
(1)     Excludes contracts without minimum guaranteed crediting rates, such as funds with indexed-linked crediting options.

Unearned Revenue Reserve

The balances of and changes in URR as of and for the periods ended are as follows:

	Years Ended December 31,
	2025	2024	2023
	Variable / Universal Life
	(in thousands)
Balance, beginning of period	$4,415,187	$3,741,426	$3,067,336
Unearned revenue	853,071	859,231	827,960
Amortization expense	(203,506)	(185,468)	(153,779)
Other adjustments	26	(2)	(91)
Balance, end of period	$5,064,778	$4,415,187	$3,741,426

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
11. MARKET RISK BENEFITS

The following tables show a rollforward of MRB balances for variable and fixed annuity products, along with a reconciliation to the Company’s total net MRB positions as of the following dates:

	Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$2,488,463	$0	$(844,582)	$1,643,881
Effect of cumulative changes in non-performance risk	626,845	0	0	626,845
Balance, beginning of period, before effect of changes in non-performance risk	3,115,308	0	(844,582)	2,270,726
Attributed fees collected	1,008,519	19,936	(232,779)	795,676
Claims paid	(53,926)	0	5,400	(48,526)
Interest accrual	168,951	4,611	(50,303)	123,259
Actual in force different from expected	63,484	(1,554)	(19,029)	42,901
Effect of changes in interest rates	(267,183)	(34,582)	79,628	(222,137)
Effect of changes in equity markets	(1,128,930)	(12,609)	118,797	(1,022,742)
Effect of assumption update and other refinements	120,191	151,000	(23,026)	248,165
Issuances	57,950	28,494	(6,074)	80,370
Other adjustments	29,602	11,615	(22,568)	18,649
Effect of changes in current period counterparty non-performance risk	0	0	(18,039)	(18,039)
Balance, end of period, before effect of changes in non-performance risk	3,113,966	166,911	(1,012,575)	2,268,302
Effect of cumulative changes in non-performance risk	(451,282)	9,531	0	(441,751)
Balance, end of period	$2,662,684	$176,442	$(1,012,575)	$1,826,551

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$3,707,407	$0	$(917,792)	$2,789,615
Effect of cumulative changes in non-performance risk	1,067,983	0	0	1,067,983
Balance, beginning of period, before effect of changes in non-performance risk	4,775,390	0	(917,792)	3,857,598
Attributed fees collected	1,095,139	0	(259,099)	836,040
Claims paid	(57,083)	0	5,669	(51,414)
Interest accrual	226,734	0	(56,043)	170,691
Actual in force different from expected	49,864	0	(21,062)	28,802
Effect of changes in interest rates	(1,436,230)	0	277,354	(1,158,876)
Effect of changes in equity markets	(1,660,907)	0	177,329	(1,483,578)
Effect of assumption update and other refinements(1)	82,619	0	3,984	86,603
Issuances	70,965	0	(5,019)	65,946
Other adjustments(1)	(31,183)	0	11,566	(19,617)
Effect of changes in current period counterparty non-performance risk	0	0	(61,469)	(61,469)
Balance, end of period, before effect of changes in non-performance risk	3,115,308	0	(844,582)	2,270,726
Effect of cumulative changes in non-performance risk	(626,845)	0	0	(626,845)
Balance, end of period	$2,488,463	$0	$(844,582)	$1,643,881

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$4,550,625	$0	$(422,261)	$4,128,364
Effect of cumulative changes in non-performance risk	1,727,910	0	0	1,727,910
Balance, beginning of period, before effect of changes in non-performance risk	6,278,535	0	(422,261)	5,856,274
Attributed fees collected	1,158,879	0	(246,747)	912,132
Claims paid	(85,898)	0	9,952	(75,946)
Interest accrual	293,205	0	(53,016)	240,189
Actual in force different from expected	79,030	0	(13,338)	65,692
Effect of changes in interest rates	(1,438,873)	0	455,062	(983,811)
Effect of changes in equity markets	(1,845,207)	0	180,953	(1,664,254)
Effect of assumption update and other refinements(1)	235,543	0	(54,067)	181,476
Issuances	29,433	0	7,680	37,113
Other adjustments(1)(2)	70,743	0	(635,011)	(564,268)
Effect of changes in current period counterparty non-performance risk	0	0	(146,999)	(146,999)
Balance, end of period, before effect of changes in non-performance risk	4,775,390	0	(917,792)	3,857,598
Effect of cumulative changes in non-performance risk	(1,067,983)	0	0	(1,067,983)
Balance, end of period	$3,707,407	$0	$(917,792)	$2,789,615
(1)     Prior period amounts have been updated to conform to current presentation.
(2) Other adjustments for December 31, 2023 primarily includes $638 million related to the reinsurance transaction with AuguStar. See Note 12 for additional information.

In 2025, 2024, and 2023, the Company recognized an unfavorable impact to net income attributable to the actuarial assumption update for direct and assumed MRBs, primarily due to updates to policyholder behavior assumptions.

The Company issues certain variable annuity insurance contracts where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, and/or (2) the highest anniversary contract value on a specified date adjusted for any withdrawals. These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues indexed annuity contracts for which the return is tied to the return of specific indices where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals upon death. In certain of these indexed annuity contracts, the Company also contractually guarantees to the contractholder withdrawal benefits payable during specific periods.

For guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

The following tables present accompanying information to the rollforward table above.

	December 31, 2025
	Variable Annuities	Fixed Annuities
	($ in thousands)
Net amount at risk(1)	$7,619,998	$513,514
Weighted-average attained age of contractholders	72	68

	December 31, 2024
	Variable Annuities	Fixed Annuities
	($ in thousands)
Net amount at risk(1)	$8,722,499	N/A
Weighted-average attained age of contractholders	71	N/A

	December 31, 2023
	Variable Annuities	Fixed Annuities
	($ in thousands)
Net amount at risk(1)	$9,041,651	N/A
Weighted-average attained age of contractholders	70	N/A
(1)     For contracts with multiple benefit features, the highest net amount at risk for each contract is included.

The tables below reconciles MRB asset and liability positions as of the following dates:

	December 31, 2025
	Variable Annuities	Fixed Annuities	Total
	(in thousands)
Direct and assumed	$1,373,383	$2,890	$1,376,273
Ceded	1,279,593	0	1,279,593
Total market risk benefit assets	$2,652,976	$2,890	$2,655,866

Direct and assumed	$4,036,066	$179,332	$4,215,398
Ceded	267,019	0	267,019
Total market risk benefit liabilities	$4,303,085	$179,332	$4,482,417

Net liability	$1,650,109	$176,442	$1,826,551

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2024
	Variable Annuities	Fixed Annuities	Total
	(in thousands)
Direct and assumed	$1,492,186	$0	$1,492,186
Ceded	1,145,177	0	1,145,177
Total market risk benefit assets	$2,637,363	$0	$2,637,363

Direct and assumed	$3,980,650	$0	$3,980,650
Ceded	300,594	0	300,594
Total market risk benefit liabilities	$4,281,244	$0	$4,281,244

Net liability	$1,643,881	$0	$1,643,881

	December 31, 2023
	Variable Annuities	Fixed Annuities	Total
	(in thousands)
Direct and assumed	$1,201,945	$0	$1,201,945
Ceded	1,165,298	0	1,165,298
Total market risk benefit assets	$2,367,243	$0	$2,367,243

Direct and assumed	$4,909,352	$0	$4,909,352
Ceded	247,506	0	247,506
Total market risk benefit liabilities	$5,156,858	$0	$5,156,858

Net liability	$2,789,615	$0	$2,789,615

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
12. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), PAR U, PURE, Lotus Reinsurance Company Ltd. (“Lotus Re”), The Prudential Life Insurance Company, Ltd. (“Prudential of Japan”), prior to January 1, 2024 with its affiliates Prudential Universal Reinsurance Company (“PURC”) and Gibraltar Universal Life Reinsurance Company (“GUL Re”), and prior to October 1, 2024 with its affiliates Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Term Reinsurance Company (“Term Re”) and Dryden Arizona Reinsurance Term Company (“DART”). The Company also participates in reinsurance with its parent company Prudential Insurance, as well as third-parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily YRT and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Effective October 2024, the Company entered into an agreement with Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited (collectively, “Wilton Re”) to coinsure a closed block of guaranteed universal life (“GUL”) policies, resulting in a DRL of $979 million. To effectuate this transaction the Company recaptured all risks associated with the subject GUL policies from PAR U and subsequently established YRT reinsurance for the subject GUL business with Prudential Insurance. As a result of these transactions, the Company recognized a $270 million pre-tax recapture gain and a $798 million DRG, respectively. The DRL and DRG are amortized into income over the remaining life of the reinsured policies. Effective October 1, 2025, the Company recaptured the YRT treaties with Prudential Insurance and subsequently established YRT reinsurance for the business with third-party reinsurers. The Company immediately recognized a $768 million gain from the recognition of the existing DRG from the previous YRT transaction with Prudential Insurance.

Effective January 2024, the Company entered into an agreement with Somerset Reinsurance Ltd. (“Somerset Re”) to coinsure a closed block of GUL policies to PURE, a wholly-owned subsidiary of Prudential Insurance, with retrocession by PURE of such liabilities on a modified coinsurance basis, to Somerset Re. This transaction is effective as of January 1, 2024, whereby, the Company recaptured all risks associated with the subject GUL policies from PAR U, PURC and GUL Re and subsequently established YRT reinsurance for the subject GUL business with Prudential Insurance. As a result of these transactions, the Company recognized a $990 million pre-tax recapture loss and a $1,207 million DRG, respectively. The DRG is amortized into income over the estimated remaining life of the reinsured policies. Effective October 1, 2025, the Company recaptured certain YRT treaties with Prudential Insurance and subsequently established YRT reinsurance for the business with third-party reinsurers. The Company immediately recognized a $629 million gain from the recognition of the existing DRG from the previous YRT transaction with Prudential Insurance.
Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance are recorded within “Reinsurance recoverables and deposit receivables” and the corresponding funds withheld liability for assets retained under these reinsurance agreements are recorded within “Reinsurance and funds withheld payables”. Balances associated with these agreements are included in the tables below.
“Change in value of market risk benefits, net of related hedging gains (losses)” includes the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities within the PLNJ business to Prudential Insurance. These reinsurance agreements are MRBs and have been accounted for in the same manner.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2025	2024
	(in thousands)
Reinsurance recoverables and deposit receivables	$54,370,370	$48,247,817
Policy loans	(1,174,371)	(1,143,726)
Deferred policy acquisition costs	(3,202,535)	(3,319,067)
Deferred sales inducements	(30,203)	(32,573)
Market risk benefit assets	1,280,120	1,145,580
Other assets	1,515,354	1,538,231
Policyholders’ account balances	5,124,249	5,567,661
Future policy benefits	8,984,370	7,443,997
Market risk benefit liabilities	267,981	302,310
Reinsurance and funds withheld payables	11,377,505	8,611,141
Other liabilities	1,780,787	3,282,713
Unaffiliated reinsurance amounts included in the table above and in the Company's Consolidated Statements of Financial Position as of December 31, were as follows:

	2025	2024
	(in thousands)
Policy loans	$(50,877)	$(48,644)
Deferred policy acquisition costs	(659,377)	(637,555)
Market risk benefit assets	927,836	804,015
Other assets	1,052,840	1,118,974
Policyholders’ account balances	1,499,098	1,665,998
Future policy benefits	(14,427)	160
Market risk benefit liabilities	124,638	151,432
Reinsurance and funds withheld payables	9,194,564	3,360,901
Other liabilities	251,136	257,929

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Reinsurance recoverables and deposit receivables by counterparty as of December 31, were as follows:

	2025	2024
	(in thousands)
Affiliated:
PAR U	$11,617,403	$11,426,975
PURE	8,192,212	7,951,965
PARCC	7,021,834	7,049,164
Lotus Re	3,380,675	2,130,095
Prudential Insurance	2,810,762	7,507,414
Prudential of Japan	13,237	0
Total affiliated	33,036,123	36,065,613
Unaffiliated:
Wilton Re	8,013,159	7,478,467
Somerset Re	2,490,716	2,581,977
FLIAC	1,351,271	1,395,008
Resolution Re	849,213	0
Prismic Re	327,763	0
Other(1)	8,302,125	726,752
Total unaffiliated	21,334,247	12,182,204
Total reinsurance recoverables and deposit receivables	$54,370,370	$48,247,817
(1) Four major reinsurance companies account for approximately 56% of Other as of December 31, 2025.

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2025	2024	2023
	(in thousands)
Premiums:
Direct	$1,874,352	$1,846,109	$1,853,184
Assumed	271,129	92	(61)
Ceded	(1,598,280)	(1,453,074)	(1,524,226)
Net premiums	$547,201	$393,127	$328,897
Policy charges and fee income:
Direct	$3,224,720	$3,190,753	$2,995,595
Assumed	808,083	899,767	604,311
Ceded	(2,325,465)	3,292,277	(2,063,300)
Net policy charges and fee income	$1,707,338	$7,382,797	$1,536,606

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	2025	2024	2023
	(in thousands)
Net investment income:
Direct	$3,262,367	$2,474,541	$1,700,684
Assumed	1,294	1,325	1,364
Ceded	(53,139)	(53,849)	(26,526)
Net investment income(1)	$3,210,522	$2,422,017	$1,675,522
Asset administration fees:
Direct	$315,865	$329,181	$323,444
Ceded	(110,533)	(105,618)	(90,494)
Net asset administration fees	$205,332	$223,563	$232,950
Other income (loss):
Direct	$594,774	$297,868	$636,930
Assumed	752	2,983	(475)
Ceded	1,666,250	458,905	114,908
Net other income (loss)(1)	$2,261,776	$759,756	$751,363
Realized investment gains (losses), net:
Direct	$(1,207,587)	$500,023	$(1,203,453)
Assumed	46,559	85,248	162,291
Ceded	(269,397)	(133,854)	(105,937)
Realized investment gains (losses), net(1)	$(1,430,425)	$451,417	$(1,147,099)
Change in value of market risk benefits, net of related hedging gains (losses):
Direct	$(433,206)	$(98,562)	$287,936
Assumed	958	2,626	(4,115)
Ceded	(74,746)	(338,019)	(390,594)
Net change in value of market risk benefits, net of related hedging gains (losses)	$(506,994)	$(433,955)	$(106,773)
Policyholders’ benefits (including change in reserves):
Direct	$4,242,114	$3,825,305	$3,354,306
Assumed	1,310,907	1,058,315	1,258,651
Ceded	(4,773,299)	3,468,713	(4,109,168)
Net policyholders’ benefits (including change in reserves)(1)	$779,722	$8,352,333	$503,789
Change in estimates of liability for future policy benefits:
Direct	$(97,867)	$303,141	$(18,361)
Assumed	(39,222)	92,766	8,644
Ceded	57,584	(416,550)	13,669
Net change in estimates of liability for future policy benefits	$(79,505)	$(20,643)	$3,952
Interest credited to policyholders’ account balances:
Direct	$1,485,366	$1,310,867	$884,527
Assumed	130,432	153,052	136,725
Ceded	(438,138)	(426,188)	(399,607)
Net interest credited to policyholders’ account balances	$1,177,660	$1,037,731	$621,645
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	$(388,473)	$(1,398,843)	$(403,517)
(1)Amounts include reinsurance agreements using the deposit method of accounting.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Unaffiliated reinsurance assumed and ceded amounts included in the table above and in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2025	2024	2023
	(in thousands)
Premiums:
Assumed	$104	$89	$(69)
Ceded	(349,326)	(107,449)	(70,169)

Policy charges and fee income:
Assumed	1,379	1,381	1,563
Ceded	(5,208,556)	(191,368)	(143,764)

Net investment income(1):
Ceded	(1,668)	(1,659)	23,023

Asset administration fees:
Ceded	(25,093)	(28,354)	(22,415)

Other income (loss)(1):
Assumed	26	2,983	(475)
Ceded	168,056	142,267	44,260

Realized investment gains (losses), net(1):
Assumed	46,559	85,248	162,291
Ceded	(179,100)	(91,712)	(101,449)

Change in value of market risk benefits, net of related hedging gains (losses):
Assumed	958	2,626	(4,115)
Ceded	6,482	(124,816)	(186,996)

Policyholders' benefits (including change in reserves)(1):
Assumed	(14,561)	348	804
Ceded	(7,776,099)	(366,669)	(157,344)

Change in estimates of liability for future policy benefits:
Assumed	1,464	0	0
Ceded	(20,592)	96,014	(1,367)

Interest credited to policyholders' account balances:
Assumed	25,705	39,263	16,243
Ceded	(99,881)	(24,550)	0
(1)Amounts include reinsurance agreements using the deposit method of accounting.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2025	2024	2023
	(in thousands)
Direct gross life insurance face amount in force	$1,590,247,115	$1,181,531,932	$1,127,561,798
Assumed gross life insurance face amount in force	40,086,143	34,530,341	35,558,423
Reinsurance ceded	(1,450,508,310)	(1,080,451,145)	(1,027,473,705)
Net life insurance face amount in force	$179,824,948	$135,611,128	$135,646,516
Significant Affiliated Reinsurance Agreements
PAR U
Pruco Life reinsures 70% of the risks associated with Universal Protector policies having no-lapse guarantees as well as certain other universal life policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures 95% of the risks associated with Universal Protector policies having no-lapse guarantees as well as certain other universal life policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
Effective January 1, 2024, Pruco Life recaptured the policies equal to 70% of the risks associated with Universal Protector policies having no-lapse guarantees as well as certain other universal life policies, with effective dates prior to January 1, 2011. Effective January 1, 2024, Pruco Life reinsures 25% of the risks associated with universal life policies with effective dates prior to January 1, 2015 and 100% of the risks associated with universal life policies with effective dates beginning January 1, 2015.
Effective January 1, 2024, PLNJ recaptured the policies previously reinsured by PAR U with effective dates prior to January 1, 2015. Effective January 1, 2024, PLNJ reinsures 100% of the risks associated with universal life policies, with effective dates from January 1, 2015 to December 31, 2019.
Effective October 1, 2024, Pruco Life recaptured the remaining portion of the policies equal to 25% of the risks associated with universal life policies with effective dates prior to January 1, 2015 and 100% of the risks associated with universal life policies with effective dates beginning January 1, 2015. As a result of the recapture, the Company recognized a $270 million pre-tax recapture gain, as discussed above, which includes the recognition of a prior $94 million DRG related to the previous reinsurance agreement. Following the result of this recapture, Pruco Life only cedes the GUL business in connection with the Hartford Life Business to PAR U as of December 31, 2024.
Effective October 1, 2024, PLNJ recaptured 100% of the risks associated with the remaining universal life policies, with effective dates from January 1, 2015 to December 31, 2019. As a result of the recapture, the Company recognized a $29 million pre-tax recapture loss which is part of the $270 million pre-tax recapture gain discussed above. The loss includes the recognition of a prior $8 million DRG related to the previous reinsurance agreement. Following the result of this recapture, PLNJ no longer cedes to PAR U as of December 31, 2024.
On March 28, 2024, PURC and GUL Re merged into PAR U.
PURE
Effective January 1, 2024, Pruco Life reinsures 75% of the risks associated with Universal Protector policies having no-lapse guarantees as well as certain other universal life policies, with effective dates prior to January 1, 2015.
Effective January 1, 2024, PLNJ reinsures 100% of the risks associated with Universal Protector policies having no-lapse guarantees as well as certain other universal life policies, with effective dates prior to January 1, 2015.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
PURC
Pruco Life reinsures 70% of the risks associated with its Universal Protector policies having no-lapse guarantees as well as certain other universal life policies, with effective dates from January 1, 2011 through December 31, 2013, with PURC and 95% of the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain other universal life policies, with effective dates from January 1, 2014 through December 31, 2016.
Effective January 1, 2024, the Company recaptured the policies previously reinsured by PURC. As a result of the recapture, the Company recorded a write-off of $116 million of DRG that was recognized with the previous reinsurance agreement.
On March 28, 2024, PURC merged into PAR U.
PARCC
Prior to July 1, 2019, the Company reinsured 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 90% to 100% of the policy risk amount reinsured. The amended agreement does not impact contracts issued by PLNJ, which remain at the original percentage.
Effective October 1, 2024, the Company revised the existing coinsurance terms with PARCC, increasing the quota share of reinsured policies to 100% which includes policies which were previously reinsured to PAR Term, Term Re and DART. As a result of the revised terms, the Company recognized a $351 million DRL that is amortized into income over the estimated remaining life of the reinsured policies.
On November 20, 2024, PAR Term, Term Re and DART merged into PARCC.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure 95% of the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain other universal life policies, with effective dates on or after January 1, 2017 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain other universal life policies with effective dates prior to January 1, 2014.
Effective January 1, 2024, the Company recaptured the policies previously reinsured by GUL Re.
On March 28, 2024, GUL Re merged into PAR U.
PAR Term
Prior to July 1, 2019, the Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 95% to 100% of the policy risk amount reinsured. The amended agreement does not impact contracts issued by PLNJ, which remain at the original percentage.
On November 20, 2024, PAR Term merged into PARCC.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through December 31, 2017, through an automatic coinsurance agreement with Term Re.

On November 20, 2024, Term Re merged into PARCC.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Prudential Insurance
The Company has a YRT reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. This agreement was terminated for new business effective January 1, 2020, with certain new business (primarily universal life policies) terminated as early as 2017. The Company now reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk. Effective July 1, 2019, certain term life insurance policies were recaptured and subsequently reinsured to PARCC and PAR Term as noted above. As of January 1, 2022, most of the variable life insurance policies were recaptured resulting in a $305 million loss recorded through “Policy charges and fee income”. Those policies were then reinsured to Lotus Re as mentioned below. Effective January 1, 2024, the Company recaptured all GUL policies with Prudential Insurance and subsequently entered into a YRT reinsurance agreement with Prudential Insurance to reinsure the mortality risk for the totality of GUL policies reinsured to PURE. Effective October 1, 2024, the Company recaptured the term business from Prudential Insurance, and revised the existing coinsurance terms with PARCC to reflect revised quota share. As a result of the recapture, the Company recognized a $3 million pre-tax recapture loss. Additionally, effective October 1, 2024, the Company entered into a YRT reinsurance agreement with Prudential Insurance to reinsure the mortality risk of recaptured GUL policies from PAR U.

Effective October 1, 2025, Prudential Insurance novated several unaffiliated YRT treaties to Pruco Life. To effectuate the novation of YRT treaties, Pruco Life entered into certain new YRT pass-through agreements with Prudential Insurance and recaptured certain YRT treaties it had ceded to Prudential Insurance, including those related to reinsurance transactions effective January 2024 and October 2024 with Somerset Re and Wilton Re, respectively.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. (“Hartford Financial”). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There was no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there was no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control. In January 2021, there was a definitive agreement announced to subsequently sell the two counterparties mentioned above, which were then acquired by Sixth Street in July 2021. There was no impact to the terms, rights or obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to Prudential Insurance. This reinsurance agreement covers new and in force business. Effective February 1, 2023, PLNJ began selling indexed variable annuities products, which is reinsured to Prudential Insurance through the existing reinsurance agreement. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts to Prudential Insurance. As a result of the agreement, reinsurance payables includes the ceded modified coinsurance arrangement, which reflects the value of the invested assets retained by the Company and the associated asset returns.
Lotus Re
Effective October 1, 2021, the Company entered into an automatic coinsurance agreement with Lotus Re to reinsure $32 million of liabilities associated with the risks associated with a portion of its variable life policies in the extended term policy status.
Effective January 1, 2022 the Company recaptured the risks that were previously ceded to Lotus Re from October 1, 2021 through December 31, 2021. Immediately thereafter, the Company entered into a reinsurance agreement with Lotus Re to cede 100% of the risks associated with a closed block of variable life business on a coinsurance and modified coinsurance basis including policies in the extended term policy status. The amount of the net liabilities associated with the transaction for coinsurance and modified coinsurance were $1,387 million and $14,037 million, respectively. As part of the consideration, the Company also ceded to Lotus Re $855 million of policy loan assets associated with the reinsured policies while receiving $820 million in cash from Lotus Re. As a result, the Company recorded a $1,352 million deferred gain, which is recognized over the remaining life of the underlying policies. In tandem with the transaction, effective January 1, 2022, Lotus Re established an automatic YRT agreement with the Company to cede back a portion of the mortality risks associated with the reinsured policies for the purposes of the Company maintaining YRT reinsurance with external counterparties.
Effective December 15, 2024, the Company entered into a reinsurance agreement with Lotus Re to cede 100% of the risks associated with certain fixed rated annuities and fixed indexed annuities contracts issued on or after the effective date of the agreement on a coinsurance basis. The deposit receivables were $1,311 million and $52 million as of December 31, 2025 and December 31, 2024, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
On November 20, 2024, DART merged into PARCC.

Prudential of Japan
Effective January 2025, the Company entered into an agreement with Prudential of Japan to reinsure GMDB associated with yen-denominated variable whole life policies. As a result of this transaction, the Company assumed $5 million of GMDB liabilities and recognized a $14 million DRG at inception. The DRG is amortized into income over the estimated remaining life of the reinsured policies.
Significant Third-Party Reinsurance Arrangements
AuguStar Life Insurance Company (Formerly Known as The Ohio National Life Insurance Company)
Effective April 1, 2023, the Company entered into an agreement with AuguStar, an affiliate of Constellation Insurance Holdings, Inc., to reinsure approximately $10 billion of account values of PDI traditional variable annuity contracts with guaranteed living benefits. This block represents approximately 10% of the Company’s remaining legacy in force traditional variable annuity block by account value. The Company ceded 100% of separate account liabilities under modified coinsurance and 100% of general account liabilities under coinsurance of its PDI traditional variable annuity contracts. The general account liabilities associated with PDI's guaranteed living and death benefits and the corresponding reinsurance of those liabilities are accounted for as MRBs. As a result of the transaction, the Company recognized a $277 million DRG at inception that is amortized into income over the estimated remaining life of the reinsured policies.
FLIAC
Effective December 1, 2021, the Company entered into a reinsurance agreement with Prudential Annuities Life Assurance Corporation (“PALAC”), a previously wholly-owned subsidiary of Prudential Financial sold in April 2022, and now known as FLIAC, under which the Company assumed all of FLIAC's indexed variable annuities under modified coinsurance. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts to the Company. As a result of the agreement, “Reinsurance recoverables and deposit receivables” includes the assumed modified coinsurance receivable, which reflects the value of the invested assets retained by FLIAC and the associated asset returns. The Company also assumed via coinsurance all of FLIAC’s fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income feature which are accounted for under the deposit method of accounting. The reinsurance agreement offers the policyholders the opportunity to novate their contracts from FLIAC to the Company and any such novated contracts shall cease to be reinsured under this agreement. Reinsurance recoverables and deposit receivables were $1,351 million and $1,395 million as of December 31, 2025 and 2024, respectively.
Somerset Re
Effective October 1, 2021, the Company entered into a reinsurance agreement with Somerset Re to coinsure business, on a quota share funds withheld basis, related to fixed indexed annuities. Under the reinsurance agreement, the Company cedes to Somerset Re its quota share of the insurance liabilities with respect to the reinsured contracts. The deposit assets on reinsurance totaled $2,491 million and $2,582 million at December 31, 2025 and 2024, respectively. The funds withheld payables totaled $2,602 million and $2,434 million at December 31, 2025 and 2024, respectively.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to “highest daily” living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier® Retirement Variable Annuity, to Union Hamilton. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2025, $1.6 billion of HDI v.3.0 account values are reinsured to Union Hamilton.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Wilton Re
Effective October 1, 2024, the Company entered into a reinsurance agreement with Wilton Re to coinsure a closed block of GUL policies. Reinsurance recoverables were $8,013 million and $7,478 million as of December 31, 2025 and 2024, respectively.
Resolution Re
Effective July 1, 2025, the Company entered into a reinsurance agreement with Resolution Re, Ltd. ("Resolution Re") to cede risks associated with certain fixed rate annuity contracts and indexed annuity contracts issued on or after the effective date of the agreement on a quota share funds withheld basis. The deposit assets on reinsurance totaled $849 million at December 31, 2025. The funds withheld payables totaled $852 million at December 31, 2025.
Prismic Re
Effective October 1, 2025, the Company entered into a reinsurance agreement with Prismic Life Reinsurance, Ltd. (“Prismic Re”) to cede risks associated with certain fixed rate annuity contracts issued on or after the effective date of the agreement on a coinsurance and coinsurance with funds withheld basis. The deposit assets on reinsurance totaled $328 million at December 31, 2025. The funds withheld payables totaled $279 million at December 31, 2025.
13. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Years Ended December 31,
	2025	2024	2023
	(in thousands)
Current tax expense (benefit):
U.S. federal	$292,713	$151,544	$698,170
State and local	4,088	5,763	14,550
Total	296,801	157,307	712,720
Deferred tax expense (benefit):
U.S. federal	123,717	(22,612)	(686,252)
State and local	65	454	0
Total	123,782	(22,158)	(686,252)
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	420,583	135,149	26,468
Income tax expense (benefit) on equity in earnings of operating joint ventures	(70)	24	(109)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	162,925	(151,234)	(5,638)
Total income tax expense (benefit)	$583,438	$(16,061)	$20,721

Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2025 and the reported income tax expense (benefit) are summarized as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2025
	($ in thousands)
Expected federal income tax expense/(benefit)	$475,966	21.0%
State taxes (net of federal benefit)	3,281	0.2%
Tax credits	(23,245)	(1.0)%
Nontaxable or nondeductible items	(36,341)	(1.6)%
Other reconciling items	2,876	0.1%
Foreign tax effects	(1,954)	(0.1)%
Total	$420,583	18.6%

The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2024 and 2023, and the reported income tax expense (benefit) are summarized as follows:

	Years Ended December 31,
	2024	2023
	($ in thousands)
Expected federal income tax expense (benefit)	$204,342	$100,305
Non-taxable investment income	(42,621)	(42,730)
Tax credits	(29,001)	(42,578)
State taxes (net of federal benefit)	4,911	11,495
Other	(2,482)	(24)
Reported income tax expense (benefit)	$135,149	$26,468
Effective tax rate	13.9%	5.5%
The following is a description of items that had a significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2025, 2024, and 2023, and the Company’s effective tax rate during the periods presented:
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is included in the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $35 million of the total $37 million of 2025 non-taxable investment income, $41 million of the total $43 million of 2024 non-taxable investment income, and $40 million of the total $43 million of 2023 non-taxable investment income. The DRD for the current period was estimated using information from 2024, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax Credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.
State and Local Income Taxes. State income tax in Illinois represents the majority of the State and local income tax category. Note that in most jurisdictions, the Company’s insurance operations are subject to state premium taxes in lieu of state income taxes. Premium taxes are recorded as a general expense.

Other. This line item represents reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	December 31,
	2025	2024
	(in thousands)
Deferred tax assets:
Insurance reserves	$2,012,833	$1,749,792
Investments	846,847	1,033,856
Net unrealized loss on securities	122,067	410,718
Other	0	5,647
Deferred tax assets	2,981,747	3,200,013
Deferred tax liabilities:
Deferred policy acquisition cost	1,298,694	1,227,858
Deferred sales inducements	61,449	66,686
Other	12,305	0
Deferred tax liabilities	1,372,448	1,294,544
Net deferred tax asset (liability)	$1,609,299	$1,905,469

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
Changes in market conditions, including the significant rise in interest rates since the beginning of 2022, resulted in the recording of deferred tax assets related to net unrealized tax capital losses in the Company. When assessing recoverability of these deferred tax assets, the Company considers its ability and intent to hold the underlying securities to recovery in value, if necessary, as well as other factors as noted above. As of December 31, 2025, based on all available evidence, including capital loss carryback capacity, the Company concluded that the deferred tax assets related to the unrealized tax capital losses on the available-for-sale securities portfolios are, more likely than not, expected to be realized.
The Company had no valuation allowance as of December 31, 2025, and 2024. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $2,267 million, $973 million and $478 million for the years ended December 31, 2025, 2024, and 2023, respectively.
Income Taxes Paid

Income taxes paid during the year are disclosed in the table below and include tax installments made for the current year as well as tax payments and refunds related to prior periods.

December 31,
2025
(in thousands)
Federal	$194,863
State	170
Foreign	3,658
Total	$198,691

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company had no unrecognized tax benefits as of December 31, 2025, 2024, and 2023.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The Company did not recognize tax related interest and penalties.
At December 31, 2025, the Company remains subject to examination in the U.S. for tax years 2014 through 2025.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.
14. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Operations and Comprehensive Income (Loss). Net unrealized investment gains (losses) are described in further detail in Note 2, Note 9 (Interest rate remeasurement of future policy benefits) and Note 11 (Gain (loss) from changes in non-performance risk on market risk benefits). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Interest Rate Remeasurement of Future Policy Benefits	Gain (Loss) from Changes in Non-Performance Risk on Market Risk Benefits	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2022	$(20,007)	$(1,474,475)	$119,368	$1,365,049	$(10,065)
Change in OCI before reclassifications	2,419	677,735	(60,978)	(659,927)	(40,751)
Amounts reclassified from AOCI	0	14,217	0	0	14,217
Income tax benefit (expense)	(497)	(145,255)	12,805	138,585	5,638
Balance, December 31, 2023	(18,085)	(927,778)	71,195	843,707	(30,961)
Change in OCI before reclassifications	(4,595)	(416,996)	58,676	(441,138)	(804,053)
Amounts reclassified from AOCI	0	81,903	0	0	81,903
Income tax benefit (expense)	739	70,169	(12,313)	92,639	151,234
Balance, December 31, 2024	(21,941)	(1,192,702)	117,558	495,208	(601,877)
Change in OCI before reclassifications	3,326	892,453	(40,022)	(185,092)	670,665
Amounts reclassified from AOCI	0	102,992	0	0	102,992
Income tax benefit (expense)	(1,277)	(208,922)	8,404	38,870	(162,925)
Balance, December 31, 2025	$(19,892)	$(406,179)	$85,940	$348,986	$8,855
(1)Includes cash flow hedges of $(133) million, $111 million, and $12 million as of December 31, 2025, 2024, and 2023, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,
	2025	2024	2023
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$(20,578)	$85,491	$16,976
Net unrealized investment gains (losses) on available-for-sale securities	(82,414)	(167,394)	(31,193)
Total net unrealized investment gains (losses)(4)	(102,992)	(81,903)	(14,217)
Total reclassifications for the period	$(102,992)	$(81,903)	$(14,217)
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 5 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on future policy benefits and policyholders’ account balances.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income (loss)” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to net unrealized investment gains (losses) on available-for-sale fixed maturity securities on which an allowance for credit losses has been recognized, and all other net unrealized investment gains (losses), are as follows:

	Net Unrealized Investment Gains (Losses) on Available-for-Sale Fixed Maturity Securities on Which an Allowance for Credit Losses has been Recognized	Net Unrealized Gains (Losses) on All Other Investments(1)	Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Reinsurance Payables	Income Tax Benefit (Expense)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2022	$4,371	$(2,161,026)	$(1,198,422)	$1,488,679	$391,923	$(1,474,475)
Net investment gains (losses) on investments arising during the period	(4,482)	744,727	0	0	(155,393)	584,852
Reclassification adjustment for (gains) losses included in net income	(265)	14,482	0	0	(2,984)	11,233
Reclassification due to allowance for credit losses recorded during the period	2,363	(2,363)	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	397,071	(459,581)	13,122	(49,388)
Balance, December 31, 2023	1,987	(1,404,180)	(801,351)	1,029,098	246,668	(927,778)
Net investment gains (losses) on investments arising during the period	(773)	(525,222)	0	0	110,227	(415,768)
Reclassification adjustment for (gains) losses included in net income	(175)	82,078	0	0	(17,164)	64,739
Reclassification due to allowance for credit losses recorded during the period	(146)	146	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	217,642	(108,643)	(22,894)	86,105
Balance, December 31, 2024	893	(1,847,178)	(583,709)	920,455	316,837	(1,192,702)
Net investment gains (losses) on investments arising during the period	(247)	1,029,138	0	0	(215,954)	812,937
Reclassification adjustment for (gains) losses included in net income	(2,361)	105,353	0	0	(21,617)	81,375
Reclassification due to allowance for credit losses recorded during the period	363	(363)	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	335,647	(472,085)	28,649	(107,789)
Balance, December 31, 2025	$(1,352)	$(713,050)	$(248,062)	$448,370	$107,915	$(406,179)
(1)Includes cash flow hedges. See Note 5 for information on cash flow hedges.
(2)"Other costs" primarily includes reinsurance recoverables and DRL.

Noncontrolling Interests

For certain subsidiaries, the Company owns a controlling interest that is less than 100% ownership of the subsidiary but must consolidate 100% of the subsidiary’s financial statements in accordance with U.S. GAAP. Noncontrolling interests represent the portion of equity ownership in a consolidated subsidiary that is not attributable to the Company.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
15. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance ("AZDOI"). It's subsidiary PLNJ is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Insurance and Banking. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis.
The following table summarizes certain statutory financial information for the Company, including its subsidiary PLNJ, for the periods indicated:

	Years Ended December 31,
	2025	2024	2023
	(in millions)
Statutory net income (loss)	$446	$(5,195)	$4,923
Statutory capital and surplus	5,821	5,730	5,161
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. The Company must obtain approval from AZDOI prior to paying a dividend if the dividend, together with other dividend distributions made within the preceding twelve months, would exceed the lesser of 10% of statutory surplus or net gain from operations. Based on these limitations, there is a capacity to pay a dividend of $582 million in 2026 without prior approval. There was no return of capital in 2025. The Company did not pay dividends to Prudential Insurance in 2025, 2024, and 2023.

16. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2025, 2024, and 2023. The expense charged to the Company for the deferred compensation program was $5 million, $6 million and $5 million for the years ended December 31, 2025, 2024, and 2023, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $14 million, $11 million and $13 million for the years ended December 31, 2025, 2024, and 2023, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $19 million, $18 million and $14 million for the years ended December 31, 2025, 2024, and 2023, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $9 million, $8 million and $7 million for the years ended December 31, 2025, 2024, and 2023, respectively.
The Company is charged distribution expenses from Prudential’s proprietary nationwide advice organization, “Prudential Advisors” through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement. Prudential Advisors distributes Prudential life insurance, annuities, and investment products with proprietary and non-proprietary product options. In November 2024, the Company, along with three other affiliated entities, entered into several agreements with a third-party, LPL Financial Holdings Inc. (“LPL”). Under these agreements, the Company pays distribution expenses to LPL, of which 98% are returned to Prudential Advisors. Distribution expenses paid by the Company to LPL and subsequently returned to Prudential Advisors were $473 million and $56 million for the years ended December 31, 2025, and 2024, respectively.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $760 million, $820 million and $587 million for the years ended December 31, 2025, 2024, and 2023, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $105 million, $131 million and $144 million for the years ended December 31, 2025, 2024, and 2023, respectively.
Corporate-Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $5,098 million and $4,657 million as of December 31, 2025 and 2024, respectively. Fees related to these COLI policies were $59 million, $55 million and $50 million for the years ended December 31, 2025, 2024, and 2023, respectively. The Company reinsures the risk associated with these COLI policies to an affiliate reinsurer as part of a broader program related to variable insurance policies.
In May 2023, the Company funded a policy loan from the Prudential Financial COLI policy noted above in an amount of $900 million to an affiliated irrevocable trust, commonly referred to as a “rabbi trust”, which Prudential Financial created to support certain non-qualified retirement plans. The outstanding balance of the policy loan with the rabbi trust was $888 million and $897 million as of December 31, 2025 and 2024, respectively. Interest income related to the policy loan was $41 million, $42 million and $26 million for the years ended December 31, 2025, 2024, and 2023, respectively.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $91 million, $69 million and $53 million for the years ended December 31, 2025, 2024, and 2023, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 5 for additional information.
The interest income to the Company from PGF related to affiliated cash collateral was $417 million, $490 million and $499 million for the years ended December 31, 2025, 2024, and 2023, respectively, and are included in "Other income (loss)".
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $1,852 million and $1,100 million of investments in joint ventures as of December 31, 2025 and 2024, respectively. "Net investment income" related to these ventures includes gains of $168 million, $68 million and $5 million for the years ended December 31, 2025, 2024, and 2023, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $247 million, $271 million and $274 million for the years ended December 31, 2025, 2024, and 2023, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $52 million, $47 million and $38 million for the years ended December 31, 2025, 2024, and 2023, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, was as follows:

	Maturity Dates			Interest Rates			2025	2024
							(in thousands)
U.S. dollar fixed rate notes	2026	-	2038	0.00%	-	12.13%	$649,771	$520,462
Total notes receivable - affiliated(1)							$649,771	$520,462
(1)All notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $3 million and $1 million at December 31, 2025 and 2024, respectively, and is included in “Other assets”. Revenues related to these loans were $8 million, $3 million and $3 million for the years ended December 31, 2025, 2024, and 2023, respectively, and are included in “Other income (loss)”.
Affiliated Commercial Mortgage Loan
The affiliated commercial mortgage loan included in "Commercial mortgage and other loans" at December 31, 2025 and 2024 was $0 million.
The commercial mortgage loan is carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. The Company reviews the performance and credit quality of the commercial mortgage loan on an on-going basis.
Accrued interest receivable related to the loan was $0 million at both December 31, 2025 and 2024, and is included in "Accrued investment income". Revenues were $0.0 million, $5.5 million and $6.9 million for the years ended December 31, 2025, 2024, and 2023, respectively, and are included in "Net investment income".

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2025 and 2024.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/(Loss)
				(in thousands)
PAR U	January 2024	Transfer in	Fixed Maturities	$1,598,161	$1,598,161	$0	$0
PAR U	January 2024	Transfer in	Fixed Maturities	$778,745	$778,745	$0	$0
PURC	January 2024	Transfer in	Fixed Maturities	$2,155,560	$2,155,560	$0	$0
GUL Re	January 2024	Transfer in	Fixed Maturities	$1,685,582	$1,685,582	$0	$0
GUL Re	January 2024	Transfer in	Equities	$4,976	$4,976	$0	$0
PURE	January 2024	Transfer out	Fixed Maturities	$1,598,161	$1,598,161	$0	$0
PURE	January 2024	Transfer out	Fixed Maturities	$778,745	$778,745	$0	$0
PURE	January 2024	Transfer out	Fixed Maturities	$2,155,560	$2,155,560	$0	$0
PURE	January 2024	Transfer out	Fixed Maturities	$1,685,582	$1,685,582	$0	$0
PURE	January 2024	Transfer out	Equities	$4,976	$4,976	$0	$0
Ironbound	January 2024	Purchase	Other Invested Assets	$60,414	$60,414	$0	$0
Windhill CLO 1, Ltd.	February 2024	Sale	Fixed Maturities	$18,428	$18,858	$0	$(430)
Windhill CLO 2, Ltd.	February 2024	Sale	Fixed Maturities	$19,652	$20,057	$0	$(405)
PAR Term	February 2024	Purchase	Fixed Maturities	$43,084	$43,084	$0	$0
Windhill CLO 1, Ltd.	March 2024	Sale	Fixed Maturities	$10,148	$10,387	$0	$(239)
Windhill CLO 2, Ltd.	March 2024	Sale	Fixed Maturities	$14,763	$15,091	$0	$(328)
Prudential Insurance	March 2024	Purchase	Fixed Maturities	$198,804	$206,285	$5,910	$0
PAR U	March 2024	Transfer in	Other Invested Assets	$188,500	$188,500	$0	$0
PURE	March 2024	Transfer out	Other Invested Assets	$188,500	$188,500	$0	$0
Windhill CLO 1, Ltd.	April 2024	Sale	Fixed Maturities	$2,261	$2,300	$0	$(39)
Windhill CLO 2, Ltd.	May 2024	Sale	Fixed Maturities	$14,034	$14,415	$0	$(381)
Windhill CLO 1, Ltd.	June 2024	Sale	Fixed Maturities	$2,045	$2,100	$0	$(55)
Windhill CLO 2, Ltd.	June 2024	Sale	Fixed Maturities	$23,342	$23,743	$0	$(401)
PAR U	June 2024	Transfer in	Other Invested Assets	$326	$326	$0	$0
PURE	June 2024	Transfer out	Other Invested Assets	$326	$326	$0	$0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/(Loss)
PAR U	June 2024	Purchase	Commercial Mortgage and Other Loans	$12,555	$12,555	$0	$0
Windhill CLO 2, Ltd.	July 2024	Sale	Fixed Maturities	$53,462	$54,628	$0	$(1,166)
Windhill CLO 2, Ltd.	July 2024	Sale	Fixed Maturities	$6,579	$6,695	$0	$(116)
Windhill CLO 1, Ltd.	July 2024	Sale	Fixed Maturities	$2,136	$2,200	$0	$(64)
PAR U	July 2024	Purchase	Fixed Maturities	$17,402	$17,402	$0	$0
Prudential Insurance	July 2024	Purchase	Fixed Maturities	$22,655	$23,433	$614	$0
PAR U	July 2024	Purchase	Fixed Maturities	$1,239	$1,239	$0	$0
PAR U	July 2024	Purchase	Derivatives	$2,975	$2,975	$0	$0
Windhill CLO 2, Ltd.	August 2024	Sale	Fixed Maturities	$21,929	$22,500	$0	$(571)
Windhill CLO 1, Ltd.	August 2024	Sale	Fixed Maturities	$13,650	$14,100	$0	$(450)
PAR U	August 2024	Purchase	Fixed Maturities	$46,742	$46,742	$0	$0
PAR U	August 2024	Purchase	Fixed Maturities	$4,793	$4,793	$0	$0
Prudential Insurance	August 2024	Purchase	Fixed Maturities	$35,872	$35,085	$(621)	$0
Windhill CLO 2, Ltd.	September 2024	Sale	Fixed Maturities	$57,613	$57,613	$0	$0
Windhill CLO 2, Ltd.	September 2024	Sale	Fixed Maturities	$24,575	$24,911	$0	$(336)
Prudential Insurance	September 2024	Purchase	Fixed Maturities	$44,773	$43,632	$(901)	$0
Hirakata	October 2024	Purchase	Fixed Maturities	$21,229	$21,229	$0	$0
Hirakata	October 2024	Purchase	Fixed Maturities	$3,901	$3,901	$0	$0
PAR U	October 2024	Transfer in	Fixed Maturities	$6,615,438	$6,615,438	$0	$0
Windhill CLO 3, Ltd.	October 2024	Sale	Fixed Maturities	$232,036	$235,610	$0	$(3,574)
Windhill CLO 2, Ltd.	October 2024	Sale	Fixed Maturities	$5,824	$5,899	$0	$(75)
Windhill CLO 2, Ltd.	October 2024	Sale	Fixed Maturities	$14,690	$14,959	$0	$(269)
Windhill CLO 1, Ltd.	October 2024	Sale	Fixed Maturities	$3,038	$3,100	$0	$(62)
PAR U	October 2024	Transfer in	Equities	$6,120	$6,120	$0	$0
Windhill CLO 3, Ltd.	November 2024	Sale	Fixed Maturities	$17,409	$17,518	$0	$(109)
Windhill CLO 3, Ltd.	December 2024	Sale	Fixed Maturities	$38,020	$38,537	$0	$(517)
Windhill CLO 3, Ltd.	December 2024	Sale	Short-term Investments	$2,882	$2,905	$0	$(23)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/(Loss)
Prudential Insurance	December 2024	Contributed Capital	Equities	$415,696	$416,265	$0	$0
Windhill CLO 2, Ltd.	January 2025	Sale	Fixed Maturities	$2,738	$2,800	$0	$(62)
Windhill CLO 3, Ltd.	January 2025	Sale	Fixed Maturities	$17,046	$17,363	$0	$(317)
Windhill CLO 1, Ltd.	January 2025	Sale	Fixed Maturities	$2,152	$2,200	$0	$(48)
PAR U	February 2025	Purchase	Derivatives	$417,169	$417,169	$0	$0
Windhill CLO 2, Ltd.	February 2025	Sale	Fixed Maturities	$7,482	$7,600	$0	$(118)
Windhill CLO 3, Ltd.	February 2025	Sale	Fixed Maturities	$17,172	$17,410	$0	$(238)
Windhill CLO 1, Ltd.	February 2025	Sale	Fixed Maturities	$9,784	$9,900	$0	$(116)
Prudential Insurance	February 2025	Purchase	Fixed Maturities	$100,033	$101,147	$880	$0
Prudential Insurance	March 2025	Purchase	Fixed Maturities	$226,726	$260,396	$26,599	$0
Windhill CLO 3, Ltd.	March 2025	Sale	Fixed Maturities	$9,019	$9,144	$0	$(125)
Windhill CLO 1, Ltd.	March 2025	Sale	Fixed Maturities	$8,469	$8,500	$0	$(31)
Windhill CLO 1, Ltd.	March 2025	Sale	Fixed Maturities	$10,184	$10,301	$0	$(117)
Windhill CLO 1, Ltd.	March 2025	Purchase	Fixed Maturities	$921	$921	$0	$0
Windhill CLO 1, Ltd.	April 2025	Sale	Fixed Maturities	$21,646	$22,003	$0	$(357)
Windhill CLO 2, Ltd.	April 2025	Sale	Fixed Maturities	$8,597	$8,646	$0	$(49)
Windhill CLO 3, Ltd.	April 2025	Sale	Fixed Maturities	$33,528	$34,110	$0	$(582)
Windhill CLO 1, Ltd.	April 2025	Purchase	Fixed Maturities	$24	$24	$0	$0
Prudential Insurance	April 2025	Purchase	Fixed Maturities	$51,030	$53,646	$2,066	$0
Windhill CLO 1, Ltd.	May 2025	Sale	Fixed Maturities	$9,254	$9,388	$0	$(134)
Windhill CLO 2, Ltd.	May 2025	Sale	Fixed Maturities	$14,667	$14,792	$0	$(125)
Windhill CLO 4, Ltd.	May 2025	Sale	Fixed Maturities	$235,316	$237,464	$0	$(2,148)
Prudential Insurance	May 2025	Purchase	Fixed Maturities	$24,037	$24,000	$(29)	$0
PARCC	May 2025	Purchase	Fixed Maturities	$103,549	$103,549	$0	$0
Prudential Insurance	May 2025	Contributed Capital	Other Invested Assets	$207,870	$207,870	$0	$0
Windhill CLO 2, Ltd.	June 2025	Sale	Fixed Maturities	$500	$500	$0	$0
Windhill CLO 3, Ltd.	June 2025	Sale	Fixed Maturities	$2,608	$2,608	$0	$0
Windhill CLO 4, Ltd.	June 2025	Sale	Fixed Maturities	$19,136	$19,351	$0	$(215)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/(Loss)
Windhill CLO 1, Ltd.	July 2025	Sale	Fixed Maturities	$2,189	$2,200	$0	$(11)
Windhill CLO 2, Ltd.	July 2025	Sale	Fixed Maturities	$1,800	$1,800	$0	$0
Windhill CLO 3, Ltd.	July 2025	Sale	Fixed Maturities	$1,681	$1,700	$0	$(19)
Windhill CLO 4, Ltd.	July 2025	Sale	Fixed Maturities	$644	$650	$0	$(6)
Windhill CLO 1, Ltd.	August 2025	Sale	Fixed Maturities	$16,310	$16,526	$0	$(216)
Windhill CLO 2, Ltd.	August 2025	Sale	Fixed Maturities	$2,920	$2,920	$0	$0
Windhill CLO 3, Ltd.	August 2025	Sale	Fixed Maturities	$2,090	$2,090	$0	$0
Prudential Insurance	August 2025	Purchase	Fixed Maturities	$117,008	$116,592	$(328)	$0
Windhill CLO 1, Ltd.	September 2025	Sale	Fixed Maturities	$1,195	$1,200	$0	$(5)
Windhill CLO 2, Ltd.	September 2025	Sale	Fixed Maturities	$9,273	$9,314	$0	$(41)
Windhill CLO 3, Ltd.	September 2025	Sale	Short-term Investments	$235	$235	$0	$0
Windhill CLO 4, Ltd.	September 2025	Sale	Fixed Maturities	$4,910	$4,941	$0	$(31)
PGIM Strategic Investments Inc	September 2025	Sale	Other Invested Assets	$61,361	$61,361	$0	$0
Windhill CLO 2, Ltd.	October 2025	Sale	Fixed Maturities	$1,389	$1,400	$0	$(11)
Windhill CLO 3, Ltd.	October 2025	Sale	Fixed Maturities	$4,791	$4,800	$0	$(9)
Windhill CLO 4, Ltd.	October 2025	Sale	Fixed Maturities	$75,800	$76,335	$0	$(535)
Windhill CLO 5, Ltd.	November 2025	Sale	Fixed Maturities	$134,211	$135,041	$0	$(830)
Prudential Insurance	November 2025	Sale	Commercial Mortgage and Other Loans	$101,514	$99,786	$1,365	$0
Prudential Insurance	November 2025	Sale	Fixed Maturities	$29,140	$28,813	$258	$0
Prudential Insurance	November 2025	Sale	Fixed Maturities	$758	$781	$(19)	$0
Prudential Insurance	November 2025	Purchase	Fixed Maturities	$148,886	$149,101	$169	$0
Prudential Insurance	December 2025	Purchase	Fixed Maturities	$28,011	$29,000	$781	$0
Prudential Insurance	December 2025	Purchase	Fixed Maturities	$9,337	$9,060	$0	$(277)
Windhill CLO 1, Ltd.	December 2025	Purchase	Fixed Maturities	$1,112	$1,112	$0	$0
Windhill CLO 1, Ltd.	December 2025	Sale	Fixed Maturities	$16,955	$17,075	$0	$(120)
Windhill CLO 2, Ltd.	December 2025	Sale	Fixed Maturities	$4,896	$4,920	$0	$(24)
Windhill CLO 3, Ltd.	December 2025	Sale	Fixed Maturities	$9,008	$9,076	$0	$(68)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/(Loss)
Windhill CLO 3, Ltd.	December 2025	Sale	Short-term Investments	$353	$353	$0	$0
Windhill CLO 4, Ltd.	December 2025	Sale	Fixed Maturities	$10,562	$10,662	$0	$(100)
Windhill CLO 5, Ltd.	December 2025	Sale	Fixed Maturities	$27,642	$27,913	$0	$(271)
Passaic Fund LLC	December 2025	Sale	Other Invested Assets	$35,828	$35,828	$0	$0

Debt Agreements
The Company is authorized to borrow funds up to $7 billion from affiliates to meet its capital and other funding needs. There was no debt outstanding as of December 31, 2025 and 2024.
The total interest expense to the Company related to affiliated loans and cash collateral with PGF was $16 million, $39 million and $17 million for the years ended December 31, 2025, 2024, and 2023, respectively.
Contributed Capital and Dividends
In February 2026, the Company received a capital contribution of $300 million from Prudential Insurance. In February, May, August and December 2025, the Company received capital contributions from Prudential Insurance in the amounts of $220 million, $216 million, $17 million and $400 million, respectively, with the May contribution including $208 million in invested assets. In December 2024, the Company received capital contributions in the amount of $416 million from Prudential Insurance in the form of invested assets. In February and December 2023, the Company received capital contributions in the amount of $405 million and $7 million, respectively, from Prudential Insurance.
In June 2024, there was a $550 million return of capital to Prudential Insurance. In June, September, and December 2023, there was a $300 million, $650 million, and $450 million return of capital, respectively, to Prudential Insurance.
In 2025, 2024, and 2023, the Company did not pay any dividends to Prudential Insurance.
Reinsurance with Affiliates
As discussed in Note 12, the Company participates in reinsurance transactions with certain affiliates.

17. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage and agricultural property loans. As of December 31, 2025 and 2024, the outstanding balances on these commitments were $85 million and $230 million, respectively. These amounts include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was an allowance for credit losses of $0.5 million and $0.3 million as of December 31, 2025 and 2024, respectively, which is a change of $0.2 million and $0.0 million for the years ended December 31, 2025 and 2024, respectively. The Company also made commitments to purchase or fund investments, mostly fund investments and private fixed maturities, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. As of December 31, 2025 and 2024, $2,142 million and $1,359 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for both the years ended December 31, 2025 and 2024.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Guarantees
In July 2017, Pruco Life formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. Pruco Life owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates Pruco Life and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. Pruco Life does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Since 2001, Pruco Life entered into an arrangement with Prudential of Taiwan. In June 2021, PIIH completed the sale of Prudential of Taiwan. As a result of the sale, Pruco Life has a financial guarantee to stand ready to perform in an event that both Prudential of Taiwan and the Buyer default and fail to perform their obligations to make payments to the policyholders. Pruco Life has a liability of $31 million and $32 million as of December 31, 2025 and 2024, respectively, which represents the fair value of the guarantee and is amortized in revenue over a period which approximates the life of the underlying insurance in force. Since this obligation is not subject to limitations, it is not possible to determine the maximum potential amount due under this guarantee.

Guarantees of Asset Values

	December 31,
	2025	2024
	(in thousands)
Guaranteed value of third-parties assets	$4,186,284	$3,958,847
Fair value of collateral supporting these assets	$3,912,881	$3,543,500
Asset (liability) associated with guarantee, carried at fair value	$0	$111

Certain contracts underwritten by Pruco Life include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Consolidated Statements of Financial Position.

Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2025, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Individual Annuities and Individual Life
California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al.
In January 2024, a putative class action complaint entitled California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al., was filed in California Superior Court, Alameda County, alleging that the Company has failed to comply with California laws requiring that life insurance policies issued or delivered in California: (i) provide for a contractual 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide policyholders and designees with notice of payment default within 30 days and a 30-day advance written notice of pending lapse; and (iii) notify policyholders annually of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California’s Unfair Competition law ("UCL") and seeks unspecified damages along with declaratory and injunctive relief. In February 2024, defendants removed the action from California state court to the United States District Court for the Northern District of California. Plaintiff filed a motion to remand the action to the California Superior Court, Alameda County, and in December 2024, the motion was granted. In April 2025, Plaintiff filed a First Amended Complaint removing allegations related to the Unclaimed Life Insurance and Annuities Act, and the Defendant filed a demurrer seeking to dismiss the Amended Complaint. In October 2025, the Court issued an Order: (i) sustaining Defendant’s demurrer as to Plaintiff’s declaratory relief claim, and (ii) denying the demurrer as to the UCL claim.

Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial statements. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial statements.

PRUCO LIFE INSURANCE COMPANY
Schedule I
Summary of Investments Other Than Investments in Related Parties
December 31, 2025
(in thousands)

Type of Investment	Amortized Cost or Cost	Fair Value	Amount Shown in the Balance Sheet
Fixed maturities, available-for-sale:
Bonds:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,196,805	$1,117,320	$1,117,320
Obligations of U.S. states and their political subdivisions	460,634	434,528	434,528
Foreign governments	456,138	424,735	424,735
Asset-backed securities	5,051,514	5,076,048	5,076,048
Commercial mortgage-backed securities	1,370,898	1,354,310	1,354,310
Residential mortgage-backed securities	936,614	941,965	941,965
Public utilities	3,553,256	3,401,020	3,401,020
All other corporate bonds	35,134,183	34,801,972	34,801,972
Redeemable preferred stock	70,176	72,273	72,273
Total fixed maturities, available-for-sale	$48,230,218	$47,624,171	$47,624,171
Equity securities:
Common stocks:
Other common stocks	$2,569,208	$2,608,156	$2,608,156
Mutual funds	237,773	241,178	241,178
Non-redeemable preferred stocks	19,661	20,297	20,297
Total equity securities, at fair value	$2,826,642	$2,869,631	$2,869,631
Fixed maturities, trading	$5,241,598	$4,892,507	$4,892,507
Commercial mortgage and other loans	10,082,667		10,082,667
Policy loans	1,666,965		1,666,965
Short-term investments	320,794		320,794
Other invested assets	2,297,535		2,297,535
Total investments	$70,666,419		$69,754,270

PRUCO LIFE INSURANCE COMPANY
Schedule II
Condensed Financial Information of Registrant
Condensed Statements of Financial Position
December 31, 2025 and 2024
(in thousands, except share amounts)

	December 31, 2025	December 31, 2024
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2025 – $12,121; 2024 – $40,414) (amortized cost: 2025 – $44,270,098; 2024 – $33,648,311)(1)	$43,866,735	$31,964,802
Fixed maturities, trading, at fair value (amortized cost: 2025 – $5,203,043; 2024 – $4,391,322)	4,853,273	3,823,792
Equity securities, at fair value (cost: 2025 – $2,633,413; 2024 – $2,650,189)	2,676,833	2,623,758
Policy loans	527,440	422,891
Short-term investments (net of allowance for credit losses: 2025 – $0; 2024 – $49)	320,794	505,991
Commercial mortgage and other loans (net of $48,775 and $36,002 allowance for credit losses at December 31, 2025 and 2024, respectively)	9,497,730	7,281,995
Other invested assets (includes $77,641 and $12,999 of assets measured at fair value at December 31, 2025 and 2024, respectively)(1)	2,129,812	1,363,038
Total investments	63,872,617	47,986,267
Cash and cash equivalents(1)	2,586,041	3,144,542
Deferred policy acquisition costs	8,179,344	7,389,743
Accrued investment income(1)	548,524	405,115
Reinsurance recoverables and deposit receivables (net of $145 and $10 allowance for credit losses; includes $373,491 and $379,582 of embedded derivatives at fair value at December 31, 2025 and 2024, respectively)	49,739,181	44,233,228
Investment in subsidiaries	1,618,782	1,472,500
Receivables from parent and affiliates	854,168	567,631
Deferred sales inducements	297,413	322,351
Income tax assets(1)	1,627,258	2,013,349
Market risk benefit assets	2,160,239	2,144,919
Other assets(1)	1,823,202	1,833,801
Separate account assets	103,737,191	103,635,702
TOTAL ASSETS	$237,043,960	$215,149,148
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$81,224,030	$65,114,184
Future policy benefits	26,224,147	23,096,707
Market risk benefit liabilities	3,986,790	3,788,800
Cash collateral for loaned securities	22,622	121,372
Reinsurance and funds withheld payables (includes $265 and $0 of embedded derivatives at fair value at December 31, 2025 and 2024, respectively)	9,203,855	7,192,595
Payables to parent and affiliates(1)	2,418,541	3,653,229
Other liabilities(1)	2,303,716	3,950,118
Separate account liabilities	103,737,191	103,635,702
Total liabilities	229,120,892	210,552,707
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and 250,000 outstanding)	2,500	2,500
Additional paid-in capital	5,806,878	4,923,299
Retained earnings / (accumulated deficit)	2,104,835	272,519
Accumulated other comprehensive income (loss)	8,855	(601,877)
Total equity	7,923,068	4,596,441
TOTAL LIABILITIES AND EQUITY	$237,043,960	$215,149,148

(1) See Note 4 to the Consolidated Financial Statements for details of balances associated with variable interest entities.

See Notes to Condensed Financial Information of Registrant

PRUCO LIFE INSURANCE COMPANY
Schedule II
Condensed Financial Information of Registrant
Condensed Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2025, 2024, and 2023
(in thousands)

	2025	2024	2023
REVENUES
Premiums (includes $2,191, $(2,740) and $6,296 of gains (losses) from changes in estimates on deferred profit liability amortization for the years ended December 31, 2025, 2024, and 2023, respectively)	$500,031	$344,383	$289,344
Policy charges and fee income	1,623,176	6,677,744	1,476,927
Net investment income	2,912,127	2,154,525	1,507,280
Asset administration fees	192,382	212,328	223,803
Other income (loss)	2,242,832	743,843	747,789
Realized investment gains (losses), net	(1,242,504)	498,953	(1,102,789)
Change in value of market risk benefits, net of related hedging gains (losses)	(522,945)	(473,209)	(169,565)
TOTAL REVENUES	5,705,099	10,158,567	2,972,789
BENEFITS AND EXPENSES
Policyholders’ benefits	714,135	7,338,059	448,286
Change in estimates of liability for future policy benefits	(62,248)	(14,594)	6,067
Interest credited to policyholders’ account balances	1,116,400	956,863	557,510
Amortization of deferred policy acquisition costs	643,498	(285,676)	518,939
General, administrative and other expenses	1,134,168	1,180,030	1,074,134
TOTAL BENEFITS AND EXPENSES	3,545,953	9,174,682	2,604,936
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF SUBSIDIARIES AND OPERATING JOINT VENTURE	2,159,146	983,885	367,853
Income tax expense (benefit)	411,664	147,233	14,006
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF SUBSIDIARIES AND OPERATING JOINT VENTURE	1,747,482	836,652	353,847
Equity in earnings of subsidiaries	85,169	(12,237)	96,844
Equity in earnings of operating joint venture, net of taxes	(335)	(425)	(433)
NET INCOME (LOSS)	$1,832,316	$823,990	$450,258
Other comprehensive income (loss), before tax:
Net unrealized investment gains (losses)	914,172	(246,952)	632,819
Interest rate remeasurement of future policy benefits	(37,656)	45,461	(50,679)
Gain (loss) from changes in non-performance risk on market risk benefits	(169,143)	(401,884)	(597,135)
Other	66,284	(118,775)	(11,539)
Total	773,657	(722,150)	(26,534)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	162,925	(151,234)	(5,638)
Other comprehensive income (loss), net of taxes	610,732	(570,916)	(20,896)
Total comprehensive income (loss)	$2,443,048	$253,074	$429,362

See Notes to Condensed Financial Information of Registrant

PRUCO LIFE INSURANCE COMPANY
Schedule II
Condensed Financial Information of Registrant
Condensed Statements of Cash Flows
Years Ended December 31, 2025, 2024, and 2023
(in thousands)

	2025	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net cash flows from (used in) operating activities	$3,644,663	$3,363,590	$2,365,722
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	5,210,345	3,425,809	1,622,501
Fixed maturities, trading	1,560,828	800,588	95,872
Equity securities	2,278,334	957,650	189,210
Policy loans	173,984	157,478	152,275
Ceded policy loans	(108,452)	(87,521)	(117,589)
Short-term investments	872,948	1,280,677	444,983
Commercial mortgage and other loans	370,562	724,559	157,116
Other invested assets	267,660	73,632	17,405
Notes receivable from parent and affiliates	231,823	722	3,858
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(15,563,807)	(12,273,347)	(6,762,400)
Fixed maturities, trading	(2,534,641)	(1,819,224)	(857,717)
Equity securities	(2,453,816)	(2,373,213)	(678,790)
Policy loans	(253,540)	(222,724)	(236,886)
Ceded policy loans	95,058	117,552	147,961
Short-term investments	(792,990)	(1,412,350)	(679,224)
Commercial mortgage and other loans	(2,503,344)	(2,145,910)	(1,239,173)
Other invested assets	(859,300)	(406,031)	(174,680)
Notes receivable from parent and affiliates	(354,399)	(297,850)	(31)
Capital contributions to subsidiaries	(407,432)	(549,964)	(323,909)
Return of capital from subsidiaries	403,596	414,859	0
Other, net	(141,435)	164,779	(60,358)
Cash flows from (used in) investing activities	(14,508,018)	(13,469,829)	(8,299,576)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	15,792,652	16,148,664	10,508,549
Affiliated ceded policyholders’ account deposits	(1,778,143)	(826,393)	(870,031)
Policyholders’ account withdrawals	(4,229,523)	(3,600,010)	(3,287,164)
Affiliated ceded policyholders’ account withdrawals	398,376	454,788	360,211
Contributed capital	620,000	0	405,000
Return of capital	0	(550,000)	(1,400,000)
Other, net	(498,508)	(329,656)	28,817
Cash flows from (used in) financing activities	10,304,854	11,297,393	5,745,382
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(558,501)	1,191,154	(188,472)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,144,542	1,953,388	2,141,860
CASH AND CASH EQUIVALENTS, END OF YEAR	$2,586,041	$3,144,542	$1,953,388

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refunded), net	$174,626	$360,742	$57,749
Interest paid	$810	$2,644	$4,377

Significant Non-Cash Transactions
2025
"Cash flows from (used in) operating activities" for the year ended December 31, 2025 excludes certain non-cash activities in the amount of $(1,397) million related to the affiliated reinsurance transaction with The Prudential Insurance Company of America ("Prudential Insurance") effective October 1, 2025. See Note 12 for additional information.

2024
"Cash flows from (used in) operating activities" and "Cash flows from (used in) investing activities" for the year ended December 31, 2024, excludes certain non-cash activities in the amount of $(7,469) million primarily related to reinsurance recoverables and $6,722 million related to invested asset transfers, respectively. These transactions are associated with the unaffiliated reinsurance agreement with Wilton Reassurance Company and Wilton Reinsurance Bermuda Limited (collectively, "Wilton Re"), effective October 1, 2024. Associated with the transaction with Wilton Re, "Cash flows from (used in) operating activities" and "Cash flows from (used in) investing activities" for the year ended December 31, 2024, exclude largely offsetting affiliated non-cash activities in the amount of $7,190 million, primarily related to reinsurance recoverables and payables, and $(6,722) million related to invested asset transfers, respectively. These are related to the recapture of the risks associated with the business that had previously been reinsured with Prudential Arizona Reinsurance Universal Company ("PAR U") as well as assumption of those recaptured by Pruco Life Insurance Company of New Jersey from PAR U. See Note 12 for additional information.

"Cash flows from (used in) operating activities" for the year ended December 31, 2024 excludes certain non-cash activities in the amount of $(78) million related to the affiliated reinsurance transaction with Prudential Arizona Reinsurance Captive Company, effective October 1, 2024. See Note 12 for additional information.

"Cash flows from (used in) operating activities" for the year ended December 31, 2024 excludes certain non-cash activities in the amount of $936 million related to the affiliated reinsurance transaction with Prudential Universal Reinsurance Entity Company and The Prudential Insurance Company of America, effective January 1, 2024. See Note 12 for additional information.

"Cash flows from (used in) investing activities" and "Cash flows from (used in) financing activities" for the year ended December 31, 2024 excludes non-cash activities related to invested asset transfers in the amount of $416 million, related to capital contributions the Company received from Prudential Insurance. See Note 16 for additional information.

2023
"Cash flows from (used in) operating activities" for the year ended December 31, 2023 excludes certain non-cash activities in the amount of $475 million related to the novated indexed variable annuities under the reinsurance agreement with Fortitude Life Insurance & Annuity Company (“FLIAC”). See Note 12 for more details regarding this transaction.

See Notes to Condensed Financial Information of Registrant

PRUCO LIFE INSURANCE COMPANY
Schedule II
Condensed Financial Information of Registrant
Notes to Condensed Financial Information of Registrant

1.ORGANIZATION AND PRESENTATION

Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America, which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.

The condensed financial information of Pruco Life should be read in conjunction with the consolidated financial statements of Pruco Life and its subsidiaries and the notes thereto (the “Consolidated Financial Statements”). The condensed financial statements of Pruco Life reflect its direct wholly-owned subsidiary and majority-owned subsidiaries using the equity method of accounting.